Exhibit 10.11

TAKEDA PHARMACEUTICAL COMPANY LIMITED

The Company

MUFG Bank, Ltd.

Fiscal Agent

FISCAL AGENCY AGREEMENT

Dated as of November 21, 2018

€1,250,000,000 0.375% Senior Notes due 2020

€1,000,000,000 Senior Floating Rate Notes due 2020

€1,500,000,000 1.125% Senior Notes due 2022

€750,000,000 Senior Floating Rate Notes due 2022

€1,500,000,000 2.250% Senior Notes due 2026

€1,500,000,000 3.000% Senior Notes due 2030

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		Page
SECTION 9.8.	Rule 144A Information.	48
SECTION 9.9.	Reporting Requirements.	48
SECTION 9.10.	Negative Pledge.	48

ARTICLE X REDEMPTION AND PURCHASE OF SECURITIES		49

SECTION 10.1.	Optional Redemption of Fixed Rate Notes.	49
SECTION 10.2.	Optional Redemption due to an Additional Amounts Event.	50
SECTION 10.3.	Special Mandatory Redemption.	50
SECTION 10.4.	Election to Redeem; Notice to Fiscal Agent.	51
SECTION 10.5.	Notice of Redemption.	51
SECTION 10.6.	Deposit of Redemption Price.	52
SECTION 10.7.	Notes Payable on Redemption Date.	52
SECTION 10.8.	Repurchase of Notes.	52

ARTICLE XI CALCULATION AGENT		53

SECTION 11.1.	Appointment.	53
SECTION 11.2.	Calculation of Floating Interest.	53
SECTION 11.3.	Commissions; Incidental Acts.	53
SECTION 11.4.	Rights and Liabilities of the Calculation Agent.	54
SECTION 11.5.	Resignation and Removal.	55

EXHIBITS

EXHIBIT A-1.	Form of Fixed Rate Rule 144A Global Note
EXHIBIT A-2.	Form of Fixed Rate Regulation S Global Note
EXHIBIT A-3.	Form of Floating Rate Rule 144A Global Note
EXHIBIT A-4.	Form of Floating Rate Regulation S Global Note
EXHIBIT B.	Form of Transfer Certificate for Transfer from Rule 144A Global Note to Regulation S Global Note
EXHIBIT C.	Form of Transfer Certificate for Transfer from Regulation S Global Note to Rule 144A Global Note
EXHIBIT D.	Form of Officer’s Certificate as to Default

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FISCAL AGENCY AGREEMENT, dated as of November 21, 2018, between Takeda Pharmaceutical Company Limited, a joint-stock corporation (kabushiki kaisha) organized under the laws of Japan (the “Company”), and MUFG Bank, Ltd., incorporated with limited liability in Japan, as fiscal agent (the “Fiscal Agent”).

W I T N E S S E T H

WHEREAS, the Company has duly authorized the issuance of its €1,000,000,000 Senior Floating Rate Notes due 2020 (the “2020 Floating Rate Notes”) and €750,000,000 Senior Floating Rate Notes due 2022 (the “2022 Floating Rate Notes” and, together with the 2020 Floating Rate Notes, the “Floating Rate Notes”) and its €1,250,000,000 0.375% Senior Notes due 2020 (the “2020 Notes”), €1,500,000,000 1.125% Senior Notes due 2022 (the “2022 Notes”), €1,500,000,000 2.250% Senior Notes due 2026 (the “2026 Notes”) and €1,500,000,000 3.000% Senior Notes due 2030 (the “2030 Notes” and, together with the 2020 Notes, the 2022 Notes and the 2026 Notes, the “Fixed Rate Notes”) (the Fixed Rate Notes together with the Floating Rate Notes, the “Notes”) and to provide, among other things, for the execution, authentication, delivery and administration thereof, the Company has duly authorized the execution and delivery of this Agreement; and

WHEREAS, all things necessary to make the Notes, when executed and delivered by the Company and authenticated and delivered as provided in this Agreement, the valid, binding and legal obligations of the Company, and to constitute these presents a valid agreement of the Company according to its terms have been done;

NOW, THEREFORE:

In consideration of the premises and the purchases of the Notes by the holders thereof, the Company covenants and agrees for the equal and proportionate benefit of the respective holders of the Notes from time to time as follows:

ARTICLE I

DEFINITIONS AND OTHER PROVISIONS

OF GENERAL APPLICATION

SECTION 1.1.    Definitions.

For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(1)        the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(2)        all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with International Financial Reporting Standards;

(3)        unless the context otherwise requires, any reference to an “Article” or a “Section” refers to an Article or a Section, as the case may be, of this Agreement;

(4)        the words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and

(5)        the following expressions shall have the following meanings:

“2022 Par Call Date” has the meaning specified in Section 10.1.

“2026 Par Call Date” has the meaning specified in Section 10.1.

“2030 Par Call Date” has the meaning specified in Section 10.1.

“Act”, when used with respect to any Holder, has the meaning specified in Section 1.4.

“Act on Special Taxation Measures” has the meaning specified in Section 9.5.

“Additional Amounts” has the meaning specified in Section 9.5.

“Additional Amounts Event” has the meaning specified in Section 10.2.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agent” means any Notes Registrar, Paying Agent or Calculation Agent.

“Agent Members” has the meaning specified in Section 2.13(g).

“Agreement” means this Fiscal Agency Agreement as originally executed and as it may from time to time be supplemented or amended pursuant to the applicable provisions hereof.

“Applicable Procedures” has the meaning specified in Section 2.6(e).

“Authorized Officer” means any person (whether designated by name or the person for the time being holding a designated office) appointed by or pursuant to a Board Resolution or otherwise for the purpose, or a particular purpose, of this Agreement, provided that written notice of such appointment shall have been given to the Fiscal Agent.

“Board of Directors” means the board of directors of the Company or any committee or member thereof duly authorized to act for it in respect hereof.

“Board Resolution” means a copy of a resolution or decision certified by an authorized Director or any other Authorized Officer of the Company to have been duly adopted or made by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Fiscal Agent.

“Business Day” means both a day on which the TARGET2 System is open, and a day other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banking institutions are authorized or required by law, regulation or executive order to be closed in London or Tokyo.

“Calculation Agent” means any Person authorized by the Company to calculate the payment of interest on any Floating Rate Notes on behalf of the Company, which shall initially be MUFG Bank, Ltd.

“Clearstream” means Clearstream Banking S.A.

“Closing Date” means November 21, 2018.

“Company” means the Person named as the “Company” in the first paragraph of this instrument until a Successor Person shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Company” shall mean such Successor Person.

“Company Request” or “Company Order” means a written request or order signed in the name of the Company by any of its Directors and/or Authorized Officers, and delivered to the Fiscal Agent.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an Independent Investment Banker, a German government bond whose maturity is closest to the maturity of the notes to be redeemed, or if such independent investment bank in its discretion determines that such similar bond is not in issue, such other German government bond as such Independent Investment Banker may, with the advice of three brokers of, and/or market makers in, German government bonds selected by the Company, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the notes to be redeemed, if they were to be purchased at such price on the third business day prior to the date fixed for redemption, would be equal to the gross redemption yield on such business day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (London time) on such Business Day as determined by an Independent Investment Banker.

“Co-operation Agreement” means the Co-operation Agreement, dated May 8, 2018, between the Company and Shire plc.

“Depositary” has the meaning specified in Section 2.13(a).

“Designated Financial Institution” has the meaning specified in Section 9.5.

“Director” means any member of the Board of Directors.

“EURIBOR Business Day” means any day that is not a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banking institutions are authorized or required by law, regulation or executive order to be closed in London, and is a day on which the TARGET2 System, or any successor thereto, operates.

“Euroclear” means Euroclear Bank SA/NV.

“Event of Default” has the meaning specified in Section 4.1.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Expiration Date” has the meaning specified in Section 1.4.

“Fiscal Agent’s Office” means the office of the Fiscal Agent in London at which at any particular time its business shall be principally administered, which as at the date hereof is located at Ropemaker Place, 25 Ropemaker Street, London EC2Y 9AN, or such other address as the Fiscal Agent may designate from time to time by notice to the Holders and the Company, or the principal office of any successor Fiscal Agent (or such other address as such successor Fiscal Agent may designate from time to time to the Holders and the Company).

“Fixed Rate Interest Payment Date” means November 21 during the term of this Agreement.

“Floating Rate Interest Payment Date” means each February 21, May 21, August 21 and November 21, in each case, during the term of this Agreement.

“Global Notes” has the meaning specified in Section 2.1.

“Holder” means a Person in whose name a Note is registered in the Notes Register.

“ICMA Procedures” has the meaning specified in Section 2.10.

“Independent Investment Banker” means one of the Reference Government Bond Dealers appointed by the Company.

“Interest Payment Date” means the Fixed Rate Interest Payment Date and the Floating Rate Interest Payment Date.

“Interest Recipient Information” has the meaning specified in Section 9.5.

“Judgment Currency” has the meaning specified in Section 9.7.

“Legends” has the meaning specified in Section 2.6(a).

“Lien” means, with respect to any property or asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such property or asset, including, without limitation, the right of a vendor, lessor or similar party under any conditional sales agreement, capital lease or other title retention agreement relating to such property or asset, and any other right of or arrangement with any creditor to have its claims satisfied out of any property or assets, or the proceeds therefrom, prior to any general creditor of the owner thereof.

“Long Stop Date” means May 8, 2019, or such later date as may be agreed upon in accordance with the Co-Operation Agreement.

“Note” or “Notes” means any Fixed Rate Notes or Floating Rate Notes authenticated and delivered under this Agreement.

“Notes Register” and “Notes Registrar” have the respective meanings specified in Section 2.4.

“Officer’s Certificate” means a certificate signed by any Director or Authorized Officer of the Company and delivered to the Fiscal Agent.

“Opinion of Counsel” means a written opinion of counsel, who may be an employee of or counsel to the Company, or other counsel acceptable to the Fiscal Agent, in a form satisfactory to the Fiscal Agent.

“Outside Date” has the meaning specified in Section 10.03.

“Outstanding”, when used with respect to any series of the Notes, means, as of the date of determination, all Notes of such series theretofore authenticated and delivered under this Agreement, except:

(1)        Notes theretofore cancelled by the Notes Registrar or delivered to the Notes Registrar for cancellation;

(2)        Notes for whose payment or redemption money in the necessary amount has been theretofore deposited with the Fiscal Agent or any Paying Agent in trust for the Holders of such Notes; provided that, if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Agreement or provision therefor satisfactory to the Fiscal Agent has been made; and

(3)        Notes which have been paid pursuant to Section 2.7 or in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Agreement, other than any such Notes in respect of which there shall have been presented to the Fiscal Agent proof satisfactory to it that such Notes are held by a bona fide purchaser in whose hands such Notes are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes of any series have given, made or taken any request, demand, authorization, direction, notice, consent, waiver or other action hereunder as of any date, Notes owned by the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Fiscal Agent or the Paying Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Notes which a Responsible Officer of the Fiscal Agent actually knows to be so owned shall be so disregarded. Notes so owned or beneficially held which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Fiscal Agent or the Paying Agent the pledgee’s right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor.

“Owner Transferee” has the meaning specified in Section 2.6(e).

“Owner Transferor” has the meaning specified in Section 2.6(e).

“Participant” has the meaning specified in Section 9.5.

“Participant Transferee” has the meaning specified in Section 2.6(e).

“Participant Transferor” has the meaning specified in Section 2.6(e).

“Participants” has the meaning specified in Section 2.5.

“Paying Agent” means any Person authorized by the Company to pay the principal of or interest on any Notes (or Additional Amounts, if any) on behalf of the Company, which shall initially be MUFG Bank, Ltd.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, trust, unincorporated organization or government or any branch, agency or political subdivision thereof.

“Principal Subsidiary” means, with respect to any Person, any Subsidiary (i) whose revenue, as shown by the latest audited financial statements (consolidated in the case of a Subsidiary which itself has Subsidiaries) of such Subsidiary, constitute at least 10% of the consolidated revenue of such Person and its consolidated Subsidiaries as shown by the latest audited consolidated financial statements of such Person or (ii) whose gross assets, as shown by the latest audited financial statements (consolidated in case of a Subsidiary which itself has Subsidiaries) of such Subsidiary constitute at least 10% of the gross assets of such Person and its consolidated Subsidiaries as shown by the latest audited consolidated financial statements of such Person.

“Public External Indebtedness” means bonds, debentures, notes or other similar investment securities of the Company or any other person evidencing indebtedness with a maturity of not less than one year from the issue date thereof, or any guarantees thereof, which are (a) either (i) by their terms payable, or confer a right to receive payment, in any currency other than Japanese yen or (ii) denominated in Japanese yen and more than 50% of the aggregate principal amount thereof is initially distributed outside of Japan by or with the authorization of the Company thereof; and (b) for the time being, or are intended to be, quoted, listed, ordinarily dealt in or traded, in each case primarily, on a stock exchange or over-the-counter or other securities market outside Japan.

“Record Date” with respect to any Interest Payment Date shall have the meaning specified in the form of the Notes.

“Redemption Date” has the meaning specified in Section 10.5.

“Reference Government Bond Dealers” means each of J.P. Morgan Securities plc, Morgan Stanley MUFG Securities Co., Ltd., Barclays Bank PLC, BNP Paribas or HSBC Bank plc (or their respective affiliates that are Primary Government Bond Dealers) and their respective successors, and a Primary Government Bond Dealer selected by SMBC Nikko Capital Markets Limited; provided, however, that if any of the foregoing shall cease to be a broker or dealer of, and/or market maker in, German government bonds (a “Primary Government Bond Dealer”), the Company will substitute therefor another Primary Government Bond Dealer.

“Regulation S Global Note” has the meaning specified in Section 2.1.

“Regulation S Global Transferred Amount” has the meaning specified in Section 2.6(f).

“Required Currency” has the meaning specified in Section 9.7.

“Responsible Officer” means, when used with respect to the Fiscal Agent, any officer within the Fiscal Agent’s debt capital markets department with responsibility for the administration of this Agreement and also means, with respect to a particular corporate trust matter, any other officer of the Fiscal Agent to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject. When used with respect to the Calculation Agent, “Responsible Officer” means any vice president, relationship manager, transaction manager, client service manager or any other officer located at the specified office of the Calculation Agent who customarily performs functions similar to those persons who at the relevant time shall be officers, respectively.

“Rule 144A Global Note” has the meaning specified in Section 2.1.

“Rule 144A Global Transferred Amount” has the meaning specified in Section 2.6(e).

“Rule 144A Information” has the meaning specified in Section 9.8.

“Securities Act” means the U.S. Securities Act of 1933, as amended.

“Special Mandatory Redemption Date” means the 20th day (or if such day is not a Business Day, the first Business Day thereafter) after the earliest to occur of (1) the Long Stop Date, if the Shire Acquisition has not been consummated on or prior to the Long Stop Date or (2) the date of public announcement by the Company that the Shire Acquisition will not be consummated.

“Shire Acquisition” means the offer whereby the Company will acquire the entire issued and to be issued ordinary share capital of Shire plc, pursuant to the Co-operation Agreement.

“specially-related person of the Company” has the meaning specified in Section 9.5.

“Subsidiary” means, with respect to any Person, any entity which is controlled or of which more than 50% of its ownership interests are owned directly or indirectly by such Person.

“Succession Event” has the meaning specified in Section 7.1.

“Successor Person” has the meaning specified in Section 7.2.

“Tax Documentation” means any of certifications, claims for exemption, notifications or other documentation required under Japanese tax law for interest payments to be made without withholding or deduction for or on account of Japanese tax.

“Taxes” has the meaning specified in Section 9.5.

“Transfer Restrictions” has the meaning specified in Section 2.6(a).

“Fiscal Agent” means the Person named as the “Fiscal Agent” in the first paragraph of this instrument until a successor Fiscal Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter “Fiscal Agent” shall mean or include each Person who is then a Fiscal Agent hereunder.

“United States” means the United States of America.

“Written Application for Tax Exemption” has the meaning specified in Section 9.5.

SECTION 1.2.    Compliance Certificates and Opinions.

Upon any application or request by the Company to the Fiscal Agent to take any action under any provision of this Agreement, the Company shall furnish to the Fiscal Agent an Officer’s Certificate and an Opinion of Counsel (provided, however, that at the time of issuance of the Notes, the Company shall furnish to the Fiscal Agent an Officer’s Certificate) stating that all conditions precedent provided for in this Agreement relating to the proposed action have been complied with. Each such certificate or opinion shall be given in the form of an Officer’s Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements set forth in this Agreement.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement (except for certificates provided for in Section 9.4) shall include:

(1)        a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

(2)        a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3)        a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

(4)        a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.3.    Form of Documents Delivered to Fiscal Agent.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

SECTION 1.4.    Acts of Holders; Record Dates.

Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Fiscal Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Fiscal Agent and the Company, if made in the manner provided in this Section 1.4.

The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Fiscal Agent deems sufficient.

The ownership of Notes shall be proved by the Notes Register.

Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Fiscal Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Notes entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders of Notes, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If any record date is set pursuant to this paragraph, the Holders of Outstanding Notes at the close of business on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Notes on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Notes on the date such action is taken based on such record date previously set. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Fiscal Agent in writing and to each Holder of Notes in the manner set forth in Section 1.6.

The Fiscal Agent may set any day as a record date for the purpose of determining the Holders of Outstanding Notes entitled to join in the giving or making of (i) any declaration of acceleration referred to in Section 4.2, (ii) any request to institute proceedings referred to in Section 4.7 or (iii) any direction referred to in Section 4.12. If any record date is set pursuant to this paragraph, the Holders of Outstanding Notes at the close of business on such record date, and no other Holders, shall be entitled to join in such declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Notes on such record date. Nothing in this paragraph shall be construed to prevent the Fiscal Agent from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), provided, however, that nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Notes on the date such action is taken based on such record date previously set. Promptly after any record date is set pursuant to this paragraph, the Fiscal Agent, at the Company’s expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Notes in the manner set forth in Section 1.6.

With respect to any record date set pursuant to this Section 1.4, the party hereto which sets such record dates may designate any day as the “Expiration Date” and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other parties hereto in writing, and to each Holder of Notes in the manner set forth in Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section 1.4, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Note may do so with regard to all or any part of the principal amount of such Note or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount of such Note.

SECTION 1.5.    Notices, Etc., to Fiscal Agent and the Company.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Agreement to be made upon, given or furnished to, or filed with,

(1)        the Fiscal Agent by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Fiscal Agent at the Fiscal Agent’s Office, or

(2)        the Company by the Fiscal Agent or by any Holder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid to the Company at its address at 1-1, Nihonbashi-Honcho 2-Chome, Chuo-ku, Tokyo 103-8668, Japan, Fax: +81-3-3278-2198, Attention: Global Treasury & Finance Management, Group Finance & Controlling, Global Finance; or at any other address previously furnished in writing to the Fiscal Agent by the Company.

SECTION 1.6.    Notice to Holders; Waiver.

Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, or emailed, in PDF format, to each Holder affected by such event, at his address as it appears in the Notes Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail or email, neither the failure to mail or email such notice, nor any defect in any notice so mailed or emailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Fiscal Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Fiscal Agent shall constitute a sufficient notification for every purpose hereunder.

SECTION 1.7.    Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.8.    Successors and Assigns.

All covenants and agreements in this Agreement by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.9.    Separability Clause.

In case any provision in this Agreement or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.10.    Benefits of Agreement.

Nothing in this Agreement or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Agreement.

SECTION 1.11.    Governing Law.

This Agreement and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 1.12.    Consent to Jurisdiction; Waiver of Immunities.

(a)        The Company hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of New York State or the federal courts of the United States located in the Borough of Manhattan, The City of New York over any suit, action or proceeding arising out of or relating to this Agreement or any Note. The Company irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, it irrevocably waives such immunity in respect of its obligations hereunder or under any Note. The Company agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Company and, to the extent permitted by applicable law, may be enforced in any court to the jurisdiction of which the Company is subject by a suit upon such judgment or in any manner provided by law, provided that service of process is effected upon the Company in the manner specified in the following paragraph or as otherwise permitted by law.

(b)        As long as any of the Notes remain Outstanding, the Company will at all times have an authorized agent in The City of New York upon whom process may be served in any legal action or proceeding arising out of or relating to this Agreement or any Note. Service of process upon such agent and written notice of such service mailed or delivered to the Company shall to the fullest extent permitted by law be deemed in every respect effective service of process upon the Company in any such legal action or proceeding. The Company has appointed Cogency Global Inc. as its agent for such purpose, and covenants and agrees that service of process in any suit, action or proceeding may be made upon it at the offices of such agent. Cogency Global Inc. has accepted such appointment as agent for service of process. Notwithstanding the foregoing, the Company may, with prior written notice to the Fiscal Agent, terminate the appointment of such agent and appoint another agent for the above purposes so that the Company shall at all times have an agent for the above purposes in The City of New York.

(c)        The Company hereby irrevocably waives, to the fullest extent permitted by law, any requirement or other provision of law, rule, regulation or practice which requires or otherwise establishes as a condition to the institution, prosecution or completion of any suit, action or proceeding (including appeals) arising out of or relating to this Agreement or any Note, the posting of any bond or the furnishing, directly or indirectly, of any other security.

SECTION 1.13.    Waiver of Jury Trial.

EACH OF THE COMPANY AND THE FISCAL AGENT HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

SECTION 1.14.    Payments Due on Non-Business Days.

In any case in which any Fixed Rate Interest Payment Date falls on a day that is not a Business Day, then payment of principal or interest (or Additional Amounts, if any) need not be made on such date but may be made on the next succeeding Business Day. Any payment made pursuant to the preceding sentence on such next succeeding Business Day shall have the same force and effect as if made on the due date, and no additional interest shall accrue with respect to such payment for the period after such date.

If any Floating Rate Interest Payment Date would otherwise be a day that is not a EURIBOR Business Day, such Floating Rate Interest Payment Date shall be the next succeeding EURIBOR Business Day, unless the next succeeding EURIBOR Business Day is in the next succeeding calendar month, in which case such Floating Rate Interest Payment Date shall be the immediately preceding EURIBOR Business Day.

SECTION 1.15.    Communications by Holders with Other Holders.

Within five Business Days of receipt of a written application by a Holder stating that such Holder desires to communicate with other Holders of Notes, the Fiscal Agent, provided it has received a copy of the form of proxy or other communication which such applying Holder proposes to transmit and proof reasonably satisfactory to the Fiscal Agent that such Holder has owned Notes for a period of at least six months prior to such request, shall either (i) afford the applying Holder access to the requested information or (ii) transmit copies of the communication prepared by the applying Holder to the registered Holders at the expense of such applying Holder.

SECTION 1.16.    English Language.

All certificates, opinions, notices, consents, requests or other documents or instruments delivered pursuant hereto shall be in the English language.

SECTION 1.17.    Counterparts

This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the parties hereto and may be used in lieu of the original Agreement and signature pages for all purposes.

ARTICLE II

THE SECURITIES

SECTION 2.1.    Forms.

Upon the execution and delivery of this Agreement, the:

•	0.375% Senior Notes due 2020 in an aggregate principal amount of €1,250,000,000,

•	Senior Floating Rate Notes due 2020 in an aggregate principal amount of €1,000,000,000,

•	1.125% Senior Notes due 2022 in an aggregate principal amount of €1,500,000,000,

•	Senior Floating Rate Notes due 2022 in an aggregate principal amount of €750,000,000,

•	2.250% Senior Notes due 2026 in an aggregate principal amount of €1,500,000,000, and

•	3.000% Senior Notes due 2030 in an aggregate principal amount of €1,500,000,000 may be executed and delivered by the Company to the Fiscal Agent for authentication, accompanied by a Company Order directing such authentication, and the Fiscal Agent shall thereupon authenticate and deliver said Notes to or upon the written order of the Company (as set forth in such Company Order) signed by an Authorized Officer of the Company. Notwithstanding the foregoing, the Company, pursuant to a Board Resolution, may from time to time, without the consent of Holders of Notes, create and issue further notes having the same terms and conditions as the Notes of a series in all respects, except for the issue date, issue price and first Interest Payment Date thereon. Additional notes issued in this manner may be consolidated with and form a single series with the previously outstanding Notes of the relevant series; provided that if any additional notes are not fungible with the Notes of the relevant series for U.S. federal income tax purposes, such additional notes will be issued as a separate series under this Agreement and will have a separate “ISIN” or similar identifying number from the Notes of the relevant series.

The Notes shall be issuable only in fully registered form without interest coupons in denominations of €100,000 and integral multiples of €1,000 in excess thereof. Notes issued in accordance with Rule 144A of the Securities Act shall initially be issued in the form of one or more global notes in the form of Exhibit A-1 or A-3 hereto (each, a “Rule 144A Global Note”) and Notes issued in accordance with Regulation S of the Securities Act shall initially be issued in the form of one or more global notes in the form of Exhibit A-2 or

A-4 hereto (each, a “Regulation S Global Note” and, collectively with the Rule 144A Global Notes, the “Global Notes”). Interests in any Global Note will be exchangeable for definitive Notes in registered form only under the circumstances set forth herein.

The Notes may have such additional provisions, omissions, variations or substitutions as are not inconsistent with the provisions of this Agreement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with the rules of any securities exchange, any governmental agency or the Depositary or as may, consistently herewith, be determined by the officers of the Company executing such Notes, as evidenced by their execution thereof. All Notes shall be substantially identical except as to denomination and as provided herein.

The Notes shall be executed on behalf of the Company by any Representative Director of the Company. The signature of any Representative Director of the Company on the Notes may be manual or facsimile.

Notes bearing the manual or facsimile signatures of individuals who were at the time of issuance of such Notes the proper Representative Director of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices thereafter.

The definitive Notes shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the Representative Director of the Company executing such Notes, as evidenced by their execution thereof. Until definitive Notes shall have been prepared, the Company may execute, and upon the written order of the Company, the Fiscal Agent shall authenticate and deliver, in accordance with the provisions of this Agreement (in lieu of definitive Notes), temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, substantially of the tenor referred to above. Such temporary Notes shall be subject to the same limitations and conditions and entitled to the same rights and benefits as definitive Notes, except as provided herein or therein. If temporary Notes are issued, the Company shall promptly cause definitive Notes to be prepared. Temporary Notes shall be exchangeable at the principal office of the Fiscal Agent in London (or at such other office in London as shall be specified in the text of such temporary Notes) for definitive Notes when the latter shall be ready for delivery; and upon the surrender for exchange at said office of such temporary Notes, the Company, at its own expense, shall execute, and the Fiscal Agent is authorized to authenticate and deliver, in accordance with the provisions of Section 2.2 of this Agreement, in exchange for such temporary Notes a like aggregate principal amount of definitive Notes of the appropriate form and denomination. Temporary Notes shall be appropriately legended.

SECTION 2.2.    Certificate of Authentication.

Only such Notes as shall bear thereon a certificate of authentication substantially as set forth in the Form of Note in Exhibit A-1, A-2, A-3 or A-4 hereto, as applicable, executed by the Fiscal Agent by manual signature of one of its Responsible Officers, shall be entitled to the benefits of this Agreement or be valid or obligatory for any purpose. Such certification by the Fiscal Agent upon any Note executed by or on behalf of the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the Holder thereof is entitled to the benefits of this Agreement.

SECTION 2.3.    Issue and Delivery of Notes.

The Company has, by a purchase agreement dated November 15, 2018 among the Company and J.P. Morgan Securities plc, SMBC Nikko Capital Markets Limited, Morgan Stanley MUFG Securities Co., Ltd., Barclays Bank PLC, BNP Paribas and HSBC Bank plc as representatives (the “Representatives”) of the initial purchasers named therein (the “Initial Purchasers”), agreed to issue

•	€1,250,000,000 aggregate principal amount of 0.375% Senior Notes due 2020,

•	€1,000,000,000 aggregate principal amount of the Senior Floating Rate Notes due 2020,

•	€1,500,000,000 aggregate principal amount of 1.125% Senior Notes due 2022,

•	€750,000,000 aggregate principal amount of the Senior Floating Rate Notes due 2022,

•	€1,500,000,000 aggregate principal amount of 2.250% Senior Notes due 2026, and

•	€1,500,000,000 aggregate principal amount of 3.000% Senior Notes due 2030.

The aggregate principal amount of the Rule 144A Global Notes and the Regulation S Global Notes issued on the Closing Date shall be €7,500,000,000. The principal amount of any Rule 144A Global Note and any Regulation S Global Note may from time to time be increased or decreased by adjustments made on the records of the Fiscal Agent, as provided in Section 2.6. The Global Notes will be dated November 21, 2018.

SECTION 2.4.    Registrar, Registration of Transfer and Exchange.

The Company shall cause to be kept at the Fiscal Agent’s Office a register (the register maintained in such office and in any other office or agency of the Company herein sometimes collectively referred to as the “Notes Register”) in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Fiscal Agent is hereby appointed “Notes Registrar” for the purpose of registering Notes and transfers of such Notes as herein provided. The Company may at any time designate additional transfer agents or rescind the designation of any transfer agent or approve a change in the office through which any transfer agent acts; provided, however, that there shall at all times be a transfer agent in London. There shall be only one Notes Registrar. The Notes Register will show the amount of the Notes, the date of issue, all subsequent transfers and changes of ownership in respect thereof and the names, tax identifying numbers (if relevant to a specific holder), addresses of the holders of the Notes and any payment instructions with respect thereto (if different from a holder’s registered address). The Fiscal Agent will also maintain a record which will include notations as to whether the Notes have been paid or cancelled, and, in the case of mutilated, destroyed, stolen or lost Notes, whether such Notes have been replaced. In the case of the replacement of any of the Notes, such records will include notations of each Note so replaced, and the Note issued in replacement thereof. In the case of the cancellation of any of the Notes, such records will include notations of each Note so cancelled and the date on which such Note was cancelled. The Fiscal Agent shall upon written request make the Notes Register and such records available, during normal office hours and on reasonable written notice, to the Company, or any Person authorized by the Company in writing, for inspection and for the taking of copies thereof or extracts therefrom, and, at the expense of the Company, the Fiscal Agent shall deliver to such Persons all lists of Holders of Notes, their addresses and amounts of such holdings as they may request.

Except as otherwise specifically provided herein, (i) all references in this Agreement to the Fiscal Agent shall be deemed to refer to the Fiscal Agent in its capacity as Fiscal Agent, Notes Registrar and Calculation Agent and (ii) every provision of this Agreement relating to the conduct, rights or privileges of the Fiscal Agent or affecting the liability or offering protection, immunity or indemnity to the Fiscal Agent shall be deemed to apply with the same force and effect to the Fiscal Agent acting in its capacities as Notes Registrar, Calculation Agent and Paying Agent and to each agent of the Fiscal Agent employed to act hereunder.

Subject to this Section 2.4, Section 2.5 and Section 2.6, at the option of the Holder, Notes may be presented for exchange for other Notes, of any authorized denominations and of like tenor and aggregate principal amount or for registration of transfer by the Holder thereof or his attorney duly authorized in writing and with the form of transfer thereon duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Fiscal Agent duly executed, at the office of the Fiscal Agent or at the office of any transfer agent designated by the Company for such purpose. Whenever any Notes are so surrendered for exchange, the Company shall execute and the Fiscal Agent shall authenticate and deliver the Notes which the Holder making the exchange is entitled to receive.

Upon surrender for registration of transfer of any Note at the office or agency of the Company, the Company shall execute and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes, of any authorized denominations and of like tenor and aggregate principal amount.

All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Agreement, as the Notes surrendered upon such registration of transfer or exchange.

Every Note presented or surrendered for registration of transfer or for exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company duly executed, by the Holder thereof or his attorney duly authorized in writing.

No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

The Fiscal Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Agreement or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Participants or beneficial owners of interests in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Agreement, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 2.5.    Global Notes.

Each Global Note authenticated under this Agreement shall be registered in the name of the Depositary designated for such Global Note or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Note shall constitute a single Note for all purposes of this Agreement.

Ownership of beneficial interests in a Global Note will be limited to persons who have accounts with Euroclear and Clearstream (“Participants”) or persons who hold interests through such Participants. Upon the issuance of a Global Note, Euroclear or Clearstream shall credit, on its internal system, the respective principal amount of the individual beneficial interests represented by such Global Note to the accounts of its Participants. Ownership of beneficial interests in a Global Note shall be shown only on, and the transfer of such ownership interests shall be effected only through, records maintained by Euroclear and Clearstream (with respect to interests of Participants) or by any such Participant (with respect to interests of persons held by such Participants on their behalf). Payments, transfers, exchanges and other matters relating to beneficial interests in a Global Note may be subject to various policies and procedures adopted by Euroclear and Clearstream from time to time. None of the Company, the Fiscal Agent or any of their respective agents shall have any responsibility or liability for any aspect of Euroclear’s, Clearstream’s or any Participant’s records, policies or procedures relating to, or for payments made on account of, beneficial interests in a Global Note or for any other aspect of the relationship between Euroclear or Clearstream and its Participants, or for maintaining, supervising or reviewing any records relating to such beneficial interests.

Notwithstanding any provision of this Agreement or any Note to the contrary, no Global Note may be exchanged in whole or in part for Notes registered, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary or its nominee unless (i) Euroclear and Clearstream is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so or (ii) there shall have occurred and be continuing an Event of Default with respect to the Notes. All definitive Notes issued in exchange for a Global Note or any portion thereof shall be registered in such names as the Depositary shall direct. In the event and for so long as definitive Notes are not issued to any owner of a beneficial interest in a Global Note after the occurrence of one of the events set forth above, the Company expressly acknowledges, with respect to the right of a Holder to pursue a remedy pursuant to Section 4.7 or Section 4.8, the right of such owner to pursue such remedy with respect to the portion of the Global Note that represents such owner’s Notes as if such definitive Notes had been issued.

Except in the circumstances referred to in the preceding paragraph, as long as the Depositary, or its nominee, is the registered Holder of a Global Note, the Depositary or such nominee, as the case may be, shall be considered the sole owner and Holder of such Global Note (and of the Notes represented thereby) for all purposes under this Agreement and the Notes. Except in the circumstances referred to in the preceding paragraph, owners of beneficial interests in a Global Note shall not be entitled to have such Global Note or any Notes represented thereby registered in their names, shall not receive or be entitled to receive physical delivery of definitive Notes in exchange therefor and shall not be considered the owners or Holders of such Global Note (or any Notes represented thereby) for any purpose under this Agreement or the Notes. In addition, no beneficial owner of an interest in a Global Note shall be able to transfer that interest except in accordance with the Depositary’s applicable procedures (in addition to those under this Agreement referred to herein and, if applicable, those of Euroclear and Clearstream). All payments of interest on, principal of, or Additional Amounts on, a Global Note shall be made to or to the order of the Depositary or its nominee, as the case may be, as the Holder thereof.

Every Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Note or any portion thereof, whether pursuant to this Section 2.5, Section 2.6, Section 2.7 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Note, unless such Note is registered in the name of a Person other than the Depositary for such Global Note or a nominee thereof.

Neither the Fiscal Agent nor any Agent shall have any responsibility or liability for any actions taken or not taken by the Depositary.

SECTION 2.6.    Transfer Restrictions.

(a)        The Global Notes shall be subject to the restrictions on transfers (the “Transfer Restrictions”) provided in the applicable legends (the “Legends”) required to be set forth on the face of each Global Note as provided in Exhibits A-1, A-2, A-3 and A-4 hereto, and each Holder of a Global Note and each owner of a beneficial interest in a Global Note, by its acceptance thereof, agrees to be bound by and comply with the Transfer Restrictions, in each case unless compliance with the Transfer Restrictions shall be waived by the Company in writing delivered to the Fiscal Agent.

(b)        The Transfer Restrictions shall cease and terminate with respect to any particular Global Note upon receipt by the Company of evidence satisfactory to it (which may include an opinion of independent counsel experienced in matters of United States federal securities law) that, as of the date of determination, such Global Note (a) has been sold pursuant to an effective registration statement under the Securities Act or (b) has been transferred (i) in a transaction satisfying all the requirements of Rule 903 or 904 (as applicable) of Regulation S under the Securities Act or (ii) pursuant to Rule 144 under the Securities Act. All references in the preceding sentence to any regulation, rule or provision thereof shall be deemed also to refer to any successor provisions thereof.

(c)        At the request of the Holder and upon the surrender of such Global Note to the Fiscal Agent for exchange in accordance with the provisions of this Section 2.6, any Global Note as to which the Transfer Restrictions shall have terminated in accordance with the preceding paragraph shall be exchanged for a new Note, of like tenor and aggregate principal amount, but without the Legends.

(d)        As used in this Section 2.6, the term “transfer” encompasses any sale, pledge, transfer or other disposition of any Notes referred to herein.

(e)        Rule 144A Global Note to Regulation S Global Note. If the owner of a beneficial interest (an “Owner Transferor”) in a Rule 144A Global Note wishes at any time to transfer such beneficial interest to a Person (an “Owner Transferee”) who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Note, such transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this paragraph (e). “Applicable Procedures” means, with respect to any transfer of a beneficial interest in a Global Note, the rules and procedures of Euroclear and Clearstream to the extent the same are applicable to such transfer and shall be complied with by any Holder or any party which has a beneficial interest in a Global Note; provided, however, the Fiscal Agent shall not be responsible for determining any compliance with such rules and procedures. Upon receipt by the Fiscal Agent of (1) written instructions given in accordance with the Applicable Procedures from a Participant whose account is to be debited (a “Participant Transferor”) with respect to the Rule 144A Global Note directing the Fiscal Agent to credit or cause to be credited to a specified account of another Participant (a “Participant Transferee”) a beneficial interest in a Regulation S Global Note in a principal amount equal to that of the beneficial interest in the Rule 144A Global Note to be so transferred (the “Rule 144A Global Transferred Amount”), (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Participant Transferee to be credited with, and the account of the Participant Transferor to be debited for, the Rule 144A Global Transferred Amount and (3) a certificate in substantially the form set forth in Exhibit B hereto given by the Owner Transferor stating that the transfer has been made pursuant to and in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act, the Fiscal Agent shall instruct Euroclear or Clearstream, as applicable, to reduce the principal amount of the Rule 144A Global Note, and to increase the principal amount of the Regulation S Global Note, by the Rule 144A Global Transferred Amount, and to credit or cause to be credited to the account of the Participant Transferee a beneficial interest in the Regulation S Global Note, and to debit or cause to be debited to the account of the Participant Transferor a beneficial interest in the Rule 144A Global Note, in each case having a principal amount equal to the Rule 144A Global Transferred Amount.

(f)        Regulation S Global Note to Rule 144A Global Note. If an Owner Transferor wishes at any time to transfer a beneficial interest in a Regulation S Global Note to an Owner Transferee who wishes to take delivery thereof in the form of a beneficial interest in a Rule 144A Global Note, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 2.6(f). Upon receipt by the Fiscal Agent of (1) written instructions given in accordance with the Applicable Procedures from the Participant Transferor, directing the Fiscal Agent to credit or cause to be credited to a specified account of a Participant Transferee a beneficial interest in a Rule 144A Global Note in a principal amount equal to that of the beneficial interest in the Regulation S Global Note to be so transferred (the “Regulation S Global Transferred Amount”), (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Participant Transferee to be credited with, and the account of the Participant Transferor to be debited for, the Regulation S Global Amount, and (3) if the transfer is prior to or on the 40th day after the later of the commencement of the offering of the Notes and the issue date of the Notes, a certificate in substantially the form set forth in Exhibit C hereto given by the Owner Transferor stating (A) that the Person transferring such interest in a Regulation S Global Note (i) reasonably believes that the Person acquiring such interest in a Rule 144A Global Note is a Qualified Institutional Buyer purchasing for its own account (or for the account of one or more Qualified Institutional Buyers over which account it exercises sole investment discretion), (ii) has notified such Person of the transfer restrictions applicable to the Global Notes, and (B) the transfer is in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction, the Fiscal Agent shall instruct Euroclear or Clearstream, as applicable, to reduce the principal amount of the Regulation S Global Note, and to increase the principal amount of the Rule 144A Global Note, by the Regulation S Global Transferred Amount, and to credit or cause to be credited to the account of the Participant Transferee a beneficial interest in the Rule 144A Global Note, and to debit or cause to be debited to the account of the Participant

Transferor a beneficial interest in the Regulation S Global Note, in each case having a principal amount equal to the Regulation S Global Transferred Amount.

SECTION 2.7.    Mutilated, Destroyed, Lost and Stolen Notes.

If any mutilated Note is surrendered to the Fiscal Agent, the Company shall execute, and the Fiscal Agent shall authenticate and deliver in exchange therefor, a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

If there shall be delivered to the Company and the Fiscal Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) indemnity satisfactory to them to save each of them and any of their agents harmless, from any losses or claims incurred in connection with the issuance of a new Note, then, in the absence of notice to the Company or the Fiscal Agent that such Note has been acquired by a bona fide purchaser, the Company shall execute and the Fiscal Agent shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

In case any such mutilated, destroyed, lost or stolen Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

Upon the issuance of any new Note under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Fiscal Agent) connected therewith.

Every new Note issued pursuant to this Section 2.7 in exchange for any mutilated Note or in lieu of any destroyed, lost or stolen Note shall constitute an original contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Notes duly issued hereunder.

The provisions of this Section 2.7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

SECTION 2.8.    Persons Deemed Owners.

Prior to due presentment of a Note for registration of transfer, the Company, the Fiscal Agent and any agent of the Company or the Fiscal Agent may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of and any interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Fiscal Agent nor any agent of the Company or the Fiscal Agent shall be affected by notice to the contrary. In considering the interests of the Holders of Notes while title to the Notes is registered in the name of a nominee of the Depositary, the Fiscal Agent may refer to any information made available to it by the Depositary as to the identity (either individually or by category) of its Participants or persons who hold interests through such Participants with entitlements to Notes and may consider such interests as if such accountholders were the Holders of the Notes. For the purposes of enforcement of the provisions of this Agreement against the Fiscal Agent, the persons named in a certificate of the Holder of any Global Note in respect of which a global certificate is issued shall be recognized as the beneficiaries of this Agreement, to the extent of the principal amounts of their interests in the Notes set out in the certificate of the Holder, as if they were themselves the Holders of the Notes in such principal amounts.

SECTION 2.9.    Cancellation.

All Notes surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Fiscal Agent, be delivered to the Fiscal Agent and shall be promptly canceled by it. The Company may at any time deliver to the Fiscal Agent for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Fiscal Agent (or to any other Person for delivery to the Fiscal Agent) for cancellation any Notes previously authenticated hereunder which the Company has not issued and sold, and all Notes so delivered shall be promptly canceled by the Fiscal Agent. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.9, except as expressly permitted by this Agreement. All canceled Notes (and all Notes paid in full at final maturity thereof) held by the Fiscal Agent shall be disposed of in accordance with the Fiscal Agent’s customary practices.

SECTION 2.10.    Japanese Withholding Taxes.

(a)        In compliance with Japanese tax laws and the practices of tax authorities in Japan, in respect of any interest payment on the Notes issued in global or book-entry form pursuant to this Agreement or any amendments or supplements hereto, any Paying Agent shall act in accordance with the procedures and forms set out in the applicable and most recent memorandum prepared by the International Capital Markets Association, or any other organization or organizations that succeed the International Capital Markets Association (as may be amended or supplemented from time to time by notice from such association) entitled “Compliance Procedures for International Securities Offerings by Japanese Issuers”, intended to provide for the administration of the Act on Special Taxation Measures (the “ICMA Procedures”). Except as otherwise provided in this Agreement, any such Paying Agent shall be responsible only for performing such services as are specifically provided for in the ICMA Procedures or such other procedures actually known by the Paying Agent, as applicable and as may be amended or modified and communicated to the Paying Agent from time to time. Any such Paying Agent and the Company may rely on the information provided in the claim for exemption from Japanese withholding taxes and other documentation in the absence of actual knowledge to the contrary. If any interest payment on a Note is due to be made hereunder, and if and so long as payments of interest (if any) by the Company to any Paying Agent may be made without withholding or deduction for or on account of Japanese tax only upon receipt of Tax Documentation, the relevant Paying Agent at the direction of the Company, shall (i) accept delivery of the required Tax Documentation from the clearing organization (or Holders of the Notes, if definitive Notes have been issued); (ii) provide to the Company any required confirmations of information available to it; and (iii) deliver such Tax Documentation to, or on the written order of, the Company via facsimile no later than two Business Days after the Paying Agent has received such Tax Documentation, followed by first class mail or express courier at the address stipulated in Section 1.5, for filing with the relevant Japanese district tax office. Any such Paying Agent may rely on the information provided in Tax Documentation (including, where relevant, supporting documentation) in the absence of actual knowledge that such information is incorrect.

(b)        If a Holder of the Notes or the holder of a depositary interest representing the Notes satisfies the requirements for claiming an exemption from Japanese withholding tax after the date on which an amount in respect of such tax is withheld and before the date on which the tax is actually paid to the Japanese tax authorities, then the Company or the Paying Agent acting at the direction of the Company may, to the extent reasonably practicable, repay the amount withheld (after deduction of reasonable costs, including amounts in respect of changes in foreign exchange rates) to the Holder.

SECTION 2.11.    Japanese Withholding Tax Legend.

Each Global Note and each definitive Note issued for exchange for a beneficial interest in the Global Note shall bear the following legend relating to Japanese withholding tax:

“INTEREST PAYMENTS ON THIS NOTE GENERALLY WILL BE SUBJECT TO JAPANESE WITHHOLDING TAX UNLESS IT IS ESTABLISHED THAT THIS NOTE IS HELD BY OR

FOR THE ACCOUNT OF A BENEFICIAL OWNER THAT IS (I) FOR JAPANESE TAX PURPOSES, NEITHER AN INDIVIDUAL RESIDENT OF JAPAN OR A JAPANESE CORPORATION, NOR AN INDIVIDUAL NON-RESIDENT OF JAPAN OR A NON-JAPANESE CORPORATION THAT IN EITHER CASE IS A PERSON HAVING A SPECIAL RELATIONSHIP WITH THE COMPANY AS DESCRIBED IN ARTICLE 6, PARAGRAPH (4) OF THE ACT ON SPECIAL MEASURES CONCERNING TAXATION OF JAPAN (ACT NO. 26 OF 1957, AS AMENDED) (THE “ACT ON SPECIAL TAXATION MEASURES”) (A “SPECIALLY-RELATED PERSON OF THE COMPANY”), (II) A JAPANESE FINANCIAL INSTITUTION OR A JAPANESE FINANCIAL INSTRUMENTS BUSINESS OPERATOR DESIGNATED IN ARTICLE 3-2-2, PARAGRAPH (28) OF THE CABINET ORDER (CABINET ORDER NO. 43 OF 1957, AS AMENDED) RELATING TO THE ACT ON SPECIAL TAXATION MEASURES WHICH COMPLIES WITH THE REQUIREMENT FOR TAX EXEMPTION UNDER ARTICLE 6, PARAGRAPH (9) OF THE ACT ON SPECIAL TAXATION MEASURES OR (III) A PUBLIC CORPORATION, A FINANCIAL INSTITUTION OR A FINANCIAL INSTRUMENTS BUSINESS OPERATOR, ETC. DESCRIBED IN ARTICLE 3-3, PARAGRAPH (6) OF THE ACT ON SPECIAL TAXATION MEASURES WHICH HAS RECEIVED SUCH PAYMENTS THROUGH A PAYMENT HANDLING AGENT IN JAPAN AS DESCRIBED IN PARAGRAPH (1) OF SAID ARTICLE AND COMPLIES WITH THE REQUIREMENT FOR TAX EXEMPTION UNDER THAT PARAGRAPH.

INTEREST PAYMENTS ON THIS NOTE TO AN INDIVIDUAL RESIDENT OF JAPAN, TO A JAPANESE CORPORATION NOT DESCRIBED IN THE PRECEDING PARAGRAPH, OR TO AN INDIVIDUAL NON-RESIDENT OF JAPAN OR A NON-JAPANESE CORPORATION THAT IN EITHER CASE IS A SPECIALLY-RELATED PERSON OF THE COMPANY WILL BE SUBJECT TO JAPANESE INCOME TAX AT THE TIME OF SUCH INTEREST PAYMENTS.”

SECTION 2.12.    Issuance in Euros.

Principal, premium, if any, and interest payments and additional amounts, if any, in respect of the Notes will be payable in euros. If the euro is unavailable to the Company due to the imposition of exchange controls or other circumstances beyond its control or the euro is no longer used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions within the international banking community, then all payments in respect of the Notes will be made in U.S. dollars until the euro is again available to the Company or so used. In such circumstances, the amount payable on any date in euros will be converted to U.S. dollars on the basis of the most recently available market exchange rate for euros, as determined by the Company in its sole discretion. Any payment in respect of the Notes so made in U.S. dollars will not constitute an Event of Default. Neither the Fiscal Agent nor the Paying Agent will be responsible for obtaining exchange rates, effecting conversions or otherwise handling redenominations.

SECTION 2.13.    Book-entry Provisions for Global Notes.

(a)        The Global Notes representing the Notes shall be deposited with, or on behalf of, a common depositary for Euroclear and Clearstream (the “Depositary”), and registered in the name of such common depository or its nominee for the accounts of Euroclear and Clearstream, duly executed by the Company and authenticated by the Fiscal Agent pursuant to the terms of this Agreement. Each such Global Note shall constitute a single security for all purposes of this Agreement.

(b)        Notwithstanding any other provision in this Agreement, no Global Note may be exchanged in whole or in part for Notes registered, and no transfer of a Global Note in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Note or a nominee thereof unless (A) Euroclear or Clearstream is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so, (B) the Company determines at any time that the Notes shall no longer be represented by Global Notes and shall inform Euroclear or Clearstream of such determination and participants in Euroclear or Clearstream elect to withdraw their beneficial interests in the Notes from such Depositary, following notification by the Depositary of their right to do so, or (C) such exchange is made upon request by or on behalf of the Depositary in accordance with customary procedures, following the request of a Holder seeking to exercise or enforce its rights under the Notes during the continuance of an Event of Default.

(c)        Subject to clause (b) above, any exchange of a Global Note for other Notes may be made in whole or in part, and all Notes issued in exchange for a Global Note or any portion thereof shall be registered in such names as the Depositary for such Global Note shall direct in writing to the Fiscal Agent.

(d)        Every Note authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Note or any portion thereof shall be authenticated and delivered in the form of, and shall be, a Global Note, unless such Note is registered in the name of a Person other than the Depositary for such Global Note or a nominee thereof.

(e)        Subject to the provisions of clause (g) below, the registered Holder may grant proxies and otherwise authorize any Person, including Agent Members (as defined below in clause (g)) and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Agreement or the Notes.

(f)        In the event of the occurrence of any of the events specified in clause (b) above, the Company will promptly make available to the Fiscal Agent a reasonable supply of certificated Notes in definitive, fully registered form, without interest coupons.

(g)        Neither any members of, or participants in, Euroclear or Clearstream (collectively, the “Agent Members”) nor any other Persons on whose behalf Agent Members may act shall have any rights under this Agreement with respect to any Global Note registered in the name of the Depositary or any nominee thereof, or under any such Global Note, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Fiscal Agent and any agent of the Company or the Fiscal Agent as the absolute owner and Holder of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company or the Fiscal Agent or any agent of the Company or the Fiscal Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other Person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a Holder of any Note.

ARTICLE III

SATISFACTION AND DISCHARGE

SECTION 3.1.    Satisfaction and Discharge of Agreement.

The Company may terminate all of its obligations under this Agreement (except as to any surviving rights of registration of transfer or exchange of Notes herein expressly provided for), and the Fiscal Agent, at the expense of the Company, shall execute instruments in form and substance satisfactory to the Fiscal Agent and the Company acknowledging satisfaction and discharge of this Agreement, when

(1)        either

  (A)        all Notes theretofore authenticated and delivered (other than Notes which have been mutilated, destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.7) have been delivered to the Fiscal Agent for cancellation; or

(B)        all such Notes not theretofore delivered to the Fiscal Agent for cancellation

(i)        have become due and payable,

(ii)       will become due and payable at their maturity date within one year, or

  (iii)      are to be called for redemption pursuant to Section 10.1, Section 10.2, Section 10.3, Section 10.04 or Section 10.5 within one year under arrangements satisfactory to the Fiscal Agent for the giving of notice of redemption by the Fiscal Agent in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Fiscal Agent as trust funds in trust for such purpose money in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Fiscal Agent for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Redemption Date, as the case may be;

  (2)        the Company has paid or caused to be paid or made provision satisfactory to the Fiscal Agent for the payment of all other sums payable hereunder by the Company; and

  (3)        the Company has delivered to the Fiscal Agent an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Agreement have been complied with.

Notwithstanding the satisfaction and discharge of this Agreement, the obligations of the Company to the Fiscal Agent under Section 4.6, Section 5.6 and Section 9.3, any obligations of the Fiscal Agent under Section 3.2 and any rights of registration of transfer, exchange or replacement of Notes provided in Section 2.4, Section 2.5, Section 2.6, Section 2.7, or Section 9.2 and any rights to Additional Amounts pursuant to Section 9.5 shall survive such satisfaction and discharge.

SECTION 3.2.    Application of Trust Money.

All money deposited with the Fiscal Agent pursuant to Section 3.1 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Agreement, to the payment, either directly or through any Paying Agent as the Fiscal Agent may determine, to the Persons entitled thereto, of the principal and any interest (or Additional Amounts, if any) for whose payment such money has been deposited with the Fiscal Agent.

ARTICLE IV

REMEDIES OF THE FISCAL AGENT AND HOLDERS ON EVENT OF DEFAULT

SECTION 4.1.    Event of Default. Unless otherwise established hereunder or by any applicable amendment or supplement hereto, an “Event of Default” with respect to the Notes shall mean any one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

1.	default shall be made for more than seven days in the payment of principal or for more than 30 days in the payment of interest in respect of any of the Notes; or

2.

the Company defaults in the performance or observance of any covenant, condition or provision contained in the Notes or in this Agreement for a period of 60 days after written notification requesting such default to be remedied by the Company shall first have been given to the Company (and to the Fiscal Agent in the case of notice by the Holders referred to below) by the Fiscal Agent or Holders of at least 25% in principal amount of the then Outstanding Notes (such notification must specify the Event of Default, demand that it be remedied and state that the notification is a “Notice of Default” hereunder); or

3.

the Company shall have become bound as a consequence of a default by it in its obligations in respect of any indebtedness for borrowed moneys having a total principal amount then outstanding of at least $50,000,000 (or its equivalent in any other currency or currencies) contracted or incurred by it prematurely to repay the same, or the Company shall have defaulted in the repayment of any such indebtedness contracted or incurred by it at the later of the maturity thereof or the expiration of any applicable grace period therefor, or the Company shall have failed to pay when properly called upon to do so, and after the expiration of any applicable grace period, any guarantee contracted or incurred by it of any such indebtedness in accordance with the terms of any such guarantee; provided, however, that, prior to any judgment, if any such default under such indebtedness shall be cured by the Company, or be waived by the holders of such indebtedness, in each case as may be permitted under the terms of such indebtedness, then the Event of Default hereunder by reason of such default shall be deemed likewise to have been thereupon cured or waived; or

4.

a final and non-appealable order of a court of competent jurisdiction shall be made or an effective resolution of the Company shall be passed for the winding-up or dissolution of the Company except for the purposes of or pursuant to a consolidation, amalgamation, merger or reconstruction under which the continuing corporation or the corporation formed as a result thereof effectively assumes the entire obligations of the Company under this Agreement in relation to the Notes; or

5.

an encumbrancer shall have taken possession, or a trustee or receiver shall have been appointed, in bankruptcy, civil rehabilitation, reorganization or insolvency of the Company, of all or substantially all of its assets and undertakings and such possession or appointment shall have continued undischarged and unstayed for a period of 60 days; or

6.

the Company shall stop payment (within the meaning of the bankruptcy law of Japan) or (otherwise than for the purposes of such a consolidation, amalgamation, merger or reconstruction as is referred to in paragraph 4 above) shall cease to carry on business or shall be unable to pay its debts generally as and when they fall due; or

7.

a decree or order by any court having jurisdiction shall have been issued adjudging the Company bankrupt or insolvent, or approving a petition seeking with respect to the Company reorganization or liquidation under bankruptcy, civil rehabilitation, reorganization or insolvency law of Japan, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or

8.

the Company shall initiate or consent to proceedings relating to itself under bankruptcy, civil rehabilitation, reorganization or insolvency law of Japan or shall make a conveyance or assignment for the benefit of, or shall enter into any composition with, its creditors generally.

SECTION 4.2.    Acceleration of Maturity; Rescission and Annulment. If an Event of Default with respect to the Notes occurs and is continuing, then in every such case (other than an Event of Default specified in Section 4.1(7) or Section 4.1(8)) the Fiscal Agent or the Holders of not less than 25% in principal amount of the Outstanding Notes of each affected series may declare the principal amount of all the Notes of such affected series to be due and payable immediately, by a notice in writing to the Company (and to the Fiscal Agent if given by Holders), and upon any such declaration such principal amount together with all accrued and unpaid interest shall become immediately due and payable.

Notwithstanding the foregoing, in the case of an Event of Default arising under Section 4.1(7) or Section 4.1(8) with respect to us, the principal of and interest on all outstanding Notes will become immediately due and payable without further action or notice. In addition, the fiscal agent shall have no obligation to accelerate the Notes if, in the reasonable judgment of the fiscal agent, acceleration is not in the best interest of the holders.

At any time after such a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Fiscal Agent as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Notes, by written notice to the Company and the Fiscal Agent, may rescind and annul such declaration and its consequences if

(1)        the Company has paid or deposited with the Fiscal Agent a sum sufficient to pay

(A)        all overdue interest on all Notes,

  (B)        the principal of (and premium, if any, on) any Notes which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Notes,

  (C)        to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Notes, and

  (D)        all sums paid or advanced by the Fiscal Agent hereunder and the compensation and the reasonable expenses, disbursements and advances of the Fiscal Agent, its agents and counsel; and

  (2)        all Events of Default with respect to Notes, other than the non-payment of the principal of Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 4.13.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 4.3.    Collection of Indebtedness and Suits for Enforcement by Fiscal Agent. The Company covenants that if

  (1)        default is made in the payment of any interest on any Note when such interest becomes due and payable and such default continues for a period of 30 days, or

  (2)        default is made in the payment of the principal of (or premium, if any, on) any Note at the maturity thereof and such default continues for a period of seven days,

the Company will, upon demand of the Fiscal Agent, pay to it, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal and any premium and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium and on any overdue interest, at the rate or rates prescribed therefor in such Notes, if any, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the compensation and the reasonable expenses, disbursements and advances of the Fiscal Agent, its agents and counsel.

If an Event of Default with respect to the Notes occurs and is continuing, the Fiscal Agent may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Notes by such appropriate judicial proceedings as the Fiscal Agent shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Agreement or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 4.4.    Fiscal Agent May File Proofs of Claim.

In case of any judicial proceeding relative to the Company (or any other obligor upon the Notes), its property or its creditors, the Fiscal Agent shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company upon the Notes and collect in the manner provided by law out of the property of the Company, wherever situated, the monies adjudged or decreed to be payable. In particular, the Fiscal Agent shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Fiscal Agent and, in the event that the Fiscal Agent shall consent to the making of such payments directly to the Holders, to pay to the Fiscal Agent any amount due it for the compensation and the reasonable expenses, disbursements and advances of the Fiscal Agent, its agents and counsel, and any other amounts due the Fiscal Agent under Section 5.6.

No provision of this Agreement shall be deemed to authorize the Fiscal Agent to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Fiscal Agent to vote in respect of the claim of any Holder in any such proceeding; provided, however, that the Fiscal Agent may, on behalf of the Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors’ or other similar committee.

SECTION 4.5.    Fiscal Agent May Enforce Claims Without Possession of Notes.

All rights of action and claims under this Agreement or the Notes may be prosecuted and enforced by the Fiscal Agent without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Fiscal Agent shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Fiscal Agent, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

SECTION 4.6.    Application of Money Collected.

Any money collected by the Fiscal Agent pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Fiscal Agent and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Fiscal Agent and any predecessor Fiscal Agent under Section 5.6; and

SECOND: To the payment of the amounts then due and unpaid for principal of and interest on the Notes (including Additional Amounts, if any) in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal and interest, respectively.

SECTION 4.7.    Limitation on Suits.

Other than the right to institute a suit for the enforcement of the payment of principal of, or interest on (including, in each case, any Additional Amounts, if applicable), any Notes after the applicable due date specified in the Notes, no Holder of any Note shall have any right to institute any proceeding with respect to this Agreement, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless (a) such Holder has previously given written notice to the Fiscal Agent of a continuing Event of Default; (b) the Holders of not less than 25% in aggregate principal amount of the Notes of each affected series shall have made written request to the Fiscal Agent to institute proceedings in respect of such Event of Default in its own name as Fiscal Agent; (c) such Holder or Holders have offered to the Fiscal Agent indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request; (d) the Fiscal Agent for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and (e) no direction inconsistent with such written request has been given to the Fiscal Agent during such 60-day period by the Holders of a majority in aggregate principal amount of the Notes of each affected series.

No one or more of such Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Agreement to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Agreement, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 4.8.    Right of Holders to Receive Principal and Interest.

Notwithstanding any other provision of this Agreement and any provision of any Note, the right of any Holder to receive payment of the principal of, and interest on, such Note on or after the respective due dates expressed in such Note (or, in the case of redemption, on the Redemption Date), or to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 4.9.    Restoration of Rights and Remedies.

If the Fiscal Agent or any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Fiscal Agent or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Fiscal Agent and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Fiscal Agent and the Holders shall continue as though no such proceeding had been instituted.

SECTION 4.10.    Rights and Remedies Cumulative.

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in Section 2.7 and as provided in Section 4.7, no right or remedy herein conferred upon or reserved to the Fiscal Agent or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 4.11.    Delay or Omission Not Waiver.

No delay or omission of the Fiscal Agent or of any Holder of any Notes to exercise any right or remedy accruing upon any Event of Default or otherwise shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Fiscal Agent or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Fiscal Agent or by the Holders, as the case may be.

SECTION 4.12.    Control by Holders.

The Holders of a majority in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Fiscal Agent, or exercising any trust or power conferred on the Fiscal Agent, provided that

(1)        such direction shall not be in conflict with any rule of law or with this Agreement,

(2)        the action so directed would not be unjustly prejudicial to the Holders not taking part in such direction or would involve the Fiscal Agent in personal liability,

(3)        the Fiscal Agent may take any other action deemed proper by the Fiscal Agent which is not inconsistent with such direction, and

(4)        the Fiscal Agent shall not be advised by counsel that the action or proceeding so directed may not lawfully be taken, and provided further that the Fiscal Agent shall be under no obligation to determine whether any such direction shall be in such conflict or so unjustly prejudicial to the Holders not taking part in such direction.

Nothing in this Agreement shall impair the right of the Fiscal Agent in its discretion to take any action deemed proper by the Fiscal Agent and which is not inconsistent with such direction by Holders of Notes.

SECTION 4.13.    Waiver of Past Defaults.

The Holders of not less than a majority in aggregate principal amount of the Outstanding Notes of the relevant series may, on behalf of the Holders of all the Notes of such series, waive any past default hereunder, except a default

(1)        in the payment of the principal of or interest on any Note or any Additional Amounts payable in respect thereof, or

(2)        in respect of a covenant or provision hereof which under Article VIII cannot be modified or amended without the consent of the Holder of each Outstanding Note affected thereby.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose under this Agreement, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 4.14.    Undertaking for Costs.

In any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Fiscal Agent for any action taken, suffered or omitted by it as Fiscal Agent, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess reasonable costs, including reasonable attorneys’ fees and expenses, against any such party litigant; provided that no court shall require such an undertaking or to make such an assessment in any suit instituted by the Company, the Fiscal Agent or any Holder or group of Holders holding in aggregate more than 10% in aggregate principal amount of the Outstanding Notes of a series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest on any Outstanding Note on or after the due date expressed in such Note.

SECTION 4.15.    Waiver of Stay or Extension Laws.

The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Fiscal Agent, but will suffer and permit the execution of every such power as though no such law had been enacted.

ARTICLE V

THE FISCAL AGENT

SECTION 5.1.    Certain Duties and Responsibilities.

The Fiscal Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Company agrees and to all of which the rights of Holders of Notes are subject:

(1)    In acting under this Agreement and in connection with the Notes, the Fiscal Agent is acting solely as an agent of the Company and does not assume any responsibility for the correctness of the recitals in the Notes (except for the correctness of the statement of the Fiscal Agent in its certificate of authentication thereon) or any obligation or relationship of agency, for or with any of the owners or Holders of the Notes.

(2)    The Fiscal Agent may consult with its counsel at the Company’s expense, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by them hereunder in good faith and without negligence and in accordance with such opinion.

(3)    The Fiscal Agent shall (except as ordered by a court of competent jurisdiction or as required by any applicable law), notwithstanding any notice to the contrary, be entitled to treat the Holder of any Security as the owner thereof, shall not be liable for so doing and shall be indemnified and held harmless by the Company against any loss, liability, claim, demand or expense arising from or based upon it so doing.

(4)    Except as may otherwise be agreed, the Fiscal Agent shall not be under any liability for interest on monies at any time received by it pursuant to any of the provisions of this Agreement or of the Notes.

(5)    The duties and obligations of the Fiscal Agent shall be determined solely by the express provisions of this Agreement and the Notes and the Fiscal Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and the Notes, and no implied covenants or obligations shall be read into this Agreement or the Notes against the Fiscal Agent.

SECTION 5.2.    Certain Rights of Fiscal Agent.

Subject to the provisions of Section 5.1:

(1)        the Fiscal Agent may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(2)        any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

(3)        whenever in the administration of this Agreement the Fiscal Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Fiscal Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer’s Certificate;

(4)        the Fiscal Agent may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(5)        the Fiscal Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Holders pursuant to this Agreement, unless such Holders shall have offered to the Fiscal Agent security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(6)        the Fiscal Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Fiscal Agent, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Fiscal Agent shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney, it being understood that all reasonable expenses incurred in connection with such inquiry or investigation shall be borne by the Company and the Fiscal Agent shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

(7)        the Fiscal Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Fiscal Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(8)        the Fiscal Agent shall not be deemed to have or charged with knowledge of any default or Event of Default unless (a) a Responsible Officer of the Fiscal Agent shall have actual knowledge of such default or Event of Default or (b) written notice of such default or Event of Default shall have been given to a Responsible Officer of the Fiscal Agent by the Company or by any Holder of such Notes, and such notice references this Agreement and the Notes;

(9)        the Fiscal Agent shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(10)        the Fiscal Agent shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder;

(11)        the rights, privileges, protections, immunities and benefits given to the Fiscal Agent, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Fiscal Agent in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

(12)        the Fiscal Agent may request that the Company deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement.

SECTION 5.3.    Not Responsible for Recitals or Issuance of Notes.

The recitals contained herein and in the Notes, except the Fiscal Agent’s certificates of authentication, shall be taken as the statements of the Company, and the Fiscal Agent does not assume any responsibility for their correctness. The Fiscal Agent makes no representations as to the validity or sufficiency of this Agreement or of the Notes. The Fiscal Agent shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof.

SECTION 5.4.    May Hold Notes.

The Fiscal Agent, any Paying Agent, any Calculation Agent, the Notes Registrar or any other agent of the Fiscal Agent or the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company with the same rights it would have if it were not Fiscal Agent, Paying Agent, Calculation Agent, Notes Registrar or such other agent.

SECTION 5.5.    Money Held in Trust.

Money held by the Fiscal Agent in trust hereunder need not be segregated from other funds except to the extent required by law. The Fiscal Agent shall be under no liability for interest on or investment of any money received by it hereunder except as otherwise agreed in writing with the Company.

SECTION 5.6.    Compensation and Reimbursement.

The Company agrees

(1)        to pay to the Fiscal Agent from time to time such compensation for all services rendered by it hereunder in such amounts as shall have been agreed upon in writing by the Company and the Fiscal Agent from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(2)        except as otherwise expressly provided herein, to reimburse the Fiscal Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Fiscal Agent in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, bad faith or willful misconduct; and

(3)        to indemnify the Fiscal Agent for, and to defend and hold it harmless against, any loss, liability or expense arising out of or in connection with the acceptance or administration of this trust or trusts hereunder, including taxes (other than taxes based upon or determined by the income of the Fiscal Agent) and the costs and expenses of defending itself against any claim (whether asserted by the

Company, a Holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence, bad faith or willful misconduct.

Notwithstanding anything to the contrary herein, under no circumstances will the Fiscal Agent or any Agent be liable to the Company or any other party to this Agreement for any special, indirect, punitive or consequential loss or damage of any kind whatsoever (inter alia, being loss of business, goodwill, opportunity or profit); in each case however caused or arising and whether or not foreseeable, even if the Fiscal Agent or the Agent has been advised of the possibility of such loss or damage and regardless of whether the claim for loss or damage is made in negligence, for breach of contract or otherwise.

The obligations of the Company to the Fiscal Agent under the provisions of this Section 5.6 shall survive the resignation or removal of the Fiscal Agent, the termination of this Agreement and the payment in full of the Notes issued hereunder.

SECTION 5.7.    Fiscal Agent Required.

There shall at all times be one (and only one) Fiscal Agent hereunder.

SECTION 5.8.    Resignation and Removal; Appointment of Successor.

No resignation or removal of the Fiscal Agent and no appointment of a successor Fiscal Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Fiscal Agent in accordance with the applicable requirements of Section 5.9.

The Fiscal Agent may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Fiscal Agent required by Section 5.9 shall not have been delivered to the Fiscal Agent within 30 days after the giving of such notice of resignation (or within 30 days of the Fiscal Agent receiving a notice of removal pursuant to the provisions below), the resigning (or removed) Fiscal Agent may petition any court of competent jurisdiction for the appointment of a successor Fiscal Agent with respect to the Notes.

The Fiscal Agent may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Notes, delivered to the Fiscal Agent and to the Company.

If at any time:

(1)        the Fiscal Agent shall cease to be eligible under Section 5.7 and shall fail to resign after written request therefor by the Company or any Holder, or

(2)        the Fiscal Agent shall become incapable of acting or shall be adjudged bankrupt or insolvent or a receiver of the Fiscal Agent or of its property shall be appointed or any public officer shall take charge or control of the Fiscal Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company may remove the Fiscal Agent or (B) any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Fiscal Agent with respect to all Notes and the appointment of a successor Fiscal Agent.

If the Fiscal Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Fiscal Agent for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Fiscal Agent with respect to the Notes and shall comply with the applicable requirements of Section 5.7. If a successor Fiscal Agent with respect to the Notes shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Company and the retiring Fiscal Agent, the successor Fiscal Agent so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 5.9, become the successor Fiscal Agent with respect to the Notes and supersede the successor Fiscal Agent appointed by the Company. If no successor Fiscal Agent with respect to the Notes shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 5.9 within one year after such resignation, removal or incapability, or the occurrence of such vacancy, any Holder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Fiscal Agent.

The Company shall give notice, or shall cause the Notes Registrar to give notice, of each resignation and each removal of the Fiscal Agent and each appointment of a successor Fiscal Agent to all Holders of Notes in the manner provided in Section 1.6. Each notice shall include the name of the successor Fiscal Agent and the address of the Fiscal Agent’s Office.

SECTION 5.9.    Acceptance of Appointment by Successor.

In case of the appointment hereunder of a successor Fiscal Agent, every such successor Fiscal Agent so appointed shall execute, acknowledge and deliver to the Company and to the retiring Fiscal Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Fiscal Agent shall become effective and such successor Fiscal Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Fiscal Agent; but, on the request of the Company or the successor Fiscal Agent, such retiring Fiscal Agent shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Fiscal Agent all the rights, powers and trusts of the retiring Fiscal Agent and shall duly assign, transfer and deliver to such successor Fiscal Agent all property and money held by such retiring Fiscal Agent hereunder.

Upon request of any such successor Fiscal Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Fiscal Agent all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

No successor Fiscal Agent shall accept its appointment unless at the time of such acceptance such successor Fiscal Agent shall be qualified and eligible under this Article.

SECTION 5.10.    Merger, Conversion, Consolidation or Succession to Business.

Any bank or trust company into which the Fiscal Agent may be merged or converted or with which it may be consolidated, or any bank or trust company resulting from any merger, conversion or consolidation to which the Fiscal Agent shall be a party, or any bank or trust company succeeding to all or substantially all the corporate trust business of the Fiscal Agent, shall be the successor of the Fiscal Agent hereunder, provided such bank or trust company shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Fiscal Agent then in office, any successor by merger, conversion, consolidation or sale to such authenticating Fiscal Agent may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Fiscal Agent had itself authenticated such Notes.

ARTICLE VI

HOLDERS’ LISTS AND REPORTS BY FISCAL AGENT AND COMPANY

SECTION 6.1.    Company to Furnish Fiscal Agent Names and Addresses of Holders.

The Company will furnish or cause the Notes Registrar to furnish to the Fiscal Agent

(1)        not later than 15 days after each Record Date, a list, in such form as the Fiscal Agent may reasonably require, of the names and addresses of the Holders of Outstanding Notes as of such Record Date, and

(2)        at such other times as the Fiscal Agent may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that if and so long as the Fiscal Agent shall be Notes Registrar, no such list need be furnished.

SECTION 6.2.    Preservation of Information; Communications to Holders.

The Fiscal Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Fiscal Agent as provided in Section 6.1 and the names and addresses of Holders received by the Fiscal Agent in its capacity as Notes Registrar. The Fiscal Agent may destroy any list furnished to it as provided in Section 6.1 upon receipt of a new list so furnished.

Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Fiscal Agent that neither the Company nor the Fiscal Agent nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of Holders made pursuant to applicable law.

ARTICLE VII

MERGER, CONSOLIDATION, SALE OR DISPOSITION

SECTION 7.1.    Company May Consolidate, Etc., Only on Certain Terms.

The Company may not merge or consolidate into any other Person (the Company not being the continuing entity) or sell, lease or dispose of its properties and assets substantially as an entirety (including by way of a corporate split (kaisha bunkatsu)), whether as a single transaction or a number of transactions, related or not, to any Person unless (a) such Person assumes or succeeds the obligations of the Company under the all series of Notes and this Agreement (and, if such Person is organized in a jurisdiction other than Japan, agrees to pay additional amounts in respect of any taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of the jurisdiction of such Person, or any authority therein or thereof having power to tax, corresponding to the obligation to pay Additional Amounts pursuant to Section 9.5, substituting such jurisdiction for references to “Japan”) and (b) after giving effect thereto, no Event of Default shall have occurred and be continuing (such permitted transaction, a “Succession Event”).

In connection with any such Succession Event, the Company shall deliver to the Fiscal Agent an Officer’s Certificate and an Opinion of Counsel, each stating that such Succession Event and, if an amendment or supplement is required in connection with such transaction, such amendment or supplement, comply with this Section 7.1 and that all conditions precedent in this Agreement provided for or relating to such transaction have been complied with, and that this Agreement and the Notes are the legal, valid and binding obligation of such succeeding Person, enforceable against such Person in accordance with their terms (subject to customary exceptions).

SECTION 7.2.    Successor Substituted.

Upon any Succession Event in accordance with Section 7.1, such succeeding entity (the “Successor Person”) formed by such Succession Event shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement with the same effect as if such Successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Agreement and the Notes.

ARTICLE VIII

AMENDMENTS AND SUPPLEMENTS

SECTION 8.1.    Without Consent of Holders.

Without the consent of any Holders, the Company and the Fiscal Agent, at any time and from time to time, may enter into one or more amendments or supplements to this Agreement, in form satisfactory to the Fiscal Agent, for any of the following purposes:

(1)        to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Notes; or

(2)        to add to the covenants of the Company or to surrender any right or power herein conferred upon the Company for the benefit of the Holders; or

(3)        to evidence and provide for the acceptance of appointment hereunder by a successor Fiscal Agent; or

(4)        to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Agreement, provided that such action pursuant to this Clause (4) shall not adversely affect the interests of the Holders of Notes in any material respect; or

(5)        to make any other change that does not adversely affect the interests of the Holders of the Notes in any material respect.

SECTION 8.2.    With Consent of Holders.

Modification and amendment of this Agreement and the Notes of any series may be made by the Company and the Fiscal Agent with the written consent of the Holders of at least 66% in aggregate principal amount of the Outstanding Notes of each affected series; provided, however, that no such modification or amendment may, without the consent of the Holder of each Outstanding Note affected thereby:

(i)        change the maturity date of the principal or payment date of any interest or change any obligation of the Company to pay any Additional Amounts,

(ii)        reduce the principal amount of, or rate of interest on, any Note,

(iii)        change the redemption date or price at which Notes are redeemed, including the special mandatory redemption,

(iv)        affect the rights of Holders of less than all the Outstanding Notes,

(v)        change the place of payment where, or the coin or currency in which, any Note or interest thereon is payable, or

(vi)        impair the right of a Holder to institute suit for the enforcement of any payment on or with respect to any Note on or after the date when due;

provided, further, that no such modification may, without the consent of the Holders of all Notes of the affected series Outstanding at the time, alter the respective percentages of Outstanding Notes necessary, pursuant to this Agreement, to modify the terms of the Notes, waive past defaults or accelerate the payment of the principal amount of the Notes.

It shall not be necessary for any Act of Holders under this Section 8.2 to approve the particular form of any proposed amendment or supplement hereto, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 8.3.    Execution of Amendments or Supplements.

In executing, or accepting the additional trusts created by, any amendment or supplement permitted by this Article or the modifications thereby of the trusts created by this Agreement, the Fiscal Agent shall receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or supplement is authorized or permitted by this Agreement. The Fiscal Agent may, but shall not be obligated to, enter into any such amendment or supplement which affects the Fiscal Agent’s own rights, duties or immunities under this Agreement or otherwise.

SECTION 8.4.    Effect of Amendments or Supplements.

Upon the execution of any amendment or supplement under this Article, this Agreement shall be modified in accordance therewith, and such amendment or supplement shall form a part of this Agreement for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 8.5.    Reference in Notes to Amendments or Supplements.

Notes authenticated and delivered after the execution of any amendment or supplement pursuant to this Article may, and shall if required by the Fiscal Agent, bear a notation in form approved by the Fiscal Agent as to any matter provided for in such amendment or supplement. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Fiscal Agent and the Company, to any such amendment or supplement may be prepared and executed by the Company and such Notes may be authenticated and delivered by the Fiscal Agent in exchange for Outstanding Notes.

ARTICLE IX

COVENANTS

SECTION 9.1.    Payment of Principal, Interest and Additional Amounts.

The Company covenants and agrees that it will duly and punctually pay the principal of and interest on the Notes (and Additional Amounts, if any) in accordance with the terms of the Notes and this Agreement.

SECTION 9.2.    Maintenance of Office or Agency.

So long as any of the Notes remain Outstanding, the Company will maintain in London an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Agreement may be served. The Company will give prompt written notice to the Fiscal Agent of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Fiscal Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Fiscal Agent’s Office. The Company hereby initially designates the office of the Paying Agent as specified in the Reverse of Note as the office or agency for each such purpose.

The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in London for such purposes. The Company will give prompt written notice to the Fiscal Agent of any such designation or rescission and of any change in the location of any such other office or agency.

With respect to any Global Note, and except as otherwise may be specified for such Global Note as contemplated by Section 2.5, the Fiscal Agent’s Office shall be the place of payment where such Global Note may be presented or surrendered for payment or for registration of transfer or exchange, or where successor Notes may be delivered in exchange therefor, provided, however, that any such payment, presentation, surrender or delivery effected pursuant to the Applicable Procedures of the Depositary for such Global Note shall be deemed to have been effected at the place of payment for such Global Note in accordance with the provisions of this Agreement.

SECTION 9.3.    Money for Notes Payments to Be Held in Trust.

Whenever the Company shall have one or more Paying Agents, it shall deposit or cause to be deposited with a Paying Agent, a sum for value each due date sufficient to pay the principal of or interest (or Additional Amounts, if any) on the Notes, such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Fiscal Agent) the Company will promptly notify the Fiscal Agent in writing of its action or failure so to act.

The Company will cause each Paying Agent other than the Fiscal Agent to execute and deliver to the Fiscal Agent an instrument in which such Paying Agent shall agree with the Fiscal Agent, subject to the provisions of this Section 9.3, that such Paying Agent will (1) hold all sums held by it for the payment of the principal of or interest on Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided, (2) give the Fiscal Agent prompt written notice of any default by the Company (or any other obligor upon the Notes) in the making of any payment of principal or interest on the Notes and (3) during the continuance of any default by the Company (or any other obligor upon the Notes) in the making of any payment in respect of the Notes, upon the written request of the Fiscal Agent, forthwith pay to the Fiscal Agent all sums held in trust by such Paying Agent for payment in respect of the Notes.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Agreement or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Fiscal Agent all sums held in trust by such Paying Agent, such sums to be held by the Fiscal Agent upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Fiscal Agent, such Paying Agent shall be released from all further liability with respect to such money.

Any money deposited with the Fiscal Agent or any Paying Agent in trust for the payment of the principal of or interest or Additional Amounts (if applicable) on any Note and remaining unclaimed for two years after such principal, interest or Additional Amounts have become due and payable and paid to the Fiscal Agent shall, upon receipt of a Company Request, be paid by the Fiscal Agent or such Paying Agent to the Company and, to the extent permitted by law, the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Fiscal Agent or such Paying Agent with respect to such trust money shall thereupon cease.

SECTION 9.4.    Statement by Officers as to Default.

The Company shall deliver to the Fiscal Agent, reasonably promptly after the Company becomes aware of the occurrence of (i) any Event of Default or an event which, with notice or the lapse or time or both, would constitute an Event of Default or (ii) any default in the performance by the Company of any obligation under the Notes or this Agreement, an Officer’s Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

The Company will deliver to the Fiscal Agent, within 120 days after the end of each fiscal year of the Company ending after the date hereof or within 10 Business Days of any request by the Fiscal Agent, an Officer’s Certificate of the Company, in substantially the form set forth in Exhibit D hereto, stating whether or not to the knowledge of the signer thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions under this Agreement (without regard to any period of grace or requirement of notice provided hereunder) and if the Company shall be in default specifying all such defaults and the nature and status thereof of which the signer may have knowledge. As of the date hereof, the fiscal year of the Company ends on March 31 of each calendar year.

SECTION 9.5.    Additional Amounts.

All payments of principal and interest in respect of the Notes shall be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Japan, or any authority thereof or therein having power to tax (“Taxes”), unless such withholding or deduction is required by law or by the authority. In such event, the Company shall pay such additional amounts (“Additional Amounts”) as will result in the receipt by the Holders of such amounts as would have been received by them had no such withholding or deduction been required, except that no such Additional Amounts shall be payable with respect to any Notes under any of the following circumstances:

(i)        the Holder or beneficial owner of the Notes is an individual non-resident of Japan or a non-Japanese corporation and is liable for such Taxes in respect of such Notes by reason of its (A) having some present or former connection with Japan other than the mere holding of such Notes or (B) being a person having a special relationship with the Company (a “specially-related person of the Company”) as described in Article 6, paragraph (4) of the Act on Special Measures Concerning Taxation of Japan (Act No. 26 of 1957, as amended) (together with the cabinet order thereunder (Cabinet Order No. 43 of 1957, as amended), the “Act on Special Taxation Measures”);

(ii)        the Holder or beneficial owner of the Notes would otherwise be exempt from any such withholding or deduction but fails to comply with any applicable requirement to provide Interest Recipient Information (as defined below) or to submit a Written Application for Tax Exemption (as defined below) to the relevant Paying Agent to whom the relevant Notes are presented (where presentation is required), or whose Interest Recipient Information is not duly communicated through the relevant Participant (as defined below) and the relevant international clearing organization to such Paying Agent;

(iii)        the Holder or beneficial owner of the Notes is for Japanese tax purposes treated as an individual resident of Japan or a Japanese corporation (except for (A) a Designated Financial Institution (as defined below) that complies with the requirement to provide Interest Recipient Information or to submit a Written Application for Tax Exemption and (B) an individual resident of Japan or a Japanese corporation that duly notifies (directly, through the Participant or otherwise) the relevant Paying Agent of its status as not being subject to Taxes to be withheld or deducted by the Company by reason of receipt by such individual resident of Japan or Japanese corporation of interest on such Notes through a payment handling agent in Japan appointed by it);

(iv)        the Note is presented for payment (where presentation is required) more than 30 days after the day on which such payment on the Notes became due or after the full payment was provided for, whichever occurs later, except to the extent the Holder thereof would have been entitled to Additional Amounts on presenting the same for payment on the last day of such period of 30 days;

(v)        the withholding or deduction is imposed on a Holder or beneficial owner that could have avoided such withholding or deduction by presenting its Notes (where presentation is required) to another Paying Agent maintained by the Company;

(vi)        the Holder is a fiduciary or partnership or is not the solebeneficial owner of the payment of the principal of, or any interest on, any Note, and Japanese law requires the payment to be included for tax purposes in the income of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner, in each case, who would not have been entitled to such Additional Amounts had it been the Holder of such Note; or

(vii)        any combination of (i) through (vi) above.

For the avoidance of doubt, none of the Company, the Fiscal Agent, any Paying Agent or any other person shall be required to pay any Additional Amounts with respect to any withholding or deduction imposed on or in respect of any Note pursuant to Sections 1471 to 1474 of the Internal Revenue Code of 1986, as amended, commonly referred to as FATCA, any treaty, law, regulation or other official guidance implementing FATCA, or any agreement between the Company, the Fiscal Agent, a Paying Agent or any other person and the United States, any other jurisdiction, or any authority of any of the foregoing implementing FATCA.

Where the Notes are held through a participant of an international clearing organization or a financial intermediary (each, within this Section 9.5, referred to as a “Participant”), in order to receive payments free of withholding or deduction by the Company for or on account of Taxes, if the relevant beneficial owner of the Notes is (a) an individual non-resident of Japan or a non-Japanese corporation (other than a specially-related person of the Company) or (b) a Japanese financial institution (each, a “Designated Financial Institution”) falling under certain categories prescribed by the Act on Special Taxation Measures, all in accordance with the Act on Special Taxation Measures, such beneficial owner of the Notes must, at the time of entrusting a Participant with the custody of the relevant Notes, provide certain information prescribed by the Act on Special Taxation Measures (“Interest Recipient Information”) to enable the Participant to establish that such beneficial owner is exempted from the requirement for Taxes to be withheld or deducted, and advise the Participant if the beneficial owner of the Notes ceases to be so exempted (including the case where a beneficial owner of the Notes that is an individual non-resident of Japan or a non-Japanese corporation becomes a specially-related person of the Company).

Where Notes are not held by a Participant, in order to receive payments free of withholding or deduction by the Company for or on account of Taxes, if the relevant beneficial owner of the Notes is (a) an individual non-resident of Japan or a non-Japanese corporation (other than a specially-related person of the Company) or (b) a Designated Financial Institution, all in accordance with the Act on Special Taxation Measures, such beneficial owner must, prior to each time at which it receives interest, submit to the relevant Paying Agent a written application for tax exemption (hikazei tekiyo shinkokusho) (“Written Application for Tax Exemption”) in a form obtainable from the Paying Agent stating, inter alia, the name and address of the beneficial owner, the title of the Notes, the relevant Interest Payment Date, the amount of interest and the fact that the beneficial owner is qualified to submit the Written Application for Tax Exemption, together with documentary evidence regarding its identity and residence.

The Company shall make any required withholding or deduction and remit the full amount withheld or deducted to the Japanese taxing authority in accordance with applicable law. The Company shall use reasonable efforts to obtain certified copies of tax receipts evidencing the payment of any tax, duty, assessment, fee or other governmental charge so withheld or deducted from the Japanese taxing authority imposing such tax, duty, assessment, fee or other governmental charge, and if certified copies are not available, the Company shall use reasonable efforts to obtain other evidence satisfactory to the Fiscal Agent, and the Fiscal Agent shall make such certified copies or other evidence available to the Holders or beneficial owners of the Notes upon reasonable request to the Fiscal Agent.

The obligation to pay Additional Amounts with respect to any taxes, duties, assessments and other governmental charges shall not apply to (A) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, duty, assessment, fee or other governmental charge or (B) any tax, duty, assessment, fee or other governmental charge which is payable otherwise than by withholding or deduction from payments of principal or interest on the Notes; provided that, except as otherwise set forth in the Notes and in this Agreement, the Company will pay all stamp, court or documentary taxes or any excise or property taxes, charges or similar levies and other duties, if any, which may be imposed by Japan, the United States or any political subdivision or any taxing authority thereof or therein, with respect to this Agreement or as a consequence of the initial issuance, execution, delivery, registration or enforcement of the Notes.

References to principal or interest in respect of the Notes shall be deemed to include any Additional Amounts due which may be payable as set forth in the Notes and this Agreement.

SECTION 9.6.    Appointment to Fill a Vacancy in Office of Fiscal Agent.

The Company, whenever necessary to avoid or fill a vacancy in the office of Fiscal Agent, will appoint, in the manner provided in Section 5.8, a Fiscal Agent, so that there shall at all times be a Fiscal Agent hereunder.

SECTION 9.7.    Indemnification of Judgment Currency.

The Company agrees to indemnify each Holder to the full extent permitted by applicable law against any loss incurred by such Holder as a result of any judgment or order being given or made for any amount due under such Note and such judgment or order being expressed and paid in a currency (the “Judgment Currency”) other than Euros (the “Required Currency”) and as a result of any variation as between (a) the rate of exchange at which the Required Currency is converted into the Judgment Currency for the purpose of such judgment or order and (b) the spot rate of exchange in London at which the Holder on the date that payment is made pursuant to such judgment or order is able to purchase the Required Currency with the amount of the Judgment Currency actually received by the Holder. The Company’s obligations under this Agreement to make payments in the Required Currency (i) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (ii) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (iii) shall not be affected by judgment being obtained for any other sum due under this Agreement.

SECTION 9.8.    Rule 144A Information.

At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act and is not exempt from reporting requirements under the Exchange Act pursuant to Rule 12g3-2(b) under the

Exchange Act, upon the request of a Holder of, or owner of a beneficial interest in, a Note, the Company shall promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or beneficial owner or to a prospective purchaser of such Note designated by such Holder or beneficial owner or to the Fiscal Agent for delivery to such Holder or beneficial owner or prospective purchaser, as the case may be, in order to permit compliance by such Holder or beneficial owner with Rule 144A under the Securities Act in connection with the resale of such Note or any interest therein by such Holder or beneficial owner. “Rule 144A Information” shall be such information as is at the time of such proposed purchase specified pursuant to Rule 144A(d)(4) under the Securities Act, as amended (or any successor provision thereto).

SECTION 9.9.    Reporting Requirements.

For as long as any Notes are Outstanding, the Company will promptly furnish to the Fiscal Agent (A) such other documents, reports and information as shall be furnished by the Company to its security holders generally; (B) within six months after the end of each fiscal year, an annual report in English including a consolidated balance sheet and consolidated statements of operations, surplus and cash flows of the Company audited by independent public accountants and prepared in conformity with International Financial Reporting Standards; and (C) as soon as practicable after the end of each interim period (other than the last interim period of a fiscal year) an interim report in English including financial statements of the Company (or, if consolidated financial statements are prepared, its consolidated financial statements).

SECTION 9.10.    Negative Pledge.

So long as any Note remains outstanding, the Company shall not, and shall procure that none of its Principal Subsidiaries shall, create or permit to subsist any Lien on any of its, or, as the case may be, such Principal Subsidiary’s, property, assets or revenues, present or future, to secure for the benefit of the holders of Public External Indebtedness payment of any sum owing in respect of any such Public External Indebtedness, any payment under any guarantee of any such Public External Indebtedness or any payment under any indemnity or other like obligation relating to any such Public External Indebtedness, unless contemporaneously therewith effective provision is made to secure the Notes equally and ratably with such Public External Indebtedness with a similar Lien on the same property, assets or revenues securing such Public External Indebtedness for so long as such Public External Indebtedness are secured by such Lien.

ARTICLE X

REDEMPTION AND PURCHASE OF SECURITIES

SECTION 10.1.    Optional Redemption of Fixed Rate Notes.

The 2020 Notes, the 2022 Notes, the 2026 Notes and the 2030 Notes may be redeemed at any time at the option and sole discretion of the Company, in whole or in part, at any time prior to the maturity date with respect to the 2020 Notes, October 21, 2022 (the “2022 Par Call Date”) with respect to the 2022 Notes, August 21, 2026 (the “2026 Par Call Date”) with respect to the 2026 Notes and August 21, 2030 (the “2030 Par Call Date”) with respect to the 2030 Notes, in each case, upon giving not less than 30 nor more than 60 days’ notice of redemption to the Fiscal Agent and the Holders (which notice shall be irrevocable and shall conform, as applicable, to the additional notice requirements set forth in Section 10.5), at a redemption price equal to the greater of:

(a) 100% of the principal amount of the Notes being redeemed; or

(b) the sum of the present values of the principal and the remaining scheduled payments of interest on the Notes being redeemed (exclusive of interest accrued to the Redemption Date) that would be due if such Notes were (a) held to the maturity date with respect to the 2020 notes or (b) redeemed on the applicable par call date, in each case discounted to the Redemption Date on an annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Comparable Government Bond Rate plus 15 basis points in the case of the 2020 Notes, 25 basis points in the case of the 2022 Notes, 35 basis points in the case of the 2026 Notes and 40 basis points in the case of the 2030 Notes, plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed up to, but excluding, the Redemption Date.

The 2022 Notes, the 2026 Notes and the 2030 Notes may be redeemed at any time at the option and sole discretion of the Company, in whole or in part, at any time on or after the 2022 Par Call Date with respect to the 2022 Notes, the 2026 Par Call Date with respect to the 2026 Notes, and the 2030 Par Call Date with respect to the 2030 Notes, in each case upon giving not less than 30 nor more than 60 days’ notice of redemption to the Fiscal Agent and the Holders (which notice shall be irrevocable and shall conform, as applicable, to the additional notice requirements set forth in Section 10.5), at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest on the principal amount of the Notes being redeemed to, but excluding, the Redemption Date.

If less than all of the Notes are to be redeemed, the Notes shall be redeemed on a pro rata basis (or, in the case of Notes represented by global notes, in accordance with the procedures of Euroclear and/or Clearstream), based on the then outstanding principal amount of each Note, provided, however, that if any such pro-rated redemption would result in any Notes having an authorized principal amount of less than the minimum authorized denomination, all such Notes shall be redeemed in full prior to the redemption of any other Notes, except as may be provided in the form of Note or in any amendment or supplement hereto. For all purposes of this Agreement, unless the context otherwise requires, all provisions relating to the redemption of the Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the principal amount of such Note which has been or is to be redeemed.

SECTION 10.2.    Optional Redemption due to an Additional Amounts Event.

Each series of the Notes may be redeemed at any time at the option and sole discretion of the Company in whole, but not in part, subject to compliance with applicable regulatory requirements, upon giving not less than 30 nor more than 60 days’ notice of redemption to the Fiscal Agent and the Holders (which notice shall be irrevocable and shall conform, as applicable, to the additional notice requirements set forth in Section 10.5) at the principal amount of the Notes together with interest accrued to the date fixed for redemption and any Additional Amounts thereon, if the Company has been or will be obliged to pay any Additional Amounts with respect to such series as a result of (a) any change in, or amendment to, the laws or regulations of Japan or any political subdivision or any authority thereof or therein having power to tax, or any change in application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after the date of the issuance of the Notes or (b) after the completion of any Succession Event, any change in, or amendment to, the laws or regulations of the jurisdiction of the Successor Person or any political subdivision or any authority thereof or therein having power to tax, or any change in application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after the date of such Succession Event, and in either case such obligation cannot be avoided by the Company or the Successor Person through the taking of reasonable measures available to the Company or the Successor Person, as the case may be (an “Additional Amounts Event”). No notice of redemption for an Additional Amounts Event pursuant to this Section 10.2 shall be given sooner than 90 days prior to the earliest date on which the Company would actually be obliged to pay such Additional Amounts on payments with respect to the Notes.

Prior to the publication of any notice of redemption pursuant to this Section 10.2, the Company shall deliver to the Fiscal Agent (i) a certificate signed by an Authorized Officer stating that the conditions precedent to its right to so redeem have been fulfilled and (ii) an opinion of independent legal advisors of recognized standing confirming that an Additional Amounts Event has occurred. The Fiscal Agent shall accept such opinion as sufficient evidence of the satisfaction of the conditions precedent described above, in which event it shall be conclusive and binding on the Holders.

SECTION 10.3.    Special Mandatory Redemption.

If (i) the Shire Acquisition has not been consummated on or prior to the Long Stop Date or (ii) the Company otherwise publicly announces that the Shire Acquisition will not be consummated, then the Company will be required to redeem all outstanding Notes on the Special Mandatory Redemption Date at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant Record Dates in accordance with the terms of the Notes and this Agreement.

The Company will cause the notice of special mandatory redemption to be transmitted, with a copy to the Fiscal Agent, within five Business Days after the occurrence of the event triggering the special mandatory redemption to each Holder at its registered address. If funds sufficient to pay the special mandatory redemption price of the outstanding notes to be redeemed on the Special Mandatory Redemption Date (plus accrued and unpaid interest, if any, to, but excluding, such date) are deposited with the Fiscal Agent or a paying agent on or before such Special Mandatory Redemption Date, and certain other conditions are satisfied, on and after such Special Mandatory Redemption Date, the outstanding Notes will cease to bear interest.

Upon the consummation of the Shire Acquisition, the foregoing provisions regarding the special mandatory redemption will cease to apply.

SECTION 10.4.    Election to Redeem; Notice to Fiscal Agent.

The election of the Company to redeem any Notes shall be evidenced by a Company Order and an Officer’s Certificate, both given to the Fiscal Agent.

SECTION 10.5.    Notice of Redemption.

Notice of redemption shall be given transmitted not less than 30 nor more than 60 days prior to the date for redemption (“Redemption Date”), to the Fiscal Agent and to each Holder of Notes to be redeemed at his address appearing in the Notes Register. If by reason of any cause, it shall be impracticable to give notice to the Holder in the manner prescribed herein, then such notification in lieu thereof as shall be made by the Company or by the Fiscal Agent on behalf of and at the instruction of the Company (as set forth below) shall constitute sufficient provision of such notice, if such notification shall, so far as may be practicable, approximate the terms and conditions of the notice in lieu of which it is given. Neither the failure to give notice nor any defect in any notice of redemption given to the Holder of any other Note shall affect the sufficiency of any notice with respect to this Note.

All notices of redemption shall state:

(1)        the Redemption Date,

(2)        the redemption price and the amount of any accrued and unpaid interest payable on the Redemption Date,

(3)        the ISIN and Common Code or other identifying number of the Notes,

(4)        that on the Redemption Date, the redemption price (together with any accrued and unpaid interest payable on the Redemption Date) will become due and payable upon each such Notes to be redeemed and that interest thereon will cease to accrue on and after said date, and

(5)        the place or places where such Notes are to be surrendered for payment of the redemption price, and accrued interest, if any.

Notice of redemption of Notes to be redeemed at the election of the Company shall be given by the Company or, at the Company’s request by the Fiscal Agent in the name and at the expense of the Company (provided that the Company shall have delivered to the Fiscal Agent, at least five Business Days before notice of redemption is required to be given to Holders (unless a shorter notice shall be agreed to by the Fiscal Agent), a Company Request requesting that the Fiscal Agent give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph) and shall be irrevocable.

SECTION 10.6.    Deposit of Redemption Price.

Prior to any Redemption Date, the Company shall deposit with the Fiscal Agent or with a Paying Agent an amount of money sufficient to pay the redemption price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Notes which are to be redeemed on that date.

SECTION 10.7.    Notes Payable on Redemption Date.

Notice of redemption having been given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the redemption price applicable thereto, and from and after such date (unless the Company shall default in the payment of the redemption price and accrued interest) such Notes shall cease to bear interest. Upon surrender of any such Note for redemption in accordance with said notice, such Note shall be paid by the Company at the redemption price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose payment date is on or prior to the Redemption Date will be payable to the Holders of such Notes, registered as such at the close of business on the relevant Record Date according to their terms.

If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the terms of the Note.

SECTION 10.8.    Repurchase of Notes.

The Company or any subsidiary thereof may, at any time, purchase the Notes for cancellation in the open market or otherwise at any price.

ARTICLE XI

CALCULATION AGENT

SECTION 11.1.    Appointment.

The Company appoints MUFG Bank, Ltd. as the initial Calculation Agent in relation to any Floating Rate Note issued under this Agreement. MUFG Bank, Ltd. accepts its appointment as Calculation Agent, subject to the conditions of this Article.

SECTION 11.2.    Calculation of Floating Interest.

The Calculation Agent shall calculate the interest rates and amounts of interest payable in respect of the Floating Rate Notes at such dates and times and in accordance with such other terms and conditions as set forth on any Registered Security of such series.

Unless otherwise instructed by the Company, the Calculation Agent will cause the interest rate, the number of days in, and the interest amount for, the relevant interest period and the interest payment date, in respect of each series of the Floating Rate Notes to be notified to the Company, the Fiscal Agent and Euroclear or Clearstream, as applicable, or through Euroclear or Clearstream, as applicable, or through other reasonable means to make such information available, in order that such information will be published or notified to the Holders of record as soon as possible after their determination but in no event later than the first day of the relevant interest period. If the Floating Rate Notes become due and payable as described in Article X or pursuant to an acceleration upon an Event of Default other than on an interest payment date, the accrued interest payable, the interest rate, the number of days in the relevant interest period and the interest payment date in respect of such Floating Rate Notes shall nevertheless continue to be calculated and notified as previously in accordance with the foregoing provisions and this Agreement. All determinations and calculations made by the Calculation Agent, and any quotations obtained from the relevant banks for the purposes of calculating the interest rate and interest amount, pursuant to the foregoing provisions will, in the absence of negligence, bad faith or manifest error, be binding on the Holders, the Company, the Fiscal Agent, the Paying Agent and the Calculation Agent. The interest rate payable on any Floating Rate Notes will not be higher than the maximum rate permitted by the law of the State of New York as modified by United States law of general application or by Japanese law and as notified to the Fiscal Agent and the paying agent in writing five Business Days prior to any interest payment date, if applicable.

SECTION 11.3.    Commissions; Incidental Acts.

The Company shall promptly pay to the Calculation Agent such fees as agreed in writing between the Company and the Calculation Agent, in respect of the services of the Calculation Agent (plus any applicable value added tax), in accordance with the provisions of this Agreement. The Calculation Agent shall not charge any other commissions or expenses to any person in respect of its actions hereunder. The Company and the Calculation Agent will carry out such other incidental acts as may reasonably be necessary to perform each party’s respective obligations hereunder.

SECTION 11.4.    Rights and Liabilities of the Calculation Agent.

No provision of this Agreement shall be construed to relieve the Calculation Agent from liability for its own negligent action, its own negligent failure to act, its own bad faith or its own willful misconduct.

(a)        The Calculation Agent (i) may engage and pay for the advice or services of any lawyers or other experts whose advice or services it considers necessary or advisable and rely upon any advice so obtained; (ii) may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties; and (iii) shall be entitled to rely on and assume (without further inquiry) that any matter purported to be authorized, approved or ratified by any Board Resolution or Officer’s Certificate is adequate and complete authorization, approval and ratification in respect of the Company and its actions under this Agreement.

(b)        The Calculation Agent shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Calculation Agent has received written notice thereof and such notice references the Floating Rate Notes and this Agreement.

(c)        In no event shall the Calculation Agent be liable for any action taken in accordance with the instructions of the Company in the absence of bad faith, negligence or willful misconduct on its part.

(d)        Notwithstanding the satisfaction or discharge of this Agreement or the resignation, replacement or removal of the Calculation Agent, the Calculation Agent shall under no circumstances be liable to any party for any special, indirect, punitive or consequential loss or damage of any kind whatsoever (including, inter alia, loss of business, goodwill, opportunity or profit) even if advised of the likelihood of such loss on damages and regardless of the form of action. The provisions of this Section 11.04(d) shall survive the termination and discharge of this Agreement and the resignation or removal of the Calculation Agent.

(e)        In no event shall the Calculation Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, existing or future law or regulation, any existing or future act of governmental authority, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services, it being understood that the Calculation Agent shall use reasonable efforts that are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

(f)        The Calculation Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document (except those issued by the Calculation Agent), but the Calculation Agent, in its discretion, may make such reasonable further inquiry or investigation into such facts or matters as it may see fit, at the cost of the Company, and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

(g)        The Calculation Agent may request that the Company deliver an Officer’s Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which Officer’s Certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

(h)        The permissive right of the Calculation Agent hereunder to take or omit to take any action shall not be construed as a duty.

(i)        The Company covenants to indemnify the Calculation Agent for, and to hold it harmless against, any loss, liability or expense arising out of or in connection with the performance of its duties hereunder, including the reasonable costs and expenses (including the properly incurred charges and expenses of its agents and counsel) of defending itself against or investigating any claim of liability arising out of or in connection with the same, except to the extent such loss, liability or expense is due to the bad faith, negligence, or willful misconduct of the Calculation Agent. The obligations of the Company under this Section 11.04 to compensate and indemnify the Calculation Agent and to pay or reimburse the Calculation Agent for expenses shall survive the resignation or removal of the Calculation Agent and the satisfaction and discharge of this Agreement.

(j)        None of the provisions contained in this Agreement shall require the Calculation Agent to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, unless it is indemnified and/or secured to its reasonable satisfaction.

SECTION 11.5.    Resignation and Removal.

The Calculation Agent may at any time resign as Calculation Agent by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall never be earlier than 30 days after the receipt of such notice by the Company, unless the Company otherwise agrees in writing. The Calculation Agent may be removed at any time by the filing with it of any instrument in writing signed on behalf of the Company and specifying such removal and the date when it is intended to become effective. Such resignation or removal shall take effect upon the date of the appointment by the Company, as hereinafter provided, of a successor Calculation Agent. If within 30 days after notice of resignation or removal has been given, a successor Calculation Agent has not been appointed, the Calculation Agent may, on behalf of and at the expense of the Company, with prior notice to the Company, appoint its own successor or the resigning Calculation Agent or the Company may petition any court of competent jurisdiction for the appointment of a successor Calculation Agent. If at any time the Calculation Agent shall resign or be removed, or be dissolved, or if the property or affairs of the Calculation Agent shall be taken under the control of any State or federal court or administrative body because of bankruptcy or insolvency or for any other reason, then a successor Calculation Agent shall as soon as practicable be appointed by the Company by an instrument in writing filed with the predecessor Calculation Agent, the successor Calculation Agent and the Fiscal Agent. Upon the appointment of a successor Calculation Agent and acceptance by it of such appointment, the Calculation Agent so succeeded shall cease to be such Calculation Agent hereunder. Upon its resignation or removal, the Calculation Agent shall be entitled to the payment by the Company of its compensation, if any is owed to it, for services rendered hereunder and to the reimbursement of all reasonable out-of-pocket expenses (including properly incurred counsel fees and expenses) incurred in connection with the services rendered by it hereunder and to the payment of all other amounts owed to it hereunder.

Any successor Calculation Agent appointed hereunder shall execute and deliver to its predecessor, the Company and the Fiscal Agent an instrument accepting such appointment hereunder, and thereupon such successor Calculation Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as such Calculation Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obliged to transfer and deliver, and such successor Calculation Agent shall be entitled to receive, copies of any relevant records maintained by such predecessor Calculation Agent.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

TAKEDA PHARMACEUTICAL COMPANY LIMITED

By:	/s/ Mitsuhiro Okada
	Name:	Mitsuhiro Okada
	Title:	Head of Global Treasury & Finance Management

MUFG BANK, LTD., as Fiscal Agent

By:	/s/ Nikola Moore
	Name:	Nikola Moore
	Title:	Director

EXHIBIT A-1

FORM OF RULE 144A GLOBAL NOTE

[FORM OF FACE OF NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF AGREES FOR THE BENEFIT OF TAKEDA PHARMACEUTICAL COMPANY LIMITED (THE “COMPANY”) THAT THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY, (2) TO A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) OR A PERSON WHO THE SELLER AND ANY PERSON ACTING ON ITS BEHALF REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER IN ACCORDANCE WITH RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, PROVIDED THAT, AS A CONDITION TO THE REGISTRATION OF THE TRANSFER THEREOF, THE COMPANY OR THE FISCAL AGENT MAY REQUIRE THE DELIVERY OF ANY DOCUMENTS, INCLUDING AN OPINION OF COUNSEL, THAT IT, IN ITS SOLE DISCRETION, MAY DEEM NECESSARY OR APPROPRIATE TO EVIDENCE COMPLIANCE WITH SUCH EXEMPTION, OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND OTHER JURISDICTIONS. THE HOLDER HEREOF, BY, PURCHASING OR ACCEPTING THIS NOTE, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOTIFY ANY PURCHASER OF THIS NOTE FROM THE HOLDER OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.

TRANSFERS AND EXCHANGES OF THIS NOTE, IN WHOLE OR IN PART, AND OF BENEFICIAL INTERESTS IN THIS NOTE ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE FISCAL AGENCY AGREEMENT, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICE OF THE FISCAL AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF MUFG NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO MUFG NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, MUFG NOMINEES (UK) LIMITED, HAS AN INTEREST HEREIN.

INTEREST PAYMENTS ON THIS NOTE GENERALLY WILL BE SUBJECT TO JAPANESE WITHHOLDING TAX UNLESS IT IS ESTABLISHED THAT THIS NOTE IS HELD BY OR FOR THE ACCOUNT OF A BENEFICIAL OWNER THAT IS (I) FOR JAPANESE TAX PURPOSES, NEITHER AN INDIVIDUAL RESIDENT OF JAPAN OR A JAPANESE CORPORATION, NOR AN INDIVIDUAL NON-RESIDENT OF JAPAN OR A NON-JAPANESE CORPORATION THAT IN EITHER CASE IS A PERSON HAVING A SPECIAL RELATIONSHIP WITH THE COMPANY AS DESCRIBED IN

A-1-1

ARTICLE 6, PARAGRAPH (4) OF THE ACT ON SPECIAL MEASURES CONCERNING TAXATION OF JAPAN (ACT NO. 26 OF 1957, AS AMENDED) (THE “ACT ON SPECIAL TAXATION MEASURES”) (A “SPECIALLY-RELATED PERSON OF THE COMPANY”), (II) A JAPANESE FINANCIAL INSTITUTION OR A JAPANESE FINANCIAL INSTRUMENTS BUSINESS OPERATOR DESIGNATED IN ARTICLE 3-2-2, PARAGRAPH (28) OF THE CABINET ORDER (CABINET ORDER NO. 43 OF 1957, AS AMENDED) RELATING TO THE ACT ON SPECIAL TAXATION MEASURES WHICH COMPLIES WITH THE REQUIREMENT FOR TAX EXEMPTION UNDER ARTICLE 6, PARAGRAPH (9) OF THE ACT ON SPECIAL TAXATION MEASURES OR (III) A PUBLIC CORPORATION, A FINANCIAL INSTITUTION OR A FINANCIAL INSTRUMENTS BUSINESS OPERATOR, ETC. DESCRIBED IN ARTICLE 3-3, PARAGRAPH (6) OF THE ACT ON SPECIAL TAXATION MEASURES WHICH HAS RECEIVED SUCH PAYMENTS THROUGH A PAYMENT HANDLING AGENT IN JAPAN AS DESCRIBED IN PARAGRAPH (1) OF SAID ARTICLE AND COMPLIES WITH THE REQUIREMENT FOR TAX EXEMPTION UNDER THAT PARAGRAPH.

INTEREST PAYMENTS ON THIS NOTE TO AN INDIVIDUAL RESIDENT OF JAPAN, TO A JAPANESE CORPORATION NOT DESCRIBED IN THE PRECEDING PARAGRAPH, OR TO AN INDIVIDUAL NON-RESIDENT OF JAPAN OR A NON-JAPANESE CORPORATION THAT IN EITHER CASE IS A SPECIALLY-RELATED PERSON OF THE COMPANY WILL BE SUBJECT TO JAPANESE INCOME TAX AT THE TIME OF SUCH INTEREST PAYMENTS.

A-1-2

TAKEDA PHARMACEUTICAL COMPANY LIMITED

[0.375% Senior Notes due 2020]

[1.125% Senior Notes due 2022]

[2.250% Senior Notes due 2026]

[3.000% Senior Notes due 2030]

No. 144A-1	Principal Amount €●

ISIN ●1

Common Code ●2

Takeda Pharmaceutical Company Limited (the “Company”), for value received, hereby promises to pay to MUFG Nominees (UK) Limited, or registered assigns, the principal amount set forth above on ●3, and to pay interest thereon from November 21, 2018 or from the most recent Interest Payment Date to which interest has been paid or made available for payment, annually in arrears on each Interest Payment Date commencing on November 21, 2019, at the rate of ●4% per annum, together with such Additional Amounts (if any) as may be payable under this Note, until the principal hereof is paid or made available for payment. Interest on this Note will accrue from the date of original issuance or, if interest has already been paid, from the date it was most recently paid. Interest will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the fixed rate notes (or from November 21, 2018, if no interest has been paid on the fixed rate notes) to, but excluding, the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) (as defined in the rulebook of the International Capital Market Association). Interest will be calculated per €1,000 in principal amount of the Notes. This Note will be the Company’s direct, unsecured and unsubordinated general obligation and will have the same rank in liquidation as all of the Company’s other unsecured and unsubordinated debt.

In any case in which any date for payment of principal or interest (or Additional Amounts, if any) falls on a day that is not a Business Day, then payment of principal or interest (or Additional Amounts, if any) need not be made on such date but may be made on the next succeeding Business Day. Any payment made pursuant to the preceding sentence on such next succeeding Business Day shall have the same force and effect as if made on the due date, and no interest shall accrue with respect to such payment for the period after such date.

“Interest Payment Date” means November 21 during the term of this Note.

“Business Day” means both a day on which the TARGET2 System is open, and a day other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banking institutions are authorized or required by law, regulation or executive order to be closed in London or Tokyo.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, and such provisions shall for all purposes have the same effect as though fully set forth in this place.

[1]	XS1843449551 for the 2020 Notes; XS1843449635 for the 2022 Notes; XS1843448660 for the 2026 Notes; XS1843448744 for the 2030 Notes.
[2]	184344955 for the 2020 Notes; 184344963 for the 2022 Notes; 184344866 for the 2026 Notes; 184344874 for the 2030 Notes.
[3]	November 21, 2020 for the 2020 Notes; November 21, 2022 for the 2022 Notes; November 21, 2026 for the 2026 Notes; November 21, 2030 for the 2030 Notes.
[4]	0.375% for the 2020 Notes; 1.125% for the 2022 Notes; 2.250% for the 2026 Notes; 3.000% for the 2030 Notes.

A-1-3

This Note shall not be valid or obligatory for any purpose until it shall have been manually signed by the Fiscal Agent for authentication.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

TAKEDA PHARMACEUTICAL COMPANY LIMITED

By
	Name:	[name]
	Title:	[title]

This is one of the Notes referred to

in the within-mentioned Fiscal Agency Agreement:

Dated:                          , 20

MUFG BANK, LTD., as Fiscal Agent

By
Authorized Signatory

A-1-4

[FORM OF REVERSE OF NOTE]

The principal amount of this Note shall be paid on any redemption date, in immediately available funds in London upon surrender of the Note at the office designated herein or pursuant hereto of MUFG Bank, Ltd., as fiscal agent (MUFG Bank, Ltd. or any duly appointed successor fiscal agent acting in such capacity herein referred to as the “Fiscal Agent”), pursuant to an Fiscal Agency Agreement (such agreement, as it may be amended from time to time, the “Agreement”), dated as of November 21, 2018, between Takeda Pharmaceutical Company Limited (the “Company”) and the Fiscal Agent. The office of the Fiscal Agent at which such payment shall be made is located at Ropemaker Place, 25 Ropemaker Street, London EC2Y 9AN or at such other address as the Fiscal Agent shall specify (the “Fiscal Agent’s Office”) by notice to the Holder (as defined in the Agreement). Terms used herein not otherwise defined shall have the meaning ascribed to such term in the Agreement.

Payment of the principal of, and interest (including Additional Amounts, if applicable) on, this Note shall be made by wire transfer in immediately available funds to a bank account in Europe designated by the Holder in a written notice received by the Fiscal Agent (a) in the case of a payment of interest, prior to the Record Date (as defined below) immediately preceding the date on which such payment is due and (b) in the case of payment of principal on any redemption date, no less than 30 days and no more than 60 days prior to such redemption date, provided that in the case of such payment of principal, this Note shall have been surrendered to the Fiscal Agent for payment together with such notice. No interest shall accrue on this Note after redemption; provided, however, that, to the extent permitted by applicable law, interest shall accrue, at the rate at which interest accrues on the principal of this Note, on any amount of principal not paid when due upon surrender of this Note to the Fiscal Agent. “Record Date” means, with respect to an Interest Payment Date, the day falling one clearing system Business Day prior to such Interest Payment Date.

1.        Payments of principal of and interest (including Additional Amounts, if applicable) on this Note shall be made in Euros or in such other coin or currency of the Eurozone as at the time of payment is legal tender for the payment of public and private debts. Until the date on which the Notes shall have been delivered to the Fiscal Agent for cancellation, or become due and payable and a sum sufficient to pay the principal of and interest (including Additional Amounts, if applicable) on all of the Notes shall have been made available for payment and either paid or returned to the Company as provided herein and in the Agreement (such date being referred to herein as the “Termination Date”), the Company will at all times maintain an office or agency in London, where Notes may be presented or surrendered for payment.

2.        This Note is transferable in whole or in part and may be exchanged for a like aggregate principal amount of Notes of other authorized denominations by the Holder in person, or by his attorney duly authorized in writing, at the Fiscal Agent’s Office in London, where the Fiscal Agent shall maintain a register providing for the registration of the Notes and any exchange or transfer thereof (the “Note Register”). Upon surrender of this Note for exchange or registration of transfer, the Company shall execute and the Fiscal Agent shall authenticate and deliver in exchange therefor a Note or Notes, each in a denomination of €100,000 or an integral multiple of €1,000 in excess thereof, which has or have an aggregate denomination equal to the denomination of this Note and is or are registered in such name or names requested by the Holder. Any Note presented for exchange or registration of transfer shall be accompanied by a written instrument of transfer in form and with guarantee of signature and evidence of authority satisfactory to the Fiscal Agent and with payment by the transferor of any stamp or other tax or governmental charge payable in connection with such transfer (or evidence that such tax or charge has been paid) and with such tax identification number or other information for each person in whose name a new Note is to be issued as the Fiscal Agent may request to comply with applicable law. No exchange or registration of transfer of this Note shall be made on or after the date upon which a notice of redemption of this Note is transmitted to the Holder.

Notwithstanding any other provision of this Note or the Agreement to the contrary, this Note, if in global form (a Note in such form being referred to herein as a “Global Note”), shall be exchangeable pursuant

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to this Note and the Agreement only if: (i) Euroclear or Clearstream is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so or (ii) there shall have occurred and be continuing an Event of Default (as defined in the Agreement) with respect to the Notes. Upon the occurrence of any such event, this Note shall be exchangeable for definitive Notes, as provided in the Agreement. In the event and for so long as definitive Notes are not issued to any owner of a beneficial interest in this Global Note after the occurrence of one of the events set forth above, the Company expressly acknowledges, with respect to the right of a Holder to pursue a remedy pursuant to Section 4.7 or Section 4.8 of the Agreement, the right of such owner to pursue such remedy with respect to the portion of this Global Note that represents such owner’s Notes as if such definitive Notes had been issued.

No service charge shall be made for any such exchange or registration of transfer, but the Company may charge the party requesting any such exchange or registration of transfer a sum sufficient to reimburse it for any tax or other governmental charge required to be paid in connection with such exchange or registration.

All Notes issued upon any exchange or registration of transfer of this Note shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits, as this Note.

Except in the circumstances referred to in the second paragraph of this Section 3, the Company and the Fiscal Agent may treat the Holder as the absolute owner of this Note for the purpose of receiving payments of principal of and interest (including, Additional Amounts, as defined in Section 5 of this Note) on this Note and for all other purposes whatsoever, and the Company and the Fiscal Agent shall not be affected by any notice to the contrary.

3.        Except as provided in Sections 5, 6, 7 and 8 of this Note, this Note is not redeemable or subject to payment at the option of the Company prior to ●5.

4.        All payments of principal and interest in respect of this Note shall be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Japan, or any authority thereof or therein having power to tax (“Taxes”), unless such withholding or deduction is required by law or by the authority. In such event, the Company shall pay such additional amounts (“Additional Amounts”) as will result in the receipt by the Holder of such amounts as would have been received by it had no such withholding or deduction been required, except that no such Additional Amounts shall be payable with respect to this Note under any of the following circumstances:

(i)        the Holder or beneficial owner of this Note is an individual non-resident of Japan or a non-Japanese corporation and is liable for such Taxes in respect of this Note by reason of its (A) having some present or former connection with Japan other than the mere holding of this Note or (B) being a person having a special relationship with the Company (a “specially-related person of the Company”) as described in Article 6, paragraph (4) of the Act on Special Measures Concerning Taxation of Japan (Act No. 26 of 1957, as amended) (together with the cabinet order thereunder (Cabinet Order No. 43 of 1957, as amended), the “Act on Special Taxation Measures”);

(ii)       the Holder or beneficial owner of this Note would otherwise be exempt from any such withholding or deduction but fails to comply with any applicable requirement to provide Interest Recipient Information (as defined below) or to submit a Written Application for Tax

[5]	November 21, 2020 for the 2020 Notes; November 21, 2022 for the 2022 Notes; November 21, 2026 for the 2026 Notes; November 21, 2030 for the 2030 Notes.

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Exemption (as defined below) to the relevant Paying Agent to whom this Note is presented (where presentation is required), or whose Interest Recipient Information is not duly communicated through the relevant Participant (as defined below) and the relevant international clearing organization to such Paying Agent;

(iii)      the Holder or beneficial owner of this Note is for Japanese tax purposes treated as an individual resident of Japan or a Japanese corporation (except for (A) a Designated Financial Institution (as defined below) that complies with the requirement to provide Interest Recipient Information or to submit a Written Application for Tax Exemption and (B) an individual resident of Japan or a Japanese corporation that duly notifies (directly, through the Participant or otherwise) the relevant Paying Agent of its status as not being subject to Taxes to be withheld or deducted by the Company by reason of receipt by such individual resident of Japan or Japanese corporation of interest on this Note through a payment handling agent in Japan appointed by it);

(iv)      this Note is presented for payment (where presentation is required) more than 30 days after the day on which such payment on this Note became due or after the full payment was provided for, whichever occurs later, except to the extent the Holder hereof would have been entitled to Additional Amounts on presenting the same for payment on the last day of such period of 30 days;

(v)       the withholding or deduction is imposed on a Holder or beneficial owner that could have avoided such withholding or deduction by presenting this Note (where presentation is required) to another Paying Agent maintained by the Company;

(vi)      the Holder is a fiduciary or partnership or is not the sole beneficial owner of the payment of the principal of, or any interest on, this Note, and Japanese law requires the payment to be included for tax purposes in the income of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner, in each case, who would not have been entitled to such Additional Amounts had it been the Holder of this Note; or

(vii)    any combination of (i) through (vi) above.

For the avoidance of doubt, none of the Company, the Fiscal Agent, any Paying Agent or any other person shall be required to pay any Additional Amounts with respect to any withholding or deduction imposed on or in respect of any Note pursuant to Sections 1471 to 1474 of the Internal Revenue Code of 1986, as amended, commonly referred to as FATCA, any treaty, law, regulation or other official guidance implementing FATCA, or any agreement between the Company, the Fiscal Agent, a Paying Agent or any other person and the United States, any other jurisdiction, or any authority of any of the foregoing implementing FATCA.

Where this Note is held through a participant of an international clearing organization or a financial intermediary (each, a “Participant”), in order to receive payments free of withholding or deduction by the Company for or on account of Taxes, if the relevant beneficial owner of this Note is (a) an individual non-resident of Japan or a non-Japanese corporation (other than a specially-related person of the Company) or (b) a Japanese financial institution (each, a “Designated Financial Institution”) falling under certain categories prescribed by the Act on Special Taxation Measures, all in accordance with the Act on Special Taxation Measures, such beneficial owner of this Note must, at the time of entrusting a Participant with the custody of this Note, provide certain information prescribed by the Act on Special Taxation Measures (“Interest Recipient Information”) to enable the Participant to establish that such beneficial owner is exempted from the requirement for Taxes to be withheld or deducted, and advise the Participant if the beneficial owner of this Note ceases to be so exempted (including the case where a beneficial owner of this Note that is an individual non-resident of Japan or a non-Japanese corporation becomes a specially-related person of the Company).

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Where this Note is not held by a Participant, in order to receive payments free of withholding or deduction by the Company for or on account of Taxes, if the relevant beneficial owner of this Note is (a) an individual non-resident of Japan or a non-Japanese corporation (other than a specially-related person of the Company) or (b) a Designated Financial Institution, all in accordance with the Act on Special Taxation Measures, such beneficial owner must, prior to each time at which it receives interest, submit to the relevant Paying Agent a written application for tax exemption (hikazei tekiyo shinkokusho) (“Written Application for Tax Exemption”) in a form obtainable from the Paying Agent stating, inter alia, the name and address of the beneficial owner, the title of this Note, the relevant Interest Payment Date, the amount of interest and the fact that the beneficial owner is qualified to submit the Written Application for Tax Exemption, together with documentary evidence regarding its identity and residence.

The Company shall make any required withholding or deduction and remit the full amount withheld or deducted to the Japanese taxing authority in accordance with applicable law. The Company shall use reasonable efforts to obtain certified copies of tax receipts evidencing the payment of any tax, duty, assessment, fee or other governmental charge so withheld or deducted from the Japanese taxing authority imposing such tax, duty, assessment, fee or other governmental charge, and if certified copies are not available, the Company shall use reasonable efforts to obtain other evidence satisfactory to the Fiscal Agent, and the Fiscal Agent shall make such certified copies or other evidence available to the Holders or beneficial owners of the Notes upon reasonable request to the Fiscal Agent.

The obligation to pay Additional Amounts with respect to any taxes, duties, assessments and other governmental charges shall not apply to (A) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, duty, assessment, fee or other governmental charge or (B) any tax, duty, assessment, fee or other governmental charge which is payable otherwise than by withholding or deduction from payments of principal or interest on this Note; provided that, except as otherwise set forth in this Note and in the Agreement, the Company will pay all stamp, court or documentary taxes or any excise or property taxes, charges or similar levies and other duties, if any, which may be imposed by Japan, the United States or any political subdivision or any taxing authority thereof or therein, with respect to the Agreement or as a consequence of the initial issuance, execution, delivery, registration or enforcement of the Notes.

References to principal or interest in respect of this Note shall be deemed to include any Additional Amounts due which may be payable as set forth in this Note and the Agreement.

5.        This Note may be redeemed at any time at the option and sole discretion of the Company, in whole or in part, at any time prior to ●6 [(the “Par Call Date”)]7, upon giving not less than 30 nor more than 60 days’ notice of redemption to the Fiscal Agent and the Holders, at a redemption price equal to the greater of (a) 100% of the principal amount of this Note being redeemed or (b) the sum of the present values of the principal and the remaining scheduled payments of interest on this Note being redeemed (exclusive of interest accrued to the Redemption Date (as defined in the Agreement)), that would be due if this Note were [held to the maturity date]8 [redeemed on the Par Call Date]9, discounted to the Redemption Date on an annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Comparable Government Bond Rate (as defined in the Agreement) plus ●10 basis points, plus, in each case, accrued and unpaid interest on the principal amount of this Note being redeemed up to, but excluding, the Redemption Date.

[6]	November 21, 2020 for the 2020 Notes; October 21, 2022 for the 2022 Notes; August 21, 2026 for the 2026 Notes; August 21, 2030 for the 2030 Notes.
[7]	For the 2022 Notes, the 2026 Notes and the 2030 Notes.
[8]	For the 2020 Notes.
[9]	For the 2022 Notes, the 2026 Notes and the 2030 Notes.
[10]	15 for the 2020 Notes; 25 for the 2022 Notes; 35 for the 2026 Notes; 40 for the 2030 Notes.

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[This Note may be redeemed at any time at the option and sole discretion of the Company, in whole or in part, at any time on or after the Par Call Date, upon giving not less than 30 nor more than 60 days’ notice of redemption to the Fiscal Agent and the Holders, at a redemption price equal to 100% of the principal amount of this Note being redeemed plus accrued and unpaid interest on the principal amount of this Note being redeemed to, but excluding, the Redemption Date.]11

The redemption prices for this Note will be calculated on the basis of a 365-day year or a 366-day year, as applicable, and the actual number of days elapsed.

6.        This Note may be redeemed at any time at the option and sole discretion of the Company in whole, but not in part, subject to compliance with applicable regulatory requirements, and upon giving not less than 30 nor more than 60 days’ notice of redemption to the Fiscal Agent and the Holders (which notice shall be irrevocable) at the principal amount of this Note together with interest accrued to the date fixed for redemption and any Additional Amounts hereon, if the Company has been or will be obliged to pay any Additional Amounts as a result of (a) any change in, or amendment to, the laws or regulations of Japan or any political subdivision or any authority thereof or therein having power to tax, or any change in application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after the date of the issuance of this Note or (b) after the completion of any Succession Event, any change in, or amendment to, the laws or regulations of the jurisdiction of the Successor Person or any political subdivision or any authority thereof or therein having power to tax, or any change in application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after the date of such Succession Event, and in either case such obligation cannot be avoided by the Company or the Successor Person through the taking of reasonable measures available to the Company or the Successor Person, as the case may be (an “Additional Amounts Event”). No notice of redemption for an Additional Amounts Event pursuant to this Section 6 shall be given sooner than 90 days prior to the earliest date on which the Company would actually be obliged to pay such Additional Amounts on payments with respect to this Note.

Prior to the publication of any notice of redemption pursuant to this Section 6, the Company shall deliver to the Fiscal Agent (i) a certificate signed by an Authorized Officer stating that the conditions precedent to its right to so redeem have been fulfilled and (ii) an opinion of independent legal advisors of recognized standing confirming that an Additional Amounts Event has occurred. The Fiscal Agent shall accept such opinion as sufficient evidence of the satisfaction of the conditions precedent described above, in which event it shall be conclusive and binding on the Holders.

7.        If (i) the Shire Acquisition (as defined in the Agreement) has not been consummated on or prior to the Long Stop Date (as defined below) or (ii) the Company otherwise publicly announces that the Shire Acquisition will not be consummated, then the Company will be required to redeem all outstanding Notes on the Special Mandatory Redemption Date at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date.

The “Long Stop Date” means May 8, 2019, or such later date as may be agreed upon in accordance with the Co-Operation Agreement, dated May 8, 2018, between Takeda Pharmaceutical Company Limited and Shire plc.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant Record Dates in accordance with the terms of the Notes and this Agreement.

[11]	Only for the 2022 Notes, the 2026 Notes and the 2030 Notes.

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The Company will cause the notice of special mandatory redemption to be transmitted, with a copy to the Fiscal Agent, within five Business Days after the occurrence of the event triggering the special mandatory redemption to each Holder at its registered address. If funds sufficient to pay the special mandatory redemption price of the outstanding notes to be redeemed on the Special Mandatory Redemption Date (plus accrued and unpaid interest, if any, to, but excluding, such date) are deposited with the Fiscal Agent or a paying agent on or before such Special Mandatory Redemption Date, and certain other conditions are satisfied, on and after such Special Mandatory Redemption Date, the outstanding Notes will cease to bear interest.

Upon the consummation of the Shire Acquisition, the foregoing provisions regarding the special mandatory redemption will cease to apply.

8.        In the case of any redemption of this Note as provided in Section 5, 6 or 7 of this Note, notice of redemption of this Note shall be transmitted to the Holder at its address as it shall then appear in the Note Register. If by reason of any cause, it shall be impracticable to give notice to the Holder in the manner prescribed herein, then such notification in lieu thereof as shall be made by the Company or by the Fiscal Agent on behalf of and at the instruction of the Company shall constitute sufficient provision of such notice, if such notification shall, so far as may be practicable, approximate the terms and conditions of the notice in lieu of which it is given. Neither the failure to give notice nor any defect in any notice of redemption given to the Holder of any other Note shall affect the sufficiency of any notice with respect to this Note. Notice of redemption of this Note having been so given, this Note shall become due and payable on the redemption date so specified and such dates shall be deemed the maturity date of this Note.

9.        The Company shall, on or before each due date of the principal of or interest on this Note, pay to the Fiscal Agent, who shall hold the same in trust for the benefit of the person entitled thereto, a sum sufficient to pay the principal or interest so becoming due until such sum shall be paid to such person or otherwise disposed of as herein provided. Any money held by the Fiscal Agent in trust for the payment of the principal of or interest on this Note and remaining unclaimed for two years after such principal or interest has become due and payable and paid to the Fiscal Agent shall be discharged from such trust, and repaid to the Company, and all liability of the Fiscal Agent with respect to such money shall cease.

10.        If this Note shall at any time become mutilated, destroyed, stolen or lost, then, provided that this Note, or evidence of the destruction, theft or loss hereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required hereunder) shall be delivered to the Fiscal Agent, a replacement Note of like tenor and principal amount shall be authenticated and delivered by the Fiscal Agent, in exchange for this Note, in the case of mutilation, or in lieu of this Note, in the case of destruction, loss or theft, and provided further that, if this Note is destroyed, stolen or lost, (i) neither the Company nor the Fiscal Agent shall have received notice that this Note has been acquired by a bona fide purchaser, and (ii) the Fiscal Agent shall have received (a) satisfactory evidence (as so deemed by the Fiscal Agent in its absolute discretion) that this Note was destroyed, stolen or lost, and (b) an indemnity for the benefit of the Company and the Fiscal Agent satisfactory to each of them. All expenses and charges associated with procuring such indemnity shall be borne by the Holder of this Note.

As provided in the Agreement, every new Note issued in exchange for or in lieu of any mutilated, destroyed, stolen or lost Note shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, stolen or lost Note shall be at any time enforceable by anyone, and shall be entitled to the benefits of the Agreement equally and proportionately with any and all other Notes duly issued thereunder. Any such new Note shall be so dated that neither gain nor loss of interest shall result from such replacement. Upon the issuance of any such new Note, the Company may require the payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Fiscal Agent) connected therewith.

11.        All notices to the Company under this Note shall be in writing and addressed to the Company at Takeda Pharmaceutical Company Limited, 1-1, Nihonbashi-Honcho 2-Chome, Chuo-ku,

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Tokyo 103-8668, Japan, Fax: +81-3-3278-2198, Attention: Global Treasury & Finance Management, Group Finance & Controlling, Global Finance, or to such other address as the Company may notify to the Holder. All notices to the Holder shall be in writing and sent by mail or emailed, in PDF format to the Holder at his or its address as set forth in the Note Register.

12.        This Note is one of the ●12% Senior Notes due ●13 (collectively, the “Notes” and, individually, a “Note”) issued by the Company in accordance with the Agreement, copies of which are on file and available for inspection at the Fiscal Agent’s Office. Under the terms of the Agreement, the Company may remove any Fiscal Agent and appoint a new Fiscal Agent. The Company shall notify, or cause the Fiscal Agent to notify, the Holders of Notes of the appointment of any Fiscal Agent.

The Notes are issuable only as fully registered Notes without coupons in denominations of €100,000 or integral multiples of €1,000 in excess thereof.

13.        Article VIII of the Agreement, which provides for amendments to the Agreement and the Notes, is hereby incorporated mutatis mutandis by reference herein.

14.        Subject to the authentication of this Note by the Fiscal Agent, the Company hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Note, and to constitute the same a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, have been done and performed and have happened in due and strict compliance with all applicable law.

15.        Claims for payment of principal in respect of this Note shall be prescribed upon the expiry of 6 years from any redemption date and claims for payment of interest (if any) in respect of this Note shall be prescribed upon the expiry of 5 years from the due date hereof.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

[12]	0.375% for the 2020 Notes; 1.125% for the 2022 Notes; 2.250% for the 2026 Notes; 3.000% for the 2030 Notes.
[13]	2020 for the 2020 Notes; 2022 for the 2022 Notes; 2026 for the 2026 Notes; 2030 for the 2030 Notes.

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EXHIBIT A-2

FORM OF REGULATION S GLOBAL NOTE

[FORM OF FACE OF NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY JURISDICTION AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. TAKEDA PHARMACEUTICAL COMPANY LIMITED (THE “COMPANY”) HAS AGREED THAT THIS LEGEND SHALL BE DEEMED TO HAVE BEEN REMOVED ON THE 41ST DAY FOLLOWING THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THE NOTES AND THE FINAL DELIVERY DATE WITH RESPECT THERETO.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF MUFG NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO MUFG NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, MUFG NOMINEES (UK) LIMITED, HAS AN INTEREST HEREIN.

INTEREST PAYMENTS ON THIS NOTE GENERALLY WILL BE SUBJECT TO JAPANESE WITHHOLDING TAX UNLESS IT IS ESTABLISHED THAT THIS NOTE IS HELD BY OR FOR THE ACCOUNT OF A BENEFICIAL OWNER THAT IS (I) FOR JAPANESE TAX PURPOSES, NEITHER AN INDIVIDUAL RESIDENT OF JAPAN OR A JAPANESE CORPORATION, NOR AN INDIVIDUAL NON-RESIDENT OF JAPAN OR A NON-JAPANESE CORPORATION THAT IN EITHER CASE IS A PERSON HAVING A SPECIAL RELATIONSHIP WITH THE COMPANY AS DESCRIBED IN ARTICLE 6, PARAGRAPH (4) OF THE ACT ON SPECIAL MEASURES CONCERNING TAXATION OF JAPAN (ACT NO. 26 OF 1957, AS AMENDED) (THE “ACT ON SPECIAL TAXATION MEASURES”) (A “SPECIALLY-RELATED PERSON OF THE COMPANY”), (II) A JAPANESE FINANCIAL INSTITUTION OR A JAPANESE FINANCIAL INSTRUMENTS BUSINESS OPERATOR DESIGNATED IN ARTICLE 3-2-2, PARAGRAPH (28) OF THE CABINET ORDER (CABINET ORDER NO. 43 OF 1957, AS AMENDED) RELATING TO THE ACT ON SPECIAL TAXATION MEASURES WHICH COMPLIES WITH THE REQUIREMENT FOR TAX EXEMPTION UNDER ARTICLE 6, PARAGRAPH (9) OF THE ACT ON SPECIAL TAXATION MEASURES OR (III) A PUBLIC CORPORATION, A FINANCIAL INSTITUTION OR A FINANCIAL INSTRUMENTS BUSINESS OPERATOR, ETC. DESCRIBED IN ARTICLE 3-3, PARAGRAPH (6) OF THE ACT ON SPECIAL TAXATION MEASURES WHICH HAS RECEIVED SUCH PAYMENTS THROUGH A PAYMENT HANDLING AGENT IN JAPAN AS DESCRIBED IN PARAGRAPH (1) OF SAID ARTICLE AND COMPLIES WITH THE REQUIREMENT FOR TAX EXEMPTION UNDER THAT PARAGRAPH.

INTEREST PAYMENTS ON THIS NOTE TO AN INDIVIDUAL RESIDENT OF JAPAN, TO A JAPANESE CORPORATION NOT DESCRIBED IN THE PRECEDING PARAGRAPH, OR TO AN

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INDIVIDUAL NON-RESIDENT OF JAPAN OR A NON-JAPANESE CORPORATION THAT IN EITHER CASE IS A SPECIALLY-RELATED PERSON OF THE COMPANY WILL BE SUBJECT TO JAPANESE INCOME TAX AT THE TIME OF SUCH INTEREST PAYMENTS.

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TAKEDA PHARMACEUTICAL COMPANY LIMITED

[0.375% Senior Notes due 2020]

[1.125% Senior Notes due 2022]

[2.250% Senior Notes due 2026]

[3.000% Senior Notes due 2030]

No. Reg S-1	Principal Amount €●

ISIN ●14

Common Code ●15

Takeda Pharmaceutical Company Limited (the “Company”), for value received, hereby promises to pay to MUFG Nominees (UK) Limited, or registered assigns, the principal amount set forth above on ●16, and to pay interest thereon from November 21, 2018 or from the most recent Interest Payment Date to which interest has been paid or made available for payment, annually in arrears on each Interest Payment Date commencing on November 21, 2019, at the rate of ●17% per annum, together with such Additional Amounts (if any) as may be payable under this Note, until the principal hereof is paid or made available for payment. Interest on this Note will accrue from the date of original issuance or, if interest has already been paid, from the date it was most recently paid. Interest will be computed on the basis of the actual number of days in the period for which interest is being calculated and the actual number of days from and including the last date on which interest was paid on the fixed rate notes (or from November 21, 2018, if no interest has been paid on the fixed rate notes) to, but excluding, the next scheduled interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) (as defined in the rulebook of the International Capital Market Association). Interest will be calculated per €1,000 in principal amount of the Notes. This Note will be the Company’s direct, unsecured and unsubordinated general obligation and will have the same rank in liquidation as all of the Company’s other unsecured and unsubordinated debt.

In any case in which any date for payment of principal or interest (or Additional Amounts, if any) falls on a day that is not a Business Day, then payment of principal or interest (or Additional Amounts, if any) need not be made on such date but may be made on the next succeeding Business Day. Any payment made pursuant to the preceding sentence on such next succeeding Business Day shall have the same force and effect as if made on the due date, and no interest shall accrue with respect to such payment for the period after such date.

“Interest Payment Date” means November 21 during the term of this Note.

“Business Day” means both a day on which the TARGET2 System is open, and a day other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banking institutions are authorized or required by law, regulation or executive order to be closed in London or Tokyo.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, and such provisions shall for all purposes have the same effect as though fully set forth in this place.

[14]	XS1843449981 for the 2020 Notes; XS1843449049 for the 2022 Notes; XS1843449122 for the 2026 Notes; XS1843449395 for the 2030 Notes.
[15]	184344998 for the 2020 Notes; 184344904 for the 2022 Notes; 184344912 for the 2026 Notes; 184344939 for the 2030 Notes.
[16]	November 21, 2020 for the 2020 Notes; November 21, 2022 for the 2022 Notes; November 21, 2026 for the 2026 Notes; November 21, 2030 for the 2030 Notes.
[17]	0.375% for the 2020 Notes; 1.125% for the 2022 Notes; 2.250% for the 2026 Notes; 3.000% for the 2030 Notes.

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This Note shall not be valid or obligatory for any purpose until it shall have been manually signed by the Fiscal Agent for authentication.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

TAKEDA PHARMACEUTICAL COMPANY LIMITED

By
	Name:	[name]
	Title:	[title]

This is one of the Notes referred to

in the within-mentioned Fiscal Agency Agreement:

Dated:                          , 20

MUFG BANK, LTD., as Fiscal Agent

By
Authorized Signatory

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[FORM OF REVERSE OF NOTE]

The principal amount of this Note shall be paid on any redemption date, in immediately available funds in London upon surrender of the Note at the office designated herein or pursuant hereto of MUFG Bank, Ltd., as fiscal agent (MUFG Bank, Ltd. or any duly appointed successor fiscal agent acting in such capacity herein referred to as the “Fiscal Agent”), pursuant to an Fiscal Agency Agreement (such agreement, as it may be amended from time to time, the “Agreement”), dated as of November 21, 2018, between Takeda Pharmaceutical Company Limited (the “Company”) and the Fiscal Agent. The office of the Fiscal Agent at which such payment shall be made is located at Ropemaker Place, 25 Ropemaker Street, London EC2Y 9AN or at such other address as the Fiscal Agent shall specify (the “Fiscal Agent’s Office”) by notice to the Holder (as defined in the Agreement). Terms used herein not otherwise defined shall have the meaning ascribed to such term in the Agreement.

Payment of the principal of, and interest (including Additional Amounts, if applicable) on, this Note shall be made by wire transfer in immediately available funds to a bank account in Europe designated by the Holder in a written notice received by the Fiscal Agent (a) in the case of a payment of interest, prior to the Record Date (as defined below) immediately preceding the date on which such payment is due and (b) in the case of payment of principal on any redemption date, no less than 30 days and no more than 60 days prior to such redemption date, provided that in the case of such payment of principal, this Note shall have been surrendered to the Fiscal Agent for payment together with such notice. No interest shall accrue on this Note after redemption; provided, however, that, to the extent permitted by applicable law, interest shall accrue, at the rate at which interest accrues on the principal of this Note, on any amount of principal not paid when due upon surrender of this Note to the Fiscal Agent. “Record Date” means, with respect to an Interest Payment Date, the day falling one clearing system Business Day prior to such Interest Payment Date.

1.        Payments of principal of and interest (including Additional Amounts, if applicable) on this Note shall be made in Euros or in such other coin or currency of the Eurozone as at the time of payment is legal tender for the payment of public and private debts. Until the date on which the Notes shall have been delivered to the Fiscal Agent for cancellation, or become due and payable and a sum sufficient to pay the principal of and interest (including Additional Amounts, if applicable) on all of the Notes shall have been made available for payment and either paid or returned to the Company as provided herein and in the Agreement (such date being referred to herein as the “Termination Date”), the Company will at all times maintain an office or agency in London, where Notes may be presented or surrendered for payment.

2.        This Note is transferable in whole or in part and may be exchanged for a like aggregate principal amount of Notes of other authorized denominations by the Holder in person, or by his attorney duly authorized in writing, at the Fiscal Agent’s Office in London, where the Fiscal Agent shall maintain a register providing for the registration of the Notes and any exchange or transfer thereof (the “Note Register”). Upon surrender of this Note for exchange or registration of transfer, the Company shall execute and the Fiscal Agent shall authenticate and deliver in exchange therefor a Note or Notes, each in a denomination of €100,000 or an integral multiple of €1,000 in excess thereof, which has or have an aggregate denomination equal to the denomination of this Note and is or are registered in such name or names requested by the Holder. Any Note presented for exchange or registration of transfer shall be accompanied by a written instrument of transfer in form and with guarantee of signature and evidence of authority satisfactory to the Fiscal Agent and with payment by the transferor of any stamp or other tax or governmental charge payable in connection with such transfer (or evidence that such tax or charge has been paid) and with such tax identification number or other information for each person in whose name a new Note is to be issued as the Fiscal Agent may request to comply with applicable law. No exchange or registration of transfer of this Note shall be made on or after the date upon which a notice of redemption of this Note is transmitted to the Holder.

Notwithstanding any other provision of this Note or the Agreement to the contrary, this Note, if in global form (a Note in such form being referred to herein as a “Global Note”), shall be exchangeable pursuant

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to this Note and the Agreement only if: (i) Euroclear or Clearstream is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so or (ii) there shall have occurred and be continuing an Event of Default (as defined in the Agreement) with respect to the Notes. Upon the occurrence of any such event, this Note shall be exchangeable for definitive Notes, as provided in the Agreement. In the event and for so long as definitive Notes are not issued to any owner of a beneficial interest in this Global Note after the occurrence of one of the events set forth above, the Company expressly acknowledges, with respect to the right of a Holder to pursue a remedy pursuant to Section 4.7 or Section 4.8 of the Agreement, the right of such owner to pursue such remedy with respect to the portion of this Global Note that represents such owner’s Notes as if such definitive Notes had been issued.

No service charge shall be made for any such exchange or registration of transfer, but the Company may charge the party requesting any such exchange or registration of transfer a sum sufficient to reimburse it for any tax or other governmental charge required to be paid in connection with such exchange or registration.

All Notes issued upon any exchange or registration of transfer of this Note shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits, as this Note.

Except in the circumstances referred to in the second paragraph of this Section 3, the Company and the Fiscal Agent may treat the Holder as the absolute owner of this Note for the purpose of receiving payments of principal of and interest (including, Additional Amounts, as defined in Section 5 of this Note) on this Note and for all other purposes whatsoever, and the Company and the Fiscal Agent shall not be affected by any notice to the contrary.

3.        Except as provided in Sections 5, 6, 7 and 8 of this Note, this Note is not redeemable or subject to payment at the option of the Company prior to ●18.

4.        All payments of principal and interest in respect of this Note shall be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Japan, or any authority thereof or therein having power to tax (“Taxes”), unless such withholding or deduction is required by law or by the authority. In such event, the Company shall pay such additional amounts (“Additional Amounts”) as will result in the receipt by the Holder of such amounts as would have been received by it had no such withholding or deduction been required, except that no such Additional Amounts shall be payable with respect to this Note under any of the following circumstances:

(i)        the Holder or beneficial owner of this Note is an individual non-resident of Japan or a non-Japanese corporation and is liable for such Taxes in respect of this Note by reason of its (A) having some present or former connection with Japan other than the mere holding of this Note or (B) being a person having a special relationship with the Company (a “specially-related person of the Company”) as described in Article 6, paragraph (4) of the Act on Special Measures Concerning Taxation of Japan (Act No. 26 of 1957, as amended) (together with the cabinet order thereunder (Cabinet Order No. 43 of 1957, as amended), the “Act on Special Taxation Measures”);

(ii)       the Holder or beneficial owner of this Note would otherwise be exempt from any such withholding or deduction but fails to comply with any applicable requirement to provide Interest Recipient Information (as defined below) or to submit a Written Application for Tax

[18]	November 21, 2020 for the 2020 Notes; November 21, 2022 for the 2022 Notes; November 21, 2026 for the 2026 Notes; November 21, 2030 for the 2030 Notes.

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Exemption (as defined below) to the relevant Paying Agent to whom this Note is presented (where presentation is required), or whose Interest Recipient Information is not duly communicated through the relevant Participant (as defined below) and the relevant international clearing organization to such Paying Agent;

(iii)      the Holder or beneficial owner of this Note is for Japanese tax purposes treated as an individual resident of Japan or a Japanese corporation (except for (A) a Designated Financial Institution (as defined below) that complies with the requirement to provide Interest Recipient Information or to submit a Written Application for Tax Exemption and (B) an individual resident of Japan or a Japanese corporation that duly notifies (directly, through the Participant or otherwise) the relevant Paying Agent of its status as not being subject to Taxes to be withheld or deducted by the Company by reason of receipt by such individual resident of Japan or Japanese corporation of interest on this Note through a payment handling agent in Japan appointed by it);

(iv)      this Note is presented for payment (where presentation is required) more than 30 days after the day on which such payment on this Note became due or after the full payment was provided for, whichever occurs later, except to the extent the Holder hereof would have been entitled to Additional Amounts on presenting the same for payment on the last day of such period of 30 days;

(v)       the withholding or deduction is imposed on a Holder or beneficial owner that could have avoided such withholding or deduction by presenting this Note (where presentation is required) to another Paying Agent maintained by the Company;

(vi)      the Holder is a fiduciary or partnership or is not the sole beneficial owner of the payment of the principal of, or any interest on, this Note, and Japanese law requires the payment to be included for tax purposes in the income of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner, in each case, who would not have been entitled to such Additional Amounts had it been the Holder of this Note; or

(vii)      any combination of (i) through (vi) above.

For the avoidance of doubt, none of the Company, the Fiscal Agent, any Paying Agent or any other person shall be required to pay any Additional Amounts with respect to any withholding or deduction imposed on or in respect of any Note pursuant to Sections 1471 to 1474 of the Internal Revenue Code of 1986, as amended, commonly referred to as FATCA, any treaty, law, regulation or other official guidance implementing FATCA, or any agreement between the Company, the Fiscal Agent, a Paying Agent or any other person and the United States, any other jurisdiction, or any authority of any of the foregoing implementing FATCA.

Where this Note is held through a participant of an international clearing organization or a financial intermediary (each, a “Participant”), in order to receive payments free of withholding or deduction by the Company for or on account of Taxes, if the relevant beneficial owner of this Note is (a) an individual non-resident of Japan or a non-Japanese corporation (other than a specially-related person of the Company) or (b) a Japanese financial institution (each, a “Designated Financial Institution”) falling under certain categories prescribed by the Act on Special Taxation Measures, all in accordance with the Act on Special Taxation Measures, such beneficial owner of this Note must, at the time of entrusting a Participant with the custody of this Note, provide certain information prescribed by the Act on Special Taxation Measures (“Interest Recipient Information”) to enable the Participant to establish that such beneficial owner is exempted from the requirement for Taxes to be withheld or deducted, and advise the Participant if the beneficial owner of this Note ceases to be so exempted (including the case where a beneficial owner of this Note that is an individual non-resident of Japan or a non-Japanese corporation becomes a specially-related person of the Company).

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Where this Note is not held by a Participant, in order to receive payments free of withholding or deduction by the Company for or on account of Taxes, if the relevant beneficial owner of this Note is (a) an individual non-resident of Japan or a non-Japanese corporation (other than a specially-related person of the Company) or (b) a Designated Financial Institution, all in accordance with the Act on Special Taxation Measures, such beneficial owner must, prior to each time at which it receives interest, submit to the relevant Paying Agent a written application for tax exemption (hikazei tekiyo shinkokusho) (“Written Application for Tax Exemption”) in a form obtainable from the Paying Agent stating, inter alia, the name and address of the beneficial owner, the title of this Note, the relevant Interest Payment Date, the amount of interest and the fact that the beneficial owner is qualified to submit the Written Application for Tax Exemption, together with documentary evidence regarding its identity and residence.

The Company shall make any required withholding or deduction and remit the full amount withheld or deducted to the Japanese taxing authority in accordance with applicable law. The Company shall use reasonable efforts to obtain certified copies of tax receipts evidencing the payment of any tax, duty, assessment, fee or other governmental charge so withheld or deducted from the Japanese taxing authority imposing such tax, duty, assessment, fee or other governmental charge, and if certified copies are not available, the Company shall use reasonable efforts to obtain other evidence satisfactory to the Fiscal Agent, and the Fiscal Agent shall make such certified copies or other evidence available to the Holders or beneficial owners of the Notes upon reasonable request to the Fiscal Agent.

The obligation to pay Additional Amounts with respect to any taxes, duties, assessments and other governmental charges shall not apply to (A) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, duty, assessment, fee or other governmental charge or (B) any tax, duty, assessment, fee or other governmental charge which is payable otherwise than by withholding or deduction from payments of principal or interest on this Note; provided that, except as otherwise set forth in this Note and in the Agreement, the Company will pay all stamp, court or documentary taxes or any excise or property taxes, charges or similar levies and other duties, if any, which may be imposed by Japan, the United States or any political subdivision or any taxing authority thereof or therein, with respect to the Agreement or as a consequence of the initial issuance, execution, delivery, registration or enforcement of the Notes.

References to principal or interest in respect of this Note shall be deemed to include any Additional Amounts due which may be payable as set forth in this Note and the Agreement.

5.        This Note may be redeemed at any time at the option and sole discretion of the Company, in whole or in part, at any time prior to ●19 [(the “Par Call Date”)]20, upon giving not less than 30 nor more than 60 days’ notice of redemption to the Fiscal Agent and the Holders, at a redemption price equal to the greater of (a) 100% of the principal amount of this Note being redeemed or (b) the sum of the present values of the principal and the remaining scheduled payments of interest on this Note being redeemed (exclusive of interest accrued to the Redemption Date (as defined in the Agreement)), that would be due if this Note were [held to the maturity date]21 [redeemed on the Par Call Date]22, discounted to the Redemption Date on an annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Comparable Government Bond Rate (as defined in the Agreement) plus ●23 basis points, plus, in each case, accrued and unpaid interest on the principal amount of this Note being redeemed up to, but excluding, the Redemption Date.

[This Note may be redeemed at any time at the option and sole discretion of the Company, in whole or in part, at any time on or after the Par Call Date, upon giving not less than 30 nor more than 60 days’

[19]	November 21, 2020 for the 2020 Notes; October 21, 2022 for the 2022 Notes; August 21, 2026 for the 2026 Notes; August 21, 2030 for the 2030 Notes.
[20]	For the 2022 Notes, the 2026 Notes and the 2030 Notes.
[21]	For the 2020 Notes.
[22]	For the 2022 Notes, the 2026 Notes and the 2030 Notes.
[23]	15 for the 2020 Notes; 25 for the 2022 Notes; 35 for the 2026 Notes; 40 for the 2030 Notes.

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notice of redemption to the Fiscal Agent and the Holders, at a redemption price equal to 100% of the principal amount of this Note being redeemed plus accrued and unpaid interest on the principal amount of this Note being redeemed to, but excluding, the Redemption Date.]24

The redemption prices for this Note will be calculated on the basis of a 365-day year or a 366-day year, as applicable, and the actual number of days elapsed.

6.        This Note may be redeemed at any time at the option and sole discretion of the Company in whole, but not in part, subject to compliance with applicable regulatory requirements, and upon giving not less than 30 nor more than 60 days’ notice of redemption to the Fiscal Agent and the Holders (which notice shall be irrevocable) at the principal amount of this Note together with interest accrued to the date fixed for redemption and any Additional Amounts hereon, if the Company has been or will be obliged to pay any Additional Amounts as a result of (a) any change in, or amendment to, the laws or regulations of Japan or any political subdivision or any authority thereof or therein having power to tax, or any change in application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after the date of the issuance of this Note or (b) after the completion of any Succession Event, any change in, or amendment to, the laws or regulations of the jurisdiction of the Successor Person or any political subdivision or any authority thereof or therein having power to tax, or any change in application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after the date of such Succession Event, and in either case such obligation cannot be avoided by the Company or the Successor Person through the taking of reasonable measures available to the Company or the Successor Person, as the case may be (an “Additional Amounts Event”). No notice of redemption for an Additional Amounts Event pursuant to this Section 6 shall be given sooner than 90 days prior to the earliest date on which the Company would actually be obliged to pay such Additional Amounts on payments with respect to this Note.

Prior to the publication of any notice of redemption pursuant to this Section 6, the Company shall deliver to the Fiscal Agent (i) a certificate signed by an Authorized Officer stating that the conditions precedent to its right to so redeem have been fulfilled and (ii) an opinion of independent legal advisors of recognized standing confirming that an Additional Amounts Event has occurred. The Fiscal Agent shall accept such opinion as sufficient evidence of the satisfaction of the conditions precedent described above, in which event it shall be conclusive and binding on the Holders.

7.        If (i) the Shire Acquisition (as defined in the Agreement) has not been consummated on or prior to the Long Stop Date (as defined below) or (ii) the Company otherwise publicly announces that the Shire Acquisition will not be consummated, then the Company will be required to redeem all outstanding Notes on the Special Mandatory Redemption Date at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date.

The “Long Stop Date” means May 8, 2019, or such later date as may be agreed upon in accordance with the Co-Operation Agreement, dated May 8, 2018, between Takeda Pharmaceutical Company Limited and Shire plc.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant Record Dates in accordance with the terms of the Notes and this Agreement.

The Company will cause the notice of special mandatory redemption to be transmitted, with a copy to the Fiscal Agent, within five Business Days after the occurrence of the event triggering the special

[24]	Only for the 2022 Notes, the 2026 Notes and the 2030 Notes.

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mandatory redemption to each Holder at its registered address. If funds sufficient to pay the special mandatory redemption price of the outstanding notes to be redeemed on the Special Mandatory Redemption Date (plus accrued and unpaid interest, if any, to, but excluding, such date) are deposited with the Fiscal Agent or a paying agent on or before such Special Mandatory Redemption Date, and certain other conditions are satisfied, on and after such Special Mandatory Redemption Date, the outstanding Notes will cease to bear interest.

Upon the consummation of the Shire Acquisition, the foregoing provisions regarding the special mandatory redemption will cease to apply.

8.        In the case of any redemption of this Note as provided in Section 5, 6 or 7 of this Note, notice of redemption of this Note shall be transmitted to the Holder at its address as it shall then appear in the Note Register. If by reason of any cause, it shall be impracticable to give notice to the Holder in the manner prescribed herein, then such notification in lieu thereof as shall be made by the Company or by the Fiscal Agent on behalf of and at the instruction of the Company shall constitute sufficient provision of such notice, if such notification shall, so far as may be practicable, approximate the terms and conditions of the notice in lieu of which it is given. Neither the failure to give notice nor any defect in any notice of redemption given to the Holder of any other Note shall affect the sufficiency of any notice with respect to this Note. Notice of redemption of this Note having been so given, this Note shall become due and payable on the redemption date so specified and such dates shall be deemed the maturity date of this Note.

9.        The Company shall, on or before each due date of the principal of or interest on this Note, pay to the Fiscal Agent, who shall hold the same in trust for the benefit of the person entitled thereto, a sum sufficient to pay the principal or interest so becoming due until such sum shall be paid to such person or otherwise disposed of as herein provided. Any money held by the Fiscal Agent in trust for the payment of the principal of or interest on this Note and remaining unclaimed for two years after such principal or interest has become due and payable and paid to the Fiscal Agent shall be discharged from such trust, and repaid to the Company, and all liability of the Fiscal Agent with respect to such money shall cease.

10.      If this Note shall at any time become mutilated, destroyed, stolen or lost, then, provided that this Note, or evidence of the destruction, theft or loss hereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required hereunder) shall be delivered to the Fiscal Agent, a replacement Note of like tenor and principal amount shall be authenticated and delivered by the Fiscal Agent, in exchange for this Note, in the case of mutilation, or in lieu of this Note, in the case of destruction, loss or theft, and provided further that, if this Note is destroyed, stolen or lost, (i) neither the Company nor the Fiscal Agent shall have received notice that this Note has been acquired by a bona fide purchaser, and (ii) the Fiscal Agent shall have received (a) satisfactory evidence (as so deemed by the Fiscal Agent in its absolute discretion) that this Note was destroyed, stolen or lost, and (b) an indemnity for the benefit of the Company and the Fiscal Agent satisfactory to each of them. All expenses and charges associated with procuring such indemnity shall be borne by the Holder of this Note.

As provided in the Agreement, every new Note issued in exchange for or in lieu of any mutilated, destroyed, stolen or lost Note shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, stolen or lost Note shall be at any time enforceable by anyone, and shall be entitled to the benefits of the Agreement equally and proportionately with any and all other Notes duly issued thereunder. Any such new Note shall be so dated that neither gain nor loss of interest shall result from such replacement. Upon the issuance of any such new Note, the Company may require the payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Fiscal Agent) connected therewith.

11.      All notices to the Company under this Note shall be in writing and addressed to the Company at Takeda Pharmaceutical Company Limited, 1-1, Nihonbashi-Honcho 2-Chome, Chuo-ku, Tokyo 103-8668, Japan, Fax: +81-3-3278-2198, Attention: Global Treasury & Finance Management, Group

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Finance & Controlling, Global Finance, or to such other address as the Company may notify to the Holder. All notices to the Holder shall be in writing and sent by mail or emailed, in PDF format to the Holder at his or its address as set forth in the Note Register.

12.      This Note is one of the ●25% Senior Notes due ●26 (collectively, the “Notes” and, individually, a “Note”) issued by the Company in accordance with the Agreement, copies of which are on file and available for inspection at the Fiscal Agent’s Office. Under the terms of the Agreement, the Company may remove any Fiscal Agent and appoint a new Fiscal Agent. The Company shall notify, or cause the Fiscal Agent to notify, the Holders of Notes of the appointment of any Fiscal Agent.

The Notes are issuable only as fully registered Notes without coupons in denominations of €100,000 or integral multiples of €1,000 in excess thereof.

13.      Article VIII of the Agreement, which provides for amendments to the Agreement and the Notes, is hereby incorporated mutatis mutandis by reference herein.

14.      Subject to the authentication of this Note by the Fiscal Agent, the Company hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Note, and to constitute the same a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, have been done and performed and have happened in due and strict compliance with all applicable law.

15.      Claims for payment of principal in respect of this Note shall be prescribed upon the expiry of 6 years from any redemption date and claims for payment of interest (if any) in respect of this Note shall be prescribed upon the expiry of 5 years from the due date hereof.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

[25]	0.375% for the 2020 Notes; 1.125% for the 2022 Notes; 2.250% for the 2026 Notes; 3.000% for the 2030 Notes.
[26]	2020 for the 2020 Notes; 2022 for the 2022 Notes; 2026 for the 2026 Notes; 2030 for the 2030 Notes.

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EXHIBIT A-3

FORM OF RULE 144A GLOBAL NOTE

[FORM OF FACE OF NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THE HOLDER HEREOF AGREES FOR THE BENEFIT OF TAKEDA PHARMACEUTICAL COMPANY LIMITED (THE “COMPANY”) THAT THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY, (2) TO A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)) OR A PERSON WHO THE SELLER AND ANY PERSON ACTING ON ITS BEHALF REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER IN ACCORDANCE WITH RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, PROVIDED THAT, AS A CONDITION TO THE REGISTRATION OF THE TRANSFER THEREOF, THE COMPANY OR THE FISCAL AGENT MAY REQUIRE THE DELIVERY OF ANY DOCUMENTS, INCLUDING AN OPINION OF COUNSEL, THAT IT, IN ITS SOLE DISCRETION, MAY DEEM NECESSARY OR APPROPRIATE TO EVIDENCE COMPLIANCE WITH SUCH EXEMPTION, OR (5) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND OTHER JURISDICTIONS. THE HOLDER HEREOF, BY, PURCHASING OR ACCEPTING THIS NOTE, REPRESENTS AND AGREES FOR THE BENEFIT OF THE COMPANY THAT IT WILL NOTIFY ANY PURCHASER OF THIS NOTE FROM THE HOLDER OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.

TRANSFERS AND EXCHANGES OF THIS NOTE, IN WHOLE OR IN PART, AND OF BENEFICIAL INTERESTS IN THIS NOTE ARE SUBJECT TO RESTRICTIONS AS PROVIDED IN THE FISCAL AGENCY AGREEMENT, A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE OFFICE OF THE FISCAL AGENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF MUFG NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO MUFG NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, MUFG NOMINEES (UK) LIMITED, HAS AN INTEREST HEREIN.

INTEREST PAYMENTS ON THIS NOTE GENERALLY WILL BE SUBJECT TO JAPANESE WITHHOLDING TAX UNLESS IT IS ESTABLISHED THAT THIS NOTE IS HELD BY OR FOR THE ACCOUNT OF A BENEFICIAL OWNER THAT IS (I) FOR JAPANESE TAX PURPOSES, NEITHER AN INDIVIDUAL RESIDENT OF JAPAN OR A JAPANESE CORPORATION, NOR AN INDIVIDUAL NON-RESIDENT OF JAPAN OR A NON-JAPANESE CORPORATION THAT IN EITHER CASE IS A PERSON HAVING A SPECIAL RELATIONSHIP WITH THE COMPANY AS DESCRIBED IN

A-3-1

ARTICLE 6, PARAGRAPH (4) OF THE ACT ON SPECIAL MEASURES CONCERNING TAXATION OF JAPAN (ACT NO. 26 OF 1957, AS AMENDED) (THE “ACT ON SPECIAL TAXATION MEASURES”) (A “SPECIALLY-RELATED PERSON OF THE COMPANY”), (II) A JAPANESE FINANCIAL INSTITUTION OR A JAPANESE FINANCIAL INSTRUMENTS BUSINESS OPERATOR DESIGNATED IN ARTICLE 3-2-2, PARAGRAPH (28) OF THE CABINET ORDER (CABINET ORDER NO. 43 OF 1957, AS AMENDED) RELATING TO THE ACT ON SPECIAL TAXATION MEASURES WHICH COMPLIES WITH THE REQUIREMENT FOR TAX EXEMPTION UNDER ARTICLE 6, PARAGRAPH (9) OF THE ACT ON SPECIAL TAXATION MEASURES OR (III) A PUBLIC CORPORATION, A FINANCIAL INSTITUTION OR A FINANCIAL INSTRUMENTS BUSINESS OPERATOR, ETC. DESCRIBED IN ARTICLE 3-3, PARAGRAPH (6) OF THE ACT ON SPECIAL TAXATION MEASURES WHICH HAS RECEIVED SUCH PAYMENTS THROUGH A PAYMENT HANDLING AGENT IN JAPAN AS DESCRIBED IN PARAGRAPH (1) OF SAID ARTICLE AND COMPLIES WITH THE REQUIREMENT FOR TAX EXEMPTION UNDER THAT PARAGRAPH.

INTEREST PAYMENTS ON THIS NOTE TO AN INDIVIDUAL RESIDENT OF JAPAN, TO A JAPANESE CORPORATION NOT DESCRIBED IN THE PRECEDING PARAGRAPH, OR TO AN INDIVIDUAL NON-RESIDENT OF JAPAN OR A NON-JAPANESE CORPORATION THAT IN EITHER CASE IS A SPECIALLY-RELATED PERSON OF THE COMPANY WILL BE SUBJECT TO JAPANESE INCOME TAX AT THE TIME OF SUCH INTEREST PAYMENTS.

A-3-2

TAKEDA PHARMACEUTICAL COMPANY LIMITED

[Senior Floating Rate Notes due 2020]

[Senior Floating Rate Notes due 2022]

No. 144A-1	Principal Amount €●

ISIN ●27

Common Code ●28

Takeda Pharmaceutical Company Limited (the “Company”), for value received, hereby promises to pay to MUFG Nominees (UK) Limited, or registered assigns, the principal amount set forth above on ●29. The Company will make interest payments on the Notes on each February 21, May 21, August 21 and November 21 of each year, with the first interest payment being made on February 21, 2019. The Company will make interest payments to the person in whose name the Notes are registered at the close of business on the day falling one clearing system business day prior to the respective interest payment date.

The per annum interest rate on the Notes in effect for each day of a Floating Rate Interest Period (as defined below) will be equal to the Applicable EURIBOR Rate plus ●30 basis points (the “Floating Interest Rate”), provided, however, that in no event shall the interest rate be less than zero. The Floating Interest Rate for each Floating Rate Interest Period will be set on February 21, May 21, August 21 and November 21 of each year, and will be set for the initial Floating Rate Interest Period on November 21, 2018 (each such date, a “Floating Rate Interest Reset Date”) until the principal on the Notes is paid or made available for payment (the “Floating Rate Principal Payment Date”). If any Floating Rate Interest Reset Date (other than the initial Floating Rate Interest Reset Date occurring on February 21, 2019) and Floating Rate Interest Payment Date would otherwise be a day that is not a EURIBOR Business Day, such Floating Rate Interest Reset Date and Floating Rate Interest Payment Date shall be the next succeeding EURIBOR Business Day, unless the next succeeding EURIBOR Business Day is in the next succeeding calendar month, in which case such Floating Rate Interest Reset Date and Floating Rate Interest Payment Date shall be the immediately preceding EURIBOR Business Day.

“EURIBOR Business Day” means any day that is not a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banking institutions are authorized or required by law, regulation or executive order to be closed in London, and is a day on which the TARGET2 System, or any successor thereto, operates.

“Floating Rate Interest Period” shall mean the period from and including a Floating Rate Interest Reset Date to but excluding the next succeeding Floating Rate Interest Reset Date and, in the case of the last such period, from and including the Floating Rate Interest Reset Date immediately preceding the maturity date or Floating Rate Principal Payment Date, as the case may be, to but not including such maturity date or Floating Rate Principal Payment Date, as the case may be. If the Floating Rate Principal Payment Date or maturity date is not a EURIBOR Business Day, then the principal amount of the Notes plus accrued and unpaid interest thereon shall be paid on the next succeeding EURIBOR Business Day and no interest shall accrue for the maturity date, Floating Rate Principal Payment Date or any day thereafter.

[27]	XS1843450054 for the 2020 Floating Rate Notes; XS1843449478 for the 2022 Floating Rate Notes.
[28]	184345005 for the 2020 Floating Rate Notes; 184344947 for the 2022 Floating Rate Notes.
[29]	November 21, 2020 for the 2020 Floating Rate Notes; November 21, 2022 for the 2022 Floating Rate Notes.
[30]	0.55% for the 2020 Floating Rate Notes; 1.10% for the 2022 Floating Rate Notes.

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The “Applicable EURIBOR Rate” shall mean the rate determined in accordance with the following provisions:

(1) Two prior TARGET days on which dealings in deposits in euros are transacted in the euro-zone interbank market preceding each Floating Rate Interest Reset Date (each such date, an “Interest Determination Date”), MUFG Bank, Ltd. (the “Calculation Agent”), as agent for the Company, will determine the Applicable EURIBOR Rate which shall be the rate for deposits in euro having a maturity of three months commencing on the first day of the applicable interest period that appears on the Reuters Screen EURIBOR01 Page as of 11:00 a.m., Brussels time, on such Interest Determination Date. “Reuters Screen EURIBOR01 Page” means the display designated on page “EURIBOR01” on Reuters (or such other page as may replace the EURIBOR01 page on that service or any successor service for the purpose of displaying euro-zone interbank offered rates for euro-denominated deposits of major banks). If the Applicable EURIBOR Rate on such Interest Determination Date does not appear on the Reuters Screen EURIBOR01 Page, the Applicable EURIBOR Rate will be determined as described in (2) below.

(2) With respect to an Interest Determination Date for which the Applicable EURIBOR Rate does not appear on the Reuters Screen EURIBOR01 Page as specified in (1) above, the Applicable EURIBOR Rate will be determined on the basis of the rates at which deposits in euro are offered by four major banks in the euro-zone interbank market selected by the Company (the “Reference Banks”) at approximately 11:00 a.m., Brussels time, on such Interest Determination Date to prime banks in the euro-zone interbank market having a maturity of three months, and in a principal amount equal to an amount of not less than €1,000,000 that is representative for a single transaction in such market at such time. The Company will request the principal euro-zone office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the Applicable EURIBOR Rate on such Interest Determination Date will be the arithmetic mean (rounded upwards) of such quotations. If fewer than two quotations are provided, the Applicable EURIBOR Rate on such Interest Determination Date will be the arithmetic mean (rounded upwards) of the rates quoted by three major banks in the euro-zone selected by the Company at approximately 11:00 a.m., Brussels time, on such Interest Determination Date for loans in euro to leading European banks, having a maturity of three months, and in a principal amount equal to an amount of not less than €1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks so selected as aforesaid by the Company are not quoting as mentioned in this sentence, the relevant Floating Interest Rate for the Floating Rate Interest Period commencing on the Floating Rate Interest Reset Date following such Interest Determination Date will be the Floating Interest Rate in effect on such Interest Determination Date (i.e., the same as the rate determined for the immediately preceding Floating Rate Interest Reset Date).

(3) If the Applicable EURIBOR Rate for the relevant Floating Rate Interest Period has ceased to be published on the Reuters Screen EURIBOR01 Page as a result of the Applicable EURIBOR Rate ceasing to be calculated or administered and a suitable substitute reference rate is available which either is officially announced as successor to the Applicable EURIBOR Rate or, failing that, in our opinion after consultation with an independent financial adviser appointed by the Company, comes as close as possible to the composition of the existing Applicable EURIBOR Rate and is not prejudicial to the holders of the floating rate notes, the existing Applicable EURIBOR Rate will be replaced for the remaining term to maturity of the Notes by this substitute reference rate and such substitute reference rate shall be the Applicable EURIBOR Rate in relation to the Notes for all future Floating Rate Interest Periods. A precondition for this is that, in accordance with Article 29(1) of the Regulation (EU) 2016/1011

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of the European Parliament and of the Council of 8 June 2016 on indices used as benchmarks in financial instruments and financial contracts or to measure the performance of investment funds (the “Benchmark Regulation”), the substitute reference rate (x) will be provided by an administrator located in the European Union and which will be included in the register as referred to in Article 36 of the Benchmark Regulation or (y) will be provided by an administrator located in a third country for use in the European Union and the substitute reference rate as well as the administrator will be included in the register as referred to in Article 36 of the Benchmark Regulation. If no suitable substitute reference rate is officially announced as successor to the Applicable EURIBOR Rate or if the Company is unable or unwilling to determine the substitute reference rate prior to the Interest Determination Date relating to the next succeeding Floating Rate Interest Period in accordance with this paragraph, the Applicable EURIBOR Rate applicable to such Floating Rate Interest Period shall be equal to the offered quotation on the Reuters Screen EURIBOR01 Page, as described above, on the last day preceding the Interest Determination Date on which such offered quotation was displayed, all as determined by the Calculation Agent.

The amount of interest to be paid on the Notes for any Floating Rate Interest Period will be calculated on the basis of the actual number of days in the relevant Floating Rate Interest Period divided by 360 (known as the “Actual/360” day count).

The Floating Interest Rate and amount of interest to be paid on the Notes for each Floating Rate Interest Period will be determined by the Calculation Agent, rounding the amount of interest to the nearest sub-unit, half of any such sub-unit being rounded upwards. Interest will be calculated per €1,000 in principal amount of the Notes. The Calculation Agent will, upon the request of any holder of the Notes, provide the interest rate at the time of the last interest payment date with respect to the Notes. All calculations made by the Calculation Agent shall in the absence of manifest error be conclusive for all purposes and binding on the Company and the holders of the Notes. So long as the Applicable EURIBOR Rate is required to be determined with respect to the Notes, there will at all times be a Calculation Agent. In the event that any then acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail duly to establish the Applicable EURIBOR Rate for any Interest Period, or that the Company proposes to remove such Calculation Agent, the Company shall appoint itself or another person which is a bank, trust company, investment banking firm or other financial institution to act as the Calculation Agent.

This Note will be the Company’s direct, unsecured and unsubordinated general obligation and will have the same rank in liquidation as all of the Company’s other unsecured and unsubordinated debt.

“Business Day” means both a day on which the TARGET2 System is open, and a day other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banking institutions are authorized or required by law, regulation or executive order to be closed in London or Tokyo.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, and such provisions shall for all purposes have the same effect as though fully set forth in this place.

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This Note shall not be valid or obligatory for any purpose until it shall have been manually signed by the Fiscal Agent for authentication.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

TAKEDA PHARMACEUTICAL COMPANY LIMITED

By
	Name:	[name]
	Title:	[title]

This is one of the Notes referred to

in the within-mentioned Fiscal Agency Agreement:

Dated:                          , 20

MUFG BANK, LTD., as Fiscal Agent

By
Authorized Signatory

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[FORM OF REVERSE OF NOTE]

The principal amount of this Note shall be paid on any redemption date, in immediately available funds in London upon surrender of the Note at the office designated herein or pursuant hereto of MUFG Bank, Ltd., as fiscal agent (MUFG Bank, Ltd. or any duly appointed successor fiscal agent acting in such capacity herein referred to as the “Fiscal Agent”), pursuant to an Fiscal Agency Agreement (such agreement, as it may be amended from time to time, the “Agreement”), dated as of November 21, 2018, between Takeda Pharmaceutical Company Limited (the “Company”) and the Fiscal Agent. The office of the Fiscal Agent at which such payment shall be made is located at Ropemaker Place, 25 Ropemaker Street, London EC2Y 9AN or at such other address as the Fiscal Agent shall specify (the “Fiscal Agent’s Office”) by notice to the Holder (as defined in the Agreement). Terms used herein not otherwise defined shall have the meaning ascribed to such term in the Agreement.

Payment of the principal of, and interest (including Additional Amounts, if applicable) on, this Note shall be made by wire transfer in immediately available funds to a bank account in Europe designated by the Holder in a written notice received by the Fiscal Agent (a) in the case of a payment of interest, prior to the Record Date (as defined below) immediately preceding the date on which such payment is due and (b) in the case of payment of principal on any redemption date, no less than 30 days and no more than 60 days prior to such redemption date, provided that in the case of such payment of principal, this Note shall have been surrendered to the Fiscal Agent for payment together with such notice. No interest shall accrue on this Note after redemption; provided, however, that, to the extent permitted by applicable law, interest shall accrue, at the rate at which interest accrues on the principal of this Note, on any amount of principal not paid when due upon surrender of this Note to the Fiscal Agent.

1.        Payments of principal of and interest (including Additional Amounts, if applicable) on this Note shall be made in Euros or in such other coin or currency of the Eurozone as at the time of payment is legal tender for the payment of public and private debts. Until the date on which the Notes shall have been delivered to the Fiscal Agent for cancellation, or become due and payable and a sum sufficient to pay the principal of and interest (including Additional Amounts, if applicable) on all of the Notes shall have been made available for payment and either paid or returned to the Company as provided herein and in the Agreement (such date being referred to herein as the “Termination Date”), the Company will at all times maintain an office or agency in London, where Notes may be presented or surrendered for payment.

2.        This Note is transferable in whole or in part and may be exchanged for a like aggregate principal amount of Notes of other authorized denominations by the Holder in person, or by his attorney duly authorized in writing, at the Fiscal Agent’s Office in London, where the Fiscal Agent shall maintain a register providing for the registration of the Notes and any exchange or transfer thereof (the “Note Register”). Upon surrender of this Note for exchange or registration of transfer, the Company shall execute and the Fiscal Agent shall authenticate and deliver in exchange therefor a Note or Notes, each in a denomination of €100,000 or an integral multiple of €1,000 in excess thereof, which has or have an aggregate denomination equal to the denomination of this Note and is or are registered in such name or names requested by the Holder. Any Note presented for exchange or registration of transfer shall be accompanied by a written instrument of transfer in form and with guarantee of signature and evidence of authority satisfactory to the Fiscal Agent and with payment by the transferor of any stamp or other tax or governmental charge payable in connection with such transfer (or evidence that such tax or charge has been paid) and with such tax identification number or other information for each person in whose name a new Note is to be issued as the Fiscal Agent may request to comply with applicable law. No exchange or registration of transfer of this Note shall be made on or after the date upon which a notice of redemption of this Note is transmitted to the Holder.

Notwithstanding any other provision of this Note or the Agreement to the contrary, this Note, if in global form (a Note in such form being referred to herein as a “Global Note”), shall be exchangeable pursuant to this Note and the Agreement only if: (i) Euroclear or Clearstream is closed for business for a continuous

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period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so or (ii) there shall have occurred and be continuing an Event of Default (as defined in the Agreement) with respect to the Notes. Upon the occurrence of any such event, this Note shall be exchangeable for definitive Notes, as provided in the Agreement. In the event and for so long as definitive Notes are not issued to any owner of a beneficial interest in this Global Note after the occurrence of one of the events set forth above, the Company expressly acknowledges, with respect to the right of a Holder to pursue a remedy pursuant to Section 4.7 or Section 4.8 of the Agreement, the right of such owner to pursue such remedy with respect to the portion of this Global Note that represents such owner’s Notes as if such definitive Notes had been issued.

No service charge shall be made for any such exchange or registration of transfer, but the Company may charge the party requesting any such exchange or registration of transfer a sum sufficient to reimburse it for any tax or other governmental charge required to be paid in connection with such exchange or registration.

All Notes issued upon any exchange or registration of transfer of this Note shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits, as this Note.

Except in the circumstances referred to in the second paragraph of this Section 3, the Company and the Fiscal Agent may treat the Holder as the absolute owner of this Note for the purpose of receiving payments of principal of and interest (including, Additional Amounts, as defined in Section 5 of this Note) on this Note and for all other purposes whatsoever, and the Company and the Fiscal Agent shall not be affected by any notice to the contrary.

3.        Except as provided in Sections 5, 6 and 7 of this Note, this Note is not redeemable or subject to payment at the option of the Company prior to ●31.

4.        All payments of principal and interest in respect of this Note shall be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Japan, or any authority thereof or therein having power to tax (“Taxes”), unless such withholding or deduction is required by law or by the authority. In such event, the Company shall pay such additional amounts (“Additional Amounts”) as will result in the receipt by the Holder of such amounts as would have been received by it had no such withholding or deduction been required, except that no such Additional Amounts shall be payable with respect to this Note under any of the following circumstances:

(i)        the Holder or beneficial owner of this Note is an individual non-resident of Japan or a non-Japanese corporation and is liable for such Taxes in respect of this Note by reason of its (A) having some present or former connection with Japan other than the mere holding of this Note or (B) being a person having a special relationship with the Company (a “specially-related person of the Company”) as described in Article 6, paragraph (4) of the Act on Special Measures Concerning Taxation of Japan (Act No. 26 of 1957, as amended) (together with the cabinet order thereunder (Cabinet Order No. 43 of 1957, as amended), the “Act on Special Taxation Measures”);

(ii)       the Holder or beneficial owner of this Note would otherwise be exempt from any such withholding or deduction but fails to comply with any applicable requirement to provide Interest Recipient Information (as defined below) or to submit a Written Application for Tax Exemption (as defined below) to the relevant Paying Agent to whom this Note is presented (where presentation is required), or whose Interest Recipient Information is not duly

[31]	November 21, 2020 for the 2020 Floating Rate Notes; November 21, 2022 for the 2022 Floating Rate Notes.

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communicated through the relevant Participant (as defined below) and the relevant international clearing organization to such Paying Agent;

(iii)      the Holder or beneficial owner of this Note is for Japanese tax purposes treated as an individual resident of Japan or a Japanese corporation (except for (A) a Designated Financial Institution (as defined below) that complies with the requirement to provide Interest Recipient Information or to submit a Written Application for Tax Exemption and (B) an individual resident of Japan or a Japanese corporation that duly notifies (directly, through the Participant or otherwise) the relevant Paying Agent of its status as not being subject to Taxes to be withheld or deducted by the Company by reason of receipt by such individual resident of Japan or Japanese corporation of interest on this Note through a payment handling agent in Japan appointed by it);

(iv)      this Note is presented for payment (where presentation is required) more than 30 days after the day on which such payment on this Note became due or after the full payment was provided for, whichever occurs later, except to the extent the Holder hereof would have been entitled to Additional Amounts on presenting the same for payment on the last day of such period of 30 days;

(v)       the withholding or deduction is imposed on a Holder or beneficial owner that could have avoided such withholding or deduction by presenting this Note (where presentation is required) to another Paying Agent maintained by the Company;

(vi)      the Holder is a fiduciary or partnership or is not the sole beneficial owner of the payment of the principal of, or any interest on, this Note, and Japanese law requires the payment to be included for tax purposes in the income of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner, in each case, who would not have been entitled to such Additional Amounts had it been the Holder of this Note; or

(vii)    any combination of (i) through (vi) above.

For the avoidance of doubt, none of the Company, the Fiscal Agent, any Paying Agent or any other person shall be required to pay any Additional Amounts with respect to any withholding or deduction imposed on or in respect of any Note pursuant to Sections 1471 to 1474 of the Internal Revenue Code of 1986, as amended, commonly referred to as FATCA, any treaty, law, regulation or other official guidance implementing FATCA, or any agreement between the Company, the Fiscal Agent, a Paying Agent or any other person and the United States, any other jurisdiction, or any authority of any of the foregoing implementing FATCA.

Where this Note is held through a participant of an international clearing organization or a financial intermediary (each, a “Participant”), in order to receive payments free of withholding or deduction by the Company for or on account of Taxes, if the relevant beneficial owner of this Note is (a) an individual non-resident of Japan or a non-Japanese corporation (other than a specially-related person of the Company) or (b) a Japanese financial institution (each, a “Designated Financial Institution”) falling under certain categories prescribed by the Act on Special Taxation Measures, all in accordance with the Act on Special Taxation Measures, such beneficial owner of this Note must, at the time of entrusting a Participant with the custody of this Note, provide certain information prescribed by the Act on Special Taxation Measures (“Interest Recipient Information”) to enable the Participant to establish that such beneficial owner is exempted from the requirement for Taxes to be withheld or deducted, and advise the Participant if the beneficial owner of this Note ceases to be so exempted (including the case where a beneficial owner of this Note that is an individual non-resident of Japan or a non-Japanese corporation becomes a specially-related person of the Company).

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Where this Note is not held by a Participant, in order to receive payments free of withholding or deduction by the Company for or on account of Taxes, if the relevant beneficial owner of this Note is (a) an individual non-resident of Japan or a non-Japanese corporation (other than a specially-related person of the Company) or (b) a Designated Financial Institution, all in accordance with the Act on Special Taxation Measures, such beneficial owner must, prior to each time at which it receives interest, submit to the relevant Paying Agent a written application for tax exemption (hikazei tekiyo shinkokusho) (“Written Application for Tax Exemption”) in a form obtainable from the Paying Agent stating, inter alia, the name and address of the beneficial owner, the title of this Note, the relevant Interest Payment Date, the amount of interest and the fact that the beneficial owner is qualified to submit the Written Application for Tax Exemption, together with documentary evidence regarding its identity and residence.

The Company shall make any required withholding or deduction and remit the full amount withheld or deducted to the Japanese taxing authority in accordance with applicable law. The Company shall use reasonable efforts to obtain certified copies of tax receipts evidencing the payment of any tax, duty, assessment, fee or other governmental charge so withheld or deducted from the Japanese taxing authority imposing such tax, duty, assessment, fee or other governmental charge, and if certified copies are not available, the Company shall use reasonable efforts to obtain other evidence satisfactory to the Fiscal Agent, and the Fiscal Agent shall make such certified copies or other evidence available to the Holders or beneficial owners of the Notes upon reasonable request to the Fiscal Agent.

The obligation to pay Additional Amounts with respect to any taxes, duties, assessments and other governmental charges shall not apply to (A) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, duty, assessment, fee or other governmental charge or (B) any tax, duty, assessment, fee or other governmental charge which is payable otherwise than by withholding or deduction from payments of principal or interest on this Note; provided that, except as otherwise set forth in this Note and in the Agreement, the Company will pay all stamp, court or documentary taxes or any excise or property taxes, charges or similar levies and other duties, if any, which may be imposed by Japan, the United States or any political subdivision or any taxing authority thereof or therein, with respect to the Agreement or as a consequence of the initial issuance, execution, delivery, registration or enforcement of the Notes.

References to principal or interest in respect of this Note shall be deemed to include any Additional Amounts due which may be payable as set forth in this Note and the Agreement.

5.        This Note may be redeemed at any time at the option and sole discretion of the Company in whole, but not in part, subject to compliance with applicable regulatory requirements, and upon giving not less than 30 nor more than 60 days’ notice of redemption to the Fiscal Agent and the Holders (which notice shall be irrevocable) at the principal amount of this Note together with interest accrued to the date fixed for redemption and any Additional Amounts hereon, if the Company has been or will be obliged to pay any Additional Amounts as a result of (a) any change in, or amendment to, the laws or regulations of Japan or any political subdivision or any authority thereof or therein having power to tax, or any change in application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after the date of the issuance of this Note or (b) after the completion of any Succession Event, any change in, or amendment to, the laws or regulations of the jurisdiction of the Successor Person or any political subdivision or any authority thereof or therein having power to tax, or any change in application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after the date of such Succession Event, and in either case such obligation cannot be avoided by the Company or the Successor Person through the taking of reasonable measures available to the Company or the Successor Person, as the case may be (an “Additional Amounts Event”). No notice of redemption for an Additional Amounts Event pursuant to this Section 5 shall be given sooner than 90 days prior to the earliest date on which the Company would actually be obliged to pay such Additional Amounts on payments with respect to this Note.

Prior to the publication of any notice of redemption pursuant to this Section 5, the Company shall deliver to the Fiscal Agent (i) a certificate signed by an Authorized Officer stating that the conditions

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precedent to its right to so redeem have been fulfilled and (ii) an opinion of independent legal advisors of recognized standing confirming that an Additional Amounts Event has occurred. The Fiscal Agent shall accept such opinion as sufficient evidence of the satisfaction of the conditions precedent described above, in which event it shall be conclusive and binding on the Holders.

6.        If (i) the Shire Acquisition (as defined in the Agreement) has not been consummated on or prior to the Long Stop Date (as defined below) or (ii) the Company otherwise publicly announces that the Shire Acquisition will not be consummated, then the Company will be required to redeem all outstanding Notes on the Special Mandatory Redemption Date at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date.

The “Long Stop Date” means May 8, 2019, or such later date as may be agreed upon in accordance with the Co-Operation Agreement, dated May 8, 2018, between Takeda Pharmaceutical Company Limited and Shire plc.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant Record Dates in accordance with the terms of the Notes and this Agreement.

The Company will cause the notice of special mandatory redemption to be transmitted, with a copy to the Fiscal Agent, within five Business Days after the occurrence of the event triggering the special mandatory redemption to each Holder at its registered address. If funds sufficient to pay the special mandatory redemption price of the outstanding notes to be redeemed on the Special Mandatory Redemption Date (plus accrued and unpaid interest, if any, to, but excluding, such date) are deposited with the Fiscal Agent or a paying agent on or before such Special Mandatory Redemption Date, and certain other conditions are satisfied, on and after such Special Mandatory Redemption Date, the outstanding Notes will cease to bear interest.

Upon the consummation of the Shire Acquisition, the foregoing provisions regarding the special mandatory redemption will cease to apply.

7.        In the case of any redemption of this Note as provided in Section 5 or 6 of this Note, notice of redemption of this Note shall be transmitted to the Holder at its address as it shall then appear in the Note Register. If by reason of any cause, it shall be impracticable to give notice to the Holder in the manner prescribed herein, then such notification in lieu thereof as shall be made by the Company or by the Fiscal Agent on behalf of and at the instruction of the Company shall constitute sufficient provision of such notice, if such notification shall, so far as may be practicable, approximate the terms and conditions of the notice in lieu of which it is given. Neither the failure to give notice nor any defect in any notice of redemption given to the Holder of any other Note shall affect the sufficiency of any notice with respect to this Note. Notice of redemption of this Note having been so given, this Note shall become due and payable on the redemption date so specified and such dates shall be deemed the maturity date of this Note.

8.        The Company shall, on or before each due date of the principal of or interest on this Note, pay to the Fiscal Agent, who shall hold the same in trust for the benefit of the person entitled thereto, a sum sufficient to pay the principal or interest so becoming due until such sum shall be paid to such person or otherwise disposed of as herein provided. Any money held by the Fiscal Agent in trust for the payment of the principal of or interest on this Note and remaining unclaimed for two years after such principal or interest has become due and payable and paid to the Fiscal Agent shall be discharged from such trust, and repaid to the Company, and all liability of the Fiscal Agent with respect to such money shall cease.

9.        If this Note shall at any time become mutilated, destroyed, stolen or lost, then, provided that this Note, or evidence of the destruction, theft or loss hereof (together with the indemnity hereinafter referred

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to and such other documents or proof as may be required hereunder) shall be delivered to the Fiscal Agent, a replacement Note of like tenor and principal amount shall be authenticated and delivered by the Fiscal Agent, in exchange for this Note, in the case of mutilation, or in lieu of this Note, in the case of destruction, loss or theft, and provided further that, if this Note is destroyed, stolen or lost, (i) neither the Company nor the Fiscal Agent shall have received notice that this Note has been acquired by a bona fide purchaser, and (ii) the Fiscal Agent shall have received (a) satisfactory evidence (as so deemed by the Fiscal Agent in its absolute discretion) that this Note was destroyed, stolen or lost, and (b) an indemnity for the benefit of the Company and the Fiscal Agent satisfactory to each of them. All expenses and charges associated with procuring such indemnity shall be borne by the Holder of this Note.

As provided in the Agreement, every new Note issued in exchange for or in lieu of any mutilated, destroyed, stolen or lost Note shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, stolen or lost Note shall be at any time enforceable by anyone, and shall be entitled to the benefits of the Agreement equally and proportionately with any and all other Notes duly issued thereunder. Any such new Note shall be so dated that neither gain nor loss of interest shall result from such replacement. Upon the issuance of any such new Note, the Company may require the payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Fiscal Agent) connected therewith.

10.      All notices to the Company under this Note shall be in writing and addressed to the Company at Takeda Pharmaceutical Company Limited, 1-1, Nihonbashi-Honcho 2-Chome, Chuo-ku, Tokyo 103-8668, Japan, Fax: +81-3-3278-2198, Attention: Global Treasury & Finance Management, Group Finance & Controlling, Global Finance, or to such other address as the Company may notify to the Holder. All notices to the Holder shall be in writing and sent by mail or emailed, in PDF format to the Holder at his or its address as set forth in the Note Register.

11.      This Note is one of the Senior Floating Rate Notes due ●32 (collectively, the “Notes” and, individually, a “Note”) issued by the Company in accordance with the Agreement, copies of which are on file and available for inspection at the Fiscal Agent’s Office. Under the terms of the Agreement, the Company may remove any Fiscal Agent and appoint a new Fiscal Agent. The Company shall notify, or cause the Fiscal Agent to notify, the Holders of Notes of the appointment of any Fiscal Agent.

The Notes are issuable only as fully registered Notes without coupons in denominations of €100,000 or integral multiples of €1,000 in excess thereof.

12.      Article VIII of the Agreement, which provides for amendments to the Agreement and the Notes, is hereby incorporated mutatis mutandis by reference herein.

13.      Subject to the authentication of this Note by the Fiscal Agent, the Company hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Note, and to constitute the same a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, have been done and performed and have happened in due and strict compliance with all applicable law.

14.      Claims for payment of principal in respect of this Note shall be prescribed upon the expiry of 6 years from any redemption date and claims for payment of interest (if any) in respect of this Note shall be prescribed upon the expiry of 5 years from the due date hereof.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

[32]	2020 for the 2020 Floating Rate Notes; 2022 for the 2022 Floating Rate Notes.

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EXHIBIT A-4

FORM OF REGULATION S GLOBAL NOTE

[FORM OF FACE OF NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY JURISDICTION AND MAY NOT BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. TAKEDA PHARMACEUTICAL COMPANY LIMITED (THE “COMPANY”) HAS AGREED THAT THIS LEGEND SHALL BE DEEMED TO HAVE BEEN REMOVED ON THE 41ST DAY FOLLOWING THE LATER OF THE COMMENCEMENT OF THE OFFERING OF THE NOTES AND THE FINAL DELIVERY DATE WITH RESPECT THERETO.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK SA/NV, AS OPERATOR OF THE EUROCLEAR SYSTEM (“EUROCLEAR”) AND CLEARSTREAM BANKING S.A. (“CLEARSTREAM” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF MUFG NOMINEES (UK) LIMITED OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO MUFG NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR/CLEARSTREAM), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, MUFG NOMINEES (UK) LIMITED, HAS AN INTEREST HEREIN.

INTEREST PAYMENTS ON THIS NOTE GENERALLY WILL BE SUBJECT TO JAPANESE WITHHOLDING TAX UNLESS IT IS ESTABLISHED THAT THIS NOTE IS HELD BY OR FOR THE ACCOUNT OF A BENEFICIAL OWNER THAT IS (I) FOR JAPANESE TAX PURPOSES, NEITHER AN INDIVIDUAL RESIDENT OF JAPAN OR A JAPANESE CORPORATION, NOR AN INDIVIDUAL NON-RESIDENT OF JAPAN OR A NON-JAPANESE CORPORATION THAT IN EITHER CASE IS A PERSON HAVING A SPECIAL RELATIONSHIP WITH THE COMPANY AS DESCRIBED IN ARTICLE 6, PARAGRAPH (4) OF THE ACT ON SPECIAL MEASURES CONCERNING TAXATION OF JAPAN (ACT NO. 26 OF 1957, AS AMENDED) (THE “ACT ON SPECIAL TAXATION MEASURES”) (A “SPECIALLY-RELATED PERSON OF THE COMPANY”), (II) A JAPANESE FINANCIAL INSTITUTION OR A JAPANESE FINANCIAL INSTRUMENTS BUSINESS OPERATOR DESIGNATED IN ARTICLE 3-2-2, PARAGRAPH (28) OF THE CABINET ORDER (CABINET ORDER NO. 43 OF 1957, AS AMENDED) RELATING TO THE ACT ON SPECIAL TAXATION MEASURES WHICH COMPLIES WITH THE REQUIREMENT FOR TAX EXEMPTION UNDER ARTICLE 6, PARAGRAPH (9) OF THE ACT ON SPECIAL TAXATION MEASURES OR (III) A PUBLIC CORPORATION, A FINANCIAL INSTITUTION OR A FINANCIAL INSTRUMENTS BUSINESS OPERATOR, ETC. DESCRIBED IN ARTICLE 3-3, PARAGRAPH (6) OF THE ACT ON SPECIAL TAXATION MEASURES WHICH HAS RECEIVED SUCH PAYMENTS THROUGH A PAYMENT HANDLING AGENT IN JAPAN AS DESCRIBED IN PARAGRAPH (1) OF SAID ARTICLE AND COMPLIES WITH THE REQUIREMENT FOR TAX EXEMPTION UNDER THAT PARAGRAPH.

INTEREST PAYMENTS ON THIS NOTE TO AN INDIVIDUAL RESIDENT OF JAPAN, TO A JAPANESE CORPORATION NOT DESCRIBED IN THE PRECEDING PARAGRAPH, OR TO AN

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INDIVIDUAL NON-RESIDENT OF JAPAN OR A NON-JAPANESE CORPORATION THAT IN EITHER CASE IS A SPECIALLY-RELATED PERSON OF THE COMPANY WILL BE SUBJECT TO JAPANESE INCOME TAX AT THE TIME OF SUCH INTEREST PAYMENTS.

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TAKEDA PHARMACEUTICAL COMPANY LIMITED

[Senior Floating Rate Notes due 2020]

[Senior Floating Rate Notes due 2022]

No. Reg S-1	Principal Amount €●

ISIN ●33

Common Code ●34

Takeda Pharmaceutical Company Limited (the “Company”), for value received, hereby promises to pay to MUFG Nominees (UK) Limited, or registered assigns, the principal amount set forth above on ●35. The Company will make interest payments on the Notes on each February 21, May 21, August 21 and November 21 of each year, with the first interest payment being made on February 21, 2019. The Company will make interest payments to the person in whose name the Notes are registered at the close of business on the day falling one clearing system business day prior to the respective interest payment date.

The per annum interest rate on the Notes in effect for each day of a Floating Rate Interest Period (as defined below) will be equal to the Applicable EURIBOR Rate plus ●36 basis points (the “Floating Interest Rate”), provided, however, that in no event shall the interest rate be less than zero. The Floating Interest Rate for each Floating Rate Interest Period will be set on February 21, May 21, August 21 and November 21 of each year, and will be set for the initial Floating Rate Interest Period on November 21, 2018 (each such date, a “Floating Rate Interest Reset Date”) until the principal on the Notes is paid or made available for payment (the “Floating Rate Principal Payment Date”). If any Floating Rate Interest Reset Date (other than the initial Floating Rate Interest Reset Date occurring on February 21, 2019) and Floating Rate Interest Payment Date would otherwise be a day that is not a EURIBOR Business Day, such Floating Rate Interest Reset Date and Floating Rate Interest Payment Date shall be the next succeeding EURIBOR Business Day, unless the next succeeding EURIBOR Business Day is in the next succeeding calendar month, in which case such Floating Rate Interest Reset Date and Floating Rate Interest Payment Date shall be the immediately preceding EURIBOR Business Day.

“EURIBOR Business Day” means any day that is not a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banking institutions are authorized or required by law, regulation or executive order to be closed in London, and is a day on which the TARGET2 System, or any successor thereto, operates.

“Floating Rate Interest Period” shall mean the period from and including a Floating Rate Interest Reset Date to but excluding the next succeeding Floating Rate Interest Reset Date and, in the case of the last such period, from and including the Floating Rate Interest Reset Date immediately preceding the maturity date or Floating Rate Principal Payment Date, as the case may be, to but not including such maturity date or Floating Rate Principal Payment Date, as the case may be. If the Floating Rate Principal Payment Date or maturity date is not a EURIBOR Business Day, then the principal amount of the Notes plus accrued and unpaid interest thereon shall be paid on the next succeeding EURIBOR Business Day and no interest shall accrue for the maturity date, Floating Rate Principal Payment Date or any day thereafter.

[33]	XS1843450138 for the 2020 Floating Rate Notes; XS1843449809 for the 2022 Floating Rate Notes.
[34]	184345013 for the 2020 Floating Rate Notes; 184344980 for the 2022 Floating Rate Notes.
[35]	November 21, 2020 for the 2020 Floating Rate Notes; November 21, 2022 for the 2022 Floating Rate Notes.
[36]	0.55% for the 2020 Floating Rate Notes; 1.10% for the 2022 Floating Rate Notes.

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The “Applicable EURIBOR Rate” shall mean the rate determined in accordance with the following provisions:

(1) Two prior TARGET days on which dealings in deposits in euros are transacted in the euro-zone interbank market preceding each Floating Rate Interest Reset Date (each such date, an “Interest Determination Date”), MUFG Bank, Ltd. (the “Calculation Agent”), as agent for the Company, will determine the Applicable EURIBOR Rate which shall be the rate for deposits in euro having a maturity of three months commencing on the first day of the applicable interest period that appears on the Reuters Screen EURIBOR01 Page as of 11:00 a.m., Brussels time, on such Interest Determination Date. “Reuters Screen EURIBOR01 Page” means the display designated on page “EURIBOR01” on Reuters (or such other page as may replace the EURIBOR01 page on that service or any successor service for the purpose of displaying euro-zone interbank offered rates for euro-denominated deposits of major banks). If the Applicable EURIBOR Rate on such Interest Determination Date does not appear on the Reuters Screen EURIBOR01 Page, the Applicable EURIBOR Rate will be determined as described in (2) below.

(2) With respect to an Interest Determination Date for which the Applicable EURIBOR Rate does not appear on the Reuters Screen EURIBOR01 Page as specified in (1) above, the Applicable EURIBOR Rate will be determined on the basis of the rates at which deposits in euro are offered by four major banks in the euro-zone interbank market selected by the Company (the “Reference Banks”) at approximately 11:00 a.m., Brussels time, on such Interest Determination Date to prime banks in the euro-zone interbank market having a maturity of three months, and in a principal amount equal to an amount of not less than €1,000,000 that is representative for a single transaction in such market at such time. The Company will request the principal euro-zone office of each of such Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the Applicable EURIBOR Rate on such Interest Determination Date will be the arithmetic mean (rounded upwards) of such quotations. If fewer than two quotations are provided, the Applicable EURIBOR Rate on such Interest Determination Date will be the arithmetic mean (rounded upwards) of the rates quoted by three major banks in the euro-zone selected by the Company at approximately 11:00 a.m., Brussels time, on such Interest Determination Date for loans in euro to leading European banks, having a maturity of three months, and in a principal amount equal to an amount of not less than €1,000,000 that is representative for a single transaction in such market at such time; provided, however, that if the banks so selected as aforesaid by the Company are not quoting as mentioned in this sentence, the relevant Floating Interest Rate for the Floating Rate Interest Period commencing on the Floating Rate Interest Reset Date following such Interest Determination Date will be the Floating Interest Rate in effect on such Interest Determination Date (i.e., the same as the rate determined for the immediately preceding Floating Rate Interest Reset Date).

(3) If the Applicable EURIBOR Rate for the relevant Floating Rate Interest Period has ceased to be published on the Reuters Screen EURIBOR01 Page as a result of the Applicable EURIBOR Rate ceasing to be calculated or administered and a suitable substitute reference rate is available which either is officially announced as successor to the Applicable EURIBOR Rate or, failing that, in our opinion after consultation with an independent financial adviser appointed by the Company, comes as close as possible to the composition of the existing Applicable EURIBOR Rate and is not prejudicial to the holders of the floating rate notes, the existing Applicable EURIBOR Rate will be replaced for the remaining term to maturity of the Notes by this substitute reference rate and such substitute reference rate shall be the Applicable EURIBOR Rate in relation to the Notes for all future Floating Rate Interest Periods. A precondition for this is that, in accordance with Article 29(1) of the Regulation (EU) 2016/1011

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of the European Parliament and of the Council of 8 June 2016 on indices used as benchmarks in financial instruments and financial contracts or to measure the performance of investment funds (the “Benchmark Regulation”), the substitute reference rate (x) will be provided by an administrator located in the European Union and which will be included in the register as referred to in Article 36 of the Benchmark Regulation or (y) will be provided by an administrator located in a third country for use in the European Union and the substitute reference rate as well as the administrator will be included in the register as referred to in Article 36 of the Benchmark Regulation. If no suitable substitute reference rate is officially announced as successor to the Applicable EURIBOR Rate or if the Company is unable or unwilling to determine the substitute reference rate prior to the Interest Determination Date relating to the next succeeding Floating Rate Interest Period in accordance with this paragraph, the Applicable EURIBOR Rate applicable to such Floating Rate Interest Period shall be equal to the offered quotation on the Reuters Screen EURIBOR01 Page, as described above, on the last day preceding the Interest Determination Date on which such offered quotation was displayed, all as determined by the Calculation Agent.

The amount of interest to be paid on the Notes for any Floating Rate Interest Period will be calculated on the basis of the actual number of days in the relevant Floating Rate Interest Period divided by 360 (known as the “Actual/360” day count).

The Floating Interest Rate and amount of interest to be paid on the Notes for each Floating Rate Interest Period will be determined by the Calculation Agent, rounding the amount of interest to the nearest sub-unit, half of any such sub-unit being rounded upwards. Interest will be calculated per €1,000 in principal amount of the Notes. The Calculation Agent will, upon the request of any holder of the Notes, provide the interest rate at the time of the last interest payment date with respect to the Notes. All calculations made by the Calculation Agent shall in the absence of manifest error be conclusive for all purposes and binding on the Company and the holders of the Notes. So long as the Applicable EURIBOR Rate is required to be determined with respect to the Notes, there will at all times be a Calculation Agent. In the event that any then acting Calculation Agent shall be unable or unwilling to act, or that such Calculation Agent shall fail duly to establish the Applicable EURIBOR Rate for any Interest Period, or that the Company proposes to remove such Calculation Agent, the Company shall appoint itself or another person which is a bank, trust company, investment banking firm or other financial institution to act as the Calculation Agent.

This Note will be the Company’s direct, unsecured and unsubordinated general obligation and will have the same rank in liquidation as all of the Company’s other unsecured and unsubordinated debt.

“Business Day” means both a day on which the TARGET2 System is open, and a day other than a Saturday or Sunday, that is neither a legal holiday nor a day on which commercial banking institutions are authorized or required by law, regulation or executive order to be closed in London or Tokyo.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, and such provisions shall for all purposes have the same effect as though fully set forth in this place.

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This Note shall not be valid or obligatory for any purpose until it shall have been manually signed by the Fiscal Agent for authentication.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

TAKEDA PHARMACEUTICAL COMPANY LIMITED

By
	Name:	[name]
	Title:	[title]

This is one of the Notes referred to

in the within-mentioned Fiscal Agency Agreement:

Dated:                          , 20

MUFG BANK, LTD., as Fiscal Agent

By
Authorized Signatory

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[FORM OF REVERSE OF NOTE]

The principal amount of this Note shall be paid on any redemption date, in immediately available funds in London upon surrender of the Note at the office designated herein or pursuant hereto of MUFG Bank, Ltd., as fiscal agent (MUFG Bank, Ltd. or any duly appointed successor fiscal agent acting in such capacity herein referred to as the “Fiscal Agent”), pursuant to an Fiscal Agency Agreement (such agreement, as it may be amended from time to time, the “Agreement”), dated as of November 21, 2018, between Takeda Pharmaceutical Company Limited (the “Company”) and the Fiscal Agent. The office of the Fiscal Agent at which such payment shall be made is located at Ropemaker Place, 25 Ropemaker Street, London EC2Y 9AN or at such other address as the Fiscal Agent shall specify (the “Fiscal Agent’s Office”) by notice to the Holder (as defined in the Agreement). Terms used herein not otherwise defined shall have the meaning ascribed to such term in the Agreement.

Payment of the principal of, and interest (including Additional Amounts, if applicable) on, this Note shall be made by wire transfer in immediately available funds to a bank account in Europe designated by the Holder in a written notice received by the Fiscal Agent (a) in the case of a payment of interest, prior to the Record Date (as defined below) immediately preceding the date on which such payment is due and (b) in the case of payment of principal on any redemption date, no less than 30 days and no more than 60 days prior to such redemption date, provided that in the case of such payment of principal, this Note shall have been surrendered to the Fiscal Agent for payment together with such notice. No interest shall accrue on this Note after redemption; provided, however, that, to the extent permitted by applicable law, interest shall accrue, at the rate at which interest accrues on the principal of this Note, on any amount of principal not paid when due upon surrender of this Note to the Fiscal Agent.

1.        Payments of principal of and interest (including Additional Amounts, if applicable) on this Note shall be made in Euros or in such other coin or currency of the Eurozone as at the time of payment is legal tender for the payment of public and private debts. Until the date on which the Notes shall have been delivered to the Fiscal Agent for cancellation, or become due and payable and a sum sufficient to pay the principal of and interest (including Additional Amounts, if applicable) on all of the Notes shall have been made available for payment and either paid or returned to the Company as provided herein and in the Agreement (such date being referred to herein as the “Termination Date”), the Company will at all times maintain an office or agency in London, where Notes may be presented or surrendered for payment.

2.        This Note is transferable in whole or in part and may be exchanged for a like aggregate principal amount of Notes of other authorized denominations by the Holder in person, or by his attorney duly authorized in writing, at the Fiscal Agent’s Office in London, where the Fiscal Agent shall maintain a register providing for the registration of the Notes and any exchange or transfer thereof (the “Note Register”). Upon surrender of this Note for exchange or registration of transfer, the Company shall execute and the Fiscal Agent shall authenticate and deliver in exchange therefor a Note or Notes, each in a denomination of €100,000 or an integral multiple of €1,000 in excess thereof, which has or have an aggregate denomination equal to the denomination of this Note and is or are registered in such name or names requested by the Holder. Any Note presented for exchange or registration of transfer shall be accompanied by a written instrument of transfer in form and with guarantee of signature and evidence of authority satisfactory to the Fiscal Agent and with payment by the transferor of any stamp or other tax or governmental charge payable in connection with such transfer (or evidence that such tax or charge has been paid) and with such tax identification number or other information for each person in whose name a new Note is to be issued as the Fiscal Agent may request to comply with applicable law. No exchange or registration of transfer of this Note shall be made on or after the date upon which a notice of redemption of this Note is transmitted to the Holder.

Notwithstanding any other provision of this Note or the Agreement to the contrary, this Note, if in global form (a Note in such form being referred to herein as a “Global Note”), shall be exchangeable pursuant to this Note and the Agreement only if: (i) Euroclear or Clearstream is closed for business for a continuous

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period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so or (ii) there shall have occurred and be continuing an Event of Default (as defined in the Agreement) with respect to the Notes. Upon the occurrence of any such event, this Note shall be exchangeable for definitive Notes, as provided in the Agreement. In the event and for so long as definitive Notes are not issued to any owner of a beneficial interest in this Global Note after the occurrence of one of the events set forth above, the Company expressly acknowledges, with respect to the right of a Holder to pursue a remedy pursuant to Section 4.7 or Section 4.8 of the Agreement, the right of such owner to pursue such remedy with respect to the portion of this Global Note that represents such owner’s Notes as if such definitive Notes had been issued.

No service charge shall be made for any such exchange or registration of transfer, but the Company may charge the party requesting any such exchange or registration of transfer a sum sufficient to reimburse it for any tax or other governmental charge required to be paid in connection with such exchange or registration.

All Notes issued upon any exchange or registration of transfer of this Note shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits, as this Note.

Except in the circumstances referred to in the second paragraph of this Section 3, the Company and the Fiscal Agent may treat the Holder as the absolute owner of this Note for the purpose of receiving payments of principal of and interest (including, Additional Amounts, as defined in Section 5 of this Note) on this Note and for all other purposes whatsoever, and the Company and the Fiscal Agent shall not be affected by any notice to the contrary.

3.        Except as provided in Sections 5, 6 and 7 of this Note, this Note is not redeemable or subject to payment at the option of the Company prior to ●37.

4.        All payments of principal and interest in respect of this Note shall be made without withholding or deduction for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of Japan, or any authority thereof or therein having power to tax (“Taxes”), unless such withholding or deduction is required by law or by the authority. In such event, the Company shall pay such additional amounts (“Additional Amounts”) as will result in the receipt by the Holder of such amounts as would have been received by it had no such withholding or deduction been required, except that no such Additional Amounts shall be payable with respect to this Note under any of the following circumstances:

(i)       the Holder or beneficial owner of this Note is an individual non-resident of Japan or a non-Japanese corporation and is liable for such Taxes in respect of this Note by reason of its (A) having some present or former connection with Japan other than the mere holding of this Note or (B) being a person having a special relationship with the Company (a “specially-related person of the Company”) as described in Article 6, paragraph (4) of the Act on Special Measures Concerning Taxation of Japan (Act No. 26 of 1957, as amended) (together with the cabinet order thereunder (Cabinet Order No. 43 of 1957, as amended), the “Act on Special Taxation Measures”);

(ii)      the Holder or beneficial owner of this Note would otherwise be exempt from any such withholding or deduction but fails to comply with any applicable requirement to provide Interest Recipient Information (as defined below) or to submit a Written Application for Tax Exemption (as defined below) to the relevant Paying Agent to whom this Note is presented (where presentation is required), or whose Interest Recipient Information is not duly communicated through the relevant Participant (as defined below) and the relevant international clearing organization to such Paying Agent;

[37]	November 21, 2020 for the 2020 Floating Rate Notes; November 21, 2022 for the 2022 Floating Rate Notes.

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(iii)      the Holder or beneficial owner of this Note is for Japanese tax purposes treated as an individual resident of Japan or a Japanese corporation (except for (A) a Designated Financial Institution (as defined below) that complies with the requirement to provide Interest Recipient Information or to submit a Written Application for Tax Exemption and (B) an individual resident of Japan or a Japanese corporation that duly notifies (directly, through the Participant or otherwise) the relevant Paying Agent of its status as not being subject to Taxes to be withheld or deducted by the Company by reason of receipt by such individual resident of Japan or Japanese corporation of interest on this Note through a payment handling agent in Japan appointed by it);

(iv)      this Note is presented for payment (where presentation is required) more than 30 days after the day on which such payment on this Note became due or after the full payment was provided for, whichever occurs later, except to the extent the Holder hereof would have been entitled to Additional Amounts on presenting the same for payment on the last day of such period of 30 days;

(v)       the withholding or deduction is imposed on a Holder or beneficial owner that could have avoided such withholding or deduction by presenting this Note (where presentation is required) to another Paying Agent maintained by the Company;

(vi)      the Holder is a fiduciary or partnership or is not the sole beneficial owner of the payment of the principal of, or any interest on, this Note, and Japanese law requires the payment to be included for tax purposes in the income of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner, in each case, who would not have been entitled to such Additional Amounts had it been the Holder of this Note; or

(vii)    any combination of (i) through (vi) above.

For the avoidance of doubt, none of the Company, the Fiscal Agent, any Paying Agent or any other person shall be required to pay any Additional Amounts with respect to any withholding or deduction imposed on or in respect of any Note pursuant to Sections 1471 to 1474 of the Internal Revenue Code of 1986, as amended, commonly referred to as FATCA, any treaty, law, regulation or other official guidance implementing FATCA, or any agreement between the Company, the Fiscal Agent, a Paying Agent or any other person and the United States, any other jurisdiction, or any authority of any of the foregoing implementing FATCA.

Where this Note is held through a participant of an international clearing organization or a financial intermediary (each, a “Participant”), in order to receive payments free of withholding or deduction by the Company for or on account of Taxes, if the relevant beneficial owner of this Note is (a) an individual non-resident of Japan or a non-Japanese corporation (other than a specially-related person of the Company) or (b) a Japanese financial institution (each, a “Designated Financial Institution”) falling under certain categories prescribed by the Act on Special Taxation Measures, all in accordance with the Act on Special Taxation Measures, such beneficial owner of this Note must, at the time of entrusting a Participant with the custody of this Note, provide certain information prescribed by the Act on Special Taxation Measures (“Interest Recipient Information”) to enable the Participant to establish that such beneficial owner is exempted from the requirement for Taxes to be withheld or deducted, and advise the Participant if the beneficial owner of this Note ceases to be so exempted (including the case where a beneficial owner of this Note that is an individual non-resident of Japan or a non-Japanese corporation becomes a specially-related person of the Company).

Where this Note is not held by a Participant, in order to receive payments free of withholding or deduction by the Company for or on account of Taxes, if the relevant beneficial owner of this Note is (a) an individual non-resident of Japan or a non-Japanese corporation (other than a specially-related person of the Company) or (b) a Designated Financial Institution, all in accordance with the Act on Special Taxation

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Measures, such beneficial owner must, prior to each time at which it receives interest, submit to the relevant Paying Agent a written application for tax exemption (hikazei tekiyo shinkokusho) (“Written Application for Tax Exemption”) in a form obtainable from the Paying Agent stating, inter alia, the name and address of the beneficial owner, the title of this Note, the relevant Interest Payment Date, the amount of interest and the fact that the beneficial owner is qualified to submit the Written Application for Tax Exemption, together with documentary evidence regarding its identity and residence.

The Company shall make any required withholding or deduction and remit the full amount withheld or deducted to the Japanese taxing authority in accordance with applicable law. The Company shall use reasonable efforts to obtain certified copies of tax receipts evidencing the payment of any tax, duty, assessment, fee or other governmental charge so withheld or deducted from the Japanese taxing authority imposing such tax, duty, assessment, fee or other governmental charge, and if certified copies are not available, the Company shall use reasonable efforts to obtain other evidence satisfactory to the Fiscal Agent, and the Fiscal Agent shall make such certified copies or other evidence available to the Holders or beneficial owners of the Notes upon reasonable request to the Fiscal Agent.

The obligation to pay Additional Amounts with respect to any taxes, duties, assessments and other governmental charges shall not apply to (A) any estate, inheritance, gift, sales, transfer, personal property or any similar tax, duty, assessment, fee or other governmental charge or (B) any tax, duty, assessment, fee or other governmental charge which is payable otherwise than by withholding or deduction from payments of principal or interest on this Note; provided that, except as otherwise set forth in this Note and in the Agreement, the Company will pay all stamp, court or documentary taxes or any excise or property taxes, charges or similar levies and other duties, if any, which may be imposed by Japan, the United States or any political subdivision or any taxing authority thereof or therein, with respect to the Agreement or as a consequence of the initial issuance, execution, delivery, registration or enforcement of the Notes.

References to principal or interest in respect of this Note shall be deemed to include any Additional Amounts due which may be payable as set forth in this Note and the Agreement.

5.        This Note may be redeemed at any time at the option and sole discretion of the Company in whole, but not in part, subject to compliance with applicable regulatory requirements, and upon giving not less than 30 nor more than 60 days’ notice of redemption to the Fiscal Agent and the Holders (which notice shall be irrevocable) at the principal amount of this Note together with interest accrued to the date fixed for redemption and any Additional Amounts hereon, if the Company has been or will be obliged to pay any Additional Amounts as a result of (a) any change in, or amendment to, the laws or regulations of Japan or any political subdivision or any authority thereof or therein having power to tax, or any change in application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after the date of the issuance of this Note or (b) after the completion of any Succession Event, any change in, or amendment to, the laws or regulations of the jurisdiction of the Successor Person or any political subdivision or any authority thereof or therein having power to tax, or any change in application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after the date of such Succession Event, and in either case such obligation cannot be avoided by the Company or the Successor Person through the taking of reasonable measures available to the Company or the Successor Person, as the case may be (an “Additional Amounts Event”). No notice of redemption for an Additional Amounts Event pursuant to this Section 5 shall be given sooner than 90 days prior to the earliest date on which the Company would actually be obliged to pay such Additional Amounts on payments with respect to this Note.

Prior to the publication of any notice of redemption pursuant to this Section 5, the Company shall deliver to the Fiscal Agent (i) a certificate signed by an Authorized Officer stating that the conditions precedent to its right to so redeem have been fulfilled and (ii) an opinion of independent legal advisors of recognized standing confirming that an Additional Amounts Event has occurred. The Fiscal Agent shall accept such opinion as sufficient evidence of the satisfaction of the conditions precedent described above, in which event it shall be conclusive and binding on the Holders.

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6.        If (i) the Shire Acquisition (as defined in the Agreement) has not been consummated on or prior to the Long Stop Date (as defined below) or (ii) the Company otherwise publicly announces that the Shire Acquisition will not be consummated, then the Company will be required to redeem all outstanding Notes on the Special Mandatory Redemption Date at a special mandatory redemption price equal to 101% of the aggregate principal amount of the Notes plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date.

The “Long Stop Date” means May 8, 2019, or such later date as may be agreed upon in accordance with the Co-Operation Agreement, dated May 8, 2018, between Takeda Pharmaceutical Company Limited and Shire plc.

Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date will be payable on such Interest Payment Dates to the registered Holders as of the close of business on the relevant Record Dates in accordance with the terms of the Notes and this Agreement.

The Company will cause the notice of special mandatory redemption to be transmitted, with a copy to the Fiscal Agent, within five Business Days after the occurrence of the event triggering the special mandatory redemption to each Holder at its registered address. If funds sufficient to pay the special mandatory redemption price of the outstanding notes to be redeemed on the Special Mandatory Redemption Date (plus accrued and unpaid interest, if any, to, but excluding, such date) are deposited with the Fiscal Agent or a paying agent on or before such Special Mandatory Redemption Date, and certain other conditions are satisfied, on and after such Special Mandatory Redemption Date, the outstanding Notes will cease to bear interest.

Upon the consummation of the Shire Acquisition, the foregoing provisions regarding the special mandatory redemption will cease to apply.

7.        In the case of any redemption of this Note as provided in Section 5 or 6 of this Note, notice of redemption of this Note shall be transmitted to the Holder at its address as it shall then appear in the Note Register. If by reason of any cause, it shall be impracticable to give notice to the Holder in the manner prescribed herein, then such notification in lieu thereof as shall be made by the Company or by the Fiscal Agent on behalf of and at the instruction of the Company shall constitute sufficient provision of such notice, if such notification shall, so far as may be practicable, approximate the terms and conditions of the notice in lieu of which it is given. Neither the failure to give notice nor any defect in any notice of redemption given to the Holder of any other Note shall affect the sufficiency of any notice with respect to this Note. Notice of redemption of this Note having been so given, this Note shall become due and payable on the redemption date so specified and such dates shall be deemed the maturity date of this Note.

8.        The Company shall, on or before each due date of the principal of or interest on this Note, pay to the Fiscal Agent, who shall hold the same in trust for the benefit of the person entitled thereto, a sum sufficient to pay the principal or interest so becoming due until such sum shall be paid to such person or otherwise disposed of as herein provided. Any money held by the Fiscal Agent in trust for the payment of the principal of or interest on this Note and remaining unclaimed for two years after such principal or interest has become due and payable and paid to the Fiscal Agent shall be discharged from such trust, and repaid to the Company, and all liability of the Fiscal Agent with respect to such money shall cease.

9.        If this Note shall at any time become mutilated, destroyed, stolen or lost, then, provided that this Note, or evidence of the destruction, theft or loss hereof (together with the indemnity hereinafter referred to and such other documents or proof as may be required hereunder) shall be delivered to the Fiscal Agent, a replacement Note of like tenor and principal amount shall be authenticated and delivered by the Fiscal Agent, in exchange for this Note, in the case of mutilation, or in lieu of this Note, in the case of destruction, loss or theft, and provided further that, if this Note is destroyed, stolen or lost, (i) neither the Company nor the Fiscal Agent

A-4-11

shall have received notice that this Note has been acquired by a bona fide purchaser, and (ii) the Fiscal Agent shall have received (a) satisfactory evidence (as so deemed by the Fiscal Agent in its absolute discretion) that this Note was destroyed, stolen or lost, and (b) an indemnity for the benefit of the Company and the Fiscal Agent satisfactory to each of them. All expenses and charges associated with procuring such indemnity shall be borne by the Holder of this Note.

As provided in the Agreement, every new Note issued in exchange for or in lieu of any mutilated, destroyed, stolen or lost Note shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, stolen or lost Note shall be at any time enforceable by anyone, and shall be entitled to the benefits of the Agreement equally and proportionately with any and all other Notes duly issued thereunder. Any such new Note shall be so dated that neither gain nor loss of interest shall result from such replacement. Upon the issuance of any such new Note, the Company may require the payment of a sum sufficient to cover any stamp or other tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Fiscal Agent) connected therewith.

10.        All notices to the Company under this Note shall be in writing and addressed to the Company at Takeda Pharmaceutical Company Limited, 1-1, Nihonbashi-Honcho 2-Chome, Chuo-ku, Tokyo 103-8668, Japan, Fax: +81-3-3278-2198, Attention: Global Treasury & Finance Management, Group Finance & Controlling, Global Finance, or to such other address as the Company may notify to the Holder. All notices to the Holder shall be in writing and sent by mail or emailed, in PDF format to the Holder at his or its address as set forth in the Note Register.

11.        This Note is one of the Senior Floating Rate Notes due ●38 (collectively, the “Notes” and, individually, a “Note”) issued by the Company in accordance with the Agreement, copies of which are on file and available for inspection at the Fiscal Agent’s Office. Under the terms of the Agreement, the Company may remove any Fiscal Agent and appoint a new Fiscal Agent. The Company shall notify, or cause the Fiscal Agent to notify, the Holders of Notes of the appointment of any Fiscal Agent.

The Notes are issuable only as fully registered Notes without coupons in denominations of €100,000 or integral multiples of €1,000 in excess thereof.

12.        Article VIII of the Agreement, which provides for amendments to the Agreement and the Notes, is hereby incorporated mutatis mutandis by reference herein.

13.        Subject to the authentication of this Note by the Fiscal Agent, the Company hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened precedent to the creation and issuance of this Note, and to constitute the same a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, have been done and performed and have happened in due and strict compliance with all applicable law.

14.        Claims for payment of principal in respect of this Note shall be prescribed upon the expiry of 6 years from any redemption date and claims for payment of interest (if any) in respect of this Note shall be prescribed upon the expiry of 5 years from the due date hereof.

This Note shall be governed by and construed in accordance with the laws of the State of New York.

[38]	2020 for the 2020 Floating Rate Notes; 2022 for the 2022 Floating Rate Notes.

A-4-12

EXHIBIT B

FORM OF TRANSFER CERTIFICATE

FOR TRANSFER FROM RULE 144A GLOBAL

NOTE TO REGULATION S GLOBAL NOTE

(Transfers Pursuant to Section 2.6(e) of the Fiscal Agency Agreement)

MUFG Bank, Ltd.

as Fiscal Agent

Ropemaker Place, 25 Ropemaker Street,

London EC2Y 9AN

Re:	Takeda Pharmaceutical Company Limited

[●% Senior Notes due ●][Senior Floating Rate Notes due ●]

Reference is hereby made to the Fiscal Agency Agreement dated as of November 21, 2018 (the “Agreement”) between Takeda Pharmaceutical Company Limited (the “Company”) and MUFG Bank, Ltd., as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

This letter relates to €● principal amount of [●% Senior Notes due ●][Senior Floating Rate Notes due ●] which are evidenced by one or more Rule 144A Global Notes (ISIN ●39; Common Code ●40) and held with Euroclear or Clearstream in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in the Notes to a person that will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Regulation S Global Notes (ISIN ●41; Common Code ●42).

In connection with such request and in respect of such Notes, the Transferor hereby certifies that such exchange or transfer has been effected in accordance with the transfer restrictions set forth in the Notes and (i) that, with respect to transfer made in reliance on Regulation S (“Regulation S”) under the U. S. Securities Act of 1933, as amended (the “Securities Act”):

(a)	the offer of the Notes was made to a person other than a “U.S. Person” (as defined in Regulation S);

(b)	either:

(1) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

[39]

XS1843449551 for the 2020 Notes; XS1843450054 for the 2020 Floating Rate Notes; XS1843449635 for the 2022 Notes; XS1843449478 for the 2022 Floating Rate Notes; XS1843448660 for the 2026 Notes; and XS1843448744 for the 2030 Notes.

[40]

184344955 for the 2020 Notes; 184345005 for the 2020 Floating Rate Notes; 184344963 for the 2022 Notes; 184344947 for the 2022 Floating Rate Notes; 184344866 for the 2026 Notes; and 184344874 for the 2030 Notes.

[41]

XS1843449981 for the 2020 Notes; XS1843450138 for the 2020 Floating Rate Notes; XS1843449049 for the 2022 Notes; XS1843449809 for the 2022 Floating Rate Notes; XS1843449122 for the 2026 Notes; and XS1843449395 for the 2030 Notes.

[42]

184344998 for the 2020 Notes; 184345013 for the 2020 Floating Rate Notes; 184344904 for the 2022 Notes; 184344980 for the 2022 Floating Rate Notes; 184344912 for the 2026 Notes; and 184344939 for the 2030 Notes.

B-1

(2) the transaction was executed in, on or through the facilities of a designated offshore securities market described in paragraph (b) of Rule 902 of Regulation S and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

(c)	no directed selling efforts have been made in contravention of the requirements of Rule 903 or 904 of Regulation S, as applicable;

(d)	the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;

(e)	the Transferor has advised the transferee of the transfer restrictions applicable in the Notes;

(f)

if the Transferor is a dealer in securities or has received a selling concession, fee or other remuneration in respect of the Notes and the transfer is to occur prior to the expiration of the restricted period then the requirements of Rule 904(b)(1) of Regulation S have been satisfied;

AND (II) THAT, WITH RESPECT TO TRANSFERS MADE IN RELIANCE OF RULE 144 UNDER THE SECURITIES ACT, THE TRANSFEROR HAS HELD THE INTEREST IN RULE 144A GLOBAL NOTES TO BE EXCHANGED BEYOND THE EXPIRATION OF THE APPLICABLE HOLDING PERIOD SET FORTH IN RULE 144(D)(1) AND THE TRANSFEROR IS NOT AND HAS NOT BEEN AN AFFILIATE (AS DEFINED IN RULE 144) OF THE COMPANY DURING THE PRECEDING THREE MONTHS.

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the initial purchasers.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:                                 ,

cc:	Takeda Pharmaceutical Company Limited

B-2

EXHIBIT C

FORM OF TRANSFER CERTIFICATE

FOR TRANSFER FROM REGULATION S GLOBAL

NOTE TO RULE 144A GLOBAL NOTE

(Transfers Pursuant to Section 2.6(f) of the Fiscal Agency Agreement)

MUFG Bank, Ltd.

as Fiscal Agent

Ropemaker Place, 25 Ropemaker Street,

London EC2Y 9AN

Re:	Takeda Pharmaceutical Company Limited
[●% Senior Notes due ●][Senior Floating Rate Notes due ●]

Reference is hereby made to the Fiscal Agency Agreement dated as of November [21], 2018 (the “Agreement”) between Takeda Pharmaceutical Company Limited (the “Company”) and MUFG Bank, Ltd., as Fiscal Agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

This letter relates to €● principal amount of [●% Senior Notes due ●][Senior Floating Rate Notes due ●] which are evidenced by one or more Regulation S Global Notes (ISIN ●43; Common Code ●44) and held with Euroclear or Clearstream in the name of [insert name of transferor] (the “Transferor”). The Transferor has requested a transfer of such beneficial interest in Notes to a person that will take delivery thereof in the form of an equal principal amount of Notes evidenced by one or more Rule 144A Global Notes (ISIN ●45; Common Code ●46).

In connection with such request and in respect of such Notes, the Transferor hereby certifies that (i) such Notes are being transferred to a transferee that the Transferor reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A under the U. S. Securities Act of 1933, as amended, purchasing the Notes for its own account (or for the account of one or more qualified institutional buyers over which account the transferee exercises sole investment discretion), (ii) it has notified the transferee of the transfer restrictions applicable to the Notes and (iii) the transfer is in accordance with any applicable securities laws of any State of the United States or any other applicable jurisdiction.

[43]

XS1843449551 for the 2020 Notes; XS1843450054 for the 2020 Floating Rate Notes; XS1843449635 for the 2022 Notes; XS1843449478 for the 2022 Floating Rate Notes; XS1843448660 for the 2026 Notes; and XS1843448744 for the 2030 Notes.

[44]

184344955 for the 2020 Notes; 184345005 for the 2020 Floating Rate Notes; 184344963 for the 2022 Notes; 184344947 for the 2022 Floating Rate Notes; 184344866 for the 2026 Notes; and 184344874 for the 2030 Notes.

[45]

XS1843449981 for the 2020 Notes; XS1843450138 for the 2020 Floating Rate Notes; XS1843449049 for the 2022 Notes; XS1843449809 for the 2022 Floating Rate Notes; XS1843449122 for the 2026 Notes; and XS1843449395 for the 2030 Notes.

[46]

184344998 for the 2020 Notes; 184345013 for the 2020 Floating Rate Notes; 184344904 for the 2022 Notes; 184344980 for the 2022 Floating Rate Notes; 184344912 for the 2026 Notes; and 184344939 for the 2030 Notes.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the initial purchasers, if any, of the Notes being transferred.

[Insert Name of Transferor]

By:
Name:
Title:

Dated:                             ,

cc:	Takeda Pharmaceutical Company Limited

EXHIBIT D

FORM OF OFFICER’S CERTIFICATE AS TO DEFAULT

(Pursuant to Section 9.4 of the Fiscal Agency Agreement)

[Date]

MUFG Bank, Ltd.

as Fiscal Agent

Ropemaker Place, 25 Ropemaker Street,

London EC2Y 9AN

Re:	Takeda Pharmaceutical Company Limited
Senior Floating Rate Notes due [●]
Senior Floating Rate Notes due [●]
[●]% Senior Notes due [●]
[●]% Senior Notes due [●] (collectively, the “Notes”)

Reference is hereby made to the Fiscal Agency Agreement dated as of November 21, 2018 (the “Agreement”) between Takeda Pharmaceutical Company Limited (the “Company”) and MUFG Bank, Ltd., as Fiscal Agent relating to the issuance of the Notes. Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

I, [name], [title] of the Company, in such capacity, do hereby certify, pursuant to Section 9.4 of the Agreement, that to my knowledge as at [●], [the Company is in compliance with all conditions and covenants under the Agreement / the Company has not complied with its following obligation[s] under the Agreement]:

[insert details]

IN WITNESS WHEREOF, I have hereunto signed my name as of [●].

Takeda Pharmaceutical Company Limited

By:

Name:
Title: